SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             Filed by the Registrant                         [X]
                   Filed by a Party other than the Registrant                [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material under Rule 14a-12

     Safeco Resource Series Trust
     ----------------------------
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total Fee Paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                           COMBINED PROXY STATEMENT OF

                          SAFECO RESOURCE SERIES TRUST
                      (the "Safeco Trust" or "your Trust")

                              SAFECO BOND PORTFOLIO
                          SAFECO CORE EQUITY PORTFOLIO
                      SAFECO GROWTH OPPORTUNITIES PORTFOLIO
                          SAFECO MONEY MARKET PORTFOLIO
                         SAFECO MULTI-CAP CORE PORTFOLIO
                        SAFECO SMALL-CAP VALUE PORTFOLIO
                 (each a series of Safeco Resource Series Trust,
                        and each "your Safeco Portfolio"
                   and collectively, the "Safeco Portfolios")

          The address and telephone number of each Safeco Portfolio is:
       4854 154th Place N.E., Redmond, Washington 98052 and 1-877-796-3872

                                   PROSPECTUS
                              FOR CLASS I SHARES OF
                        PIONEER VARIABLE CONTRACTS TRUST
                              (the "Pioneer Trust")

                           PIONEER BOND VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                   PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                    PIONEER SMALL CAP VALUE II VCT PORTFOLIO
               (each a series of Pioneer Variable Contracts Trust,
                         and each a "Pioneer Portfolio"
                   and collectively, the "Pioneer Portfolios")

         The address and telephone number of each Pioneer Portfolio is:
         60 State Street, Boston, Massachusetts 02109 and 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREOWNERS

                         SCHEDULED FOR DECEMBER 8, 2004

To the owners of variable annuity or life insurance contracts:

     You are being asked to vote on the proposals listed below on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of the Safeco Portfolio attributable to your contract at the special meeting of shareowners.

     A joint special meeting of shareowners (the "Meeting") for each of the Safeco Portfolios will be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time, to consider the following:

     1. With respect to each Safeco Portfolio, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Portfolio will transfer all of its assets to a series of the Pioneer Trust (each a "Pioneer Portfolio"), an investment company managed by Pioneer Investment Management, Inc. ("Pioneer"), in exchange for Class I shares of the Pioneer Portfolio. Some of the Pioneer Portfolios are existing mutual funds with substantially similar investment objectives and similar investment policies as your Safeco Portfolio. In the case of certain Safeco Portfolios, the Pioneer Portfolio is a newly organized series with a substantially similar investment objective and similar investment policies as your Safeco Portfolio. Class I shares of the applicable Pioneer Portfolio will be distributed to your Safeco Portfolio's shareowners in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. The Pioneer Portfolio also will assume your Safeco Portfolio's liabilities that are included in the calculation of your Safeco Portfolio's net asset value on the closing date of the reorganization. Your Safeco Portfolio will then be dissolved. As a result of the reorganization you will become shareowners of the Pioneer Portfolio. Your board of trustees recommends that you vote FOR this proposal.

     2. With respect to each Safeco Portfolio, a proposal to approve an interim investment advisory agreement between your Safeco Portfolio and Pioneer. This agreement provides for the management of your Safeco Portfolio's assets from August 2, 2004, when the advisory agreement between your Safeco Portfolio and Safeco Asset Management Company, each Portfolio's investment adviser, ("SAM") terminated. This interim investment advisory agreement has the same terms, other than its duration, as the agreement between your Safeco Portfolio and SAM. Your board of trustees recommends that you vote FOR this proposal.

     3.   Any other business that may properly come before the Meeting.

     Shareowners of record as of the close of business on October 8, 2004 are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareowners do not return their proxies in sufficient numbers, your Safeco Portfolio may be required to make additional solicitations.

                                        By order of the Board of Trustees,

                                        /s/ Roger F. Harbin
                                        -------------------

                                        Roger F. Harbin
                                        Chairman

October 29, 2004

                           COMBINED PROXY STATEMENT OF

                          SAFECO RESOURCE SERIES TRUST
                      (the "Safeco Trust" or "your Trust")

                              SAFECO BOND PORTFOLIO
                          SAFECO CORE EQUITY PORTFOLIO
                      SAFECO GROWTH OPPORTUNITIES PORTFOLIO
                          SAFECO MONEY MARKET PORTFOLIO
                         SAFECO MULTI-CAP CORE PORTFOLIO
                        SAFECO SMALL-CAP VALUE PORTFOLIO
                 (each a series of Safeco Resource Series Trust,
                        and each "your Safeco Portfolio"
                   and collectively, the "Safeco Portfolios")

          The address and telephone number of each Safeco Portfolio is:
       4854 154th Place N.E., Redmond, Washington 98052 and 1-877-796-3872

                                   PROSPECTUS
                              FOR CLASS I SHARES OF
                        PIONEER VARIABLE CONTRACTS TRUST
                              (the "Pioneer Trust")

                           PIONEER BOND VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                   PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                    PIONEER SMALL CAP VALUE II VCT PORTFOLIO
               (each a series of Pioneer Variable Contracts Trust,
                         and each a "Pioneer Portfolio"
                   and collectively, the "Pioneer Portfolios")

         The address and telephone number of each Pioneer Portfolio is:
       60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265 or
                                 1-800-225-6292

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated October 19, 2004, is being furnished to shareowners of the Safeco Portfolios listed above in connection with the solicitation by the board of trustees (the "Board" or the "Trustees") of the Safeco Trust of proxies to be used at a joint meeting of shareowners (the "Meeting") to be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m. (local time). The Proxy Statement/ Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") between each Safeco Portfolio and a corresponding Pioneer Portfolio providing for the reorganization of each Safeco Portfolio into a corresponding Pioneer Portfolio (each a "Reorganization"), and (ii) the approval of an interim investment advisory agreement for each Safeco Portfolio. The following table indicates (a) the corresponding Pioneer Portfolio that each Safeco Portfolio shareowner would receive shares of if each Plan is approved,
(b) which Safeco Portfolio shareowners may vote on which proposals and (c) on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Portfolio's Reorganization.

     Shares of the Pioneer Portfolios have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Pioneer Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

------------------------------------------------------------------------------------------------------------------------------------
                      Safeco Portfolio          Pioneer Portfolio             Shareowners Entitled to Vote                      Page
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1(a)        Safeco Bond Portfolio     Pioneer Bond VCT Portfolio    Safeco Bond Portfolio shareowners                   6
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1(b)        Safeco Core Equity        Pioneer Fund VCT Portfolio    Safeco Core Equity Portfolio shareowners           15
                      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1(c)        Safeco Growth             Pioneer Growth                Safeco Growth Opportunities                        25
                      Opportunities Portfolio   Opportunities VCT Portfolio   Portfolio shareowners
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1(d)        Safeco Money Market       Pioneer Money Market VCT      Safeco Money Market Portfolio shareowners          35
                      Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1(e)        Safeco Multi-Cap Core     Pioneer Mid Cap Value VCT     Safeco Multi-Cap Core Portfolio shareowners        44
                      Portfolio                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 1(f)        Safeco Small-Cap Value    Pioneer Small Cap Value II    Safeco Small-Cap Value Portfolio shareowners       54
                      Portfolio                 VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Proposal 2 (a)-(f)   Each Portfolio            Not applicable                Shareowners of each Portfolio voting separately    65
                                                                              as to the proposal that affects their Portfolio
------------------------------------------------------------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ---
INTRODUCTION ..........................................................................      2
PROPOSAL 1(a) -- SAFECO BOND PORTFOLIO ................................................      6
PROPOSAL 1(b) -- SAFECO CORE EQUITY PORTFOLIO .........................................     15
PROPOSAL 1(c) -- SAFECO GROWTH OPPORTUNITIES PORTFOLIO ................................     25
PROPOSAL 1(d) -- SAFECO MONEY MARKET PORTFOLIO ........................................     35
PROPOSAL 1(e) -- SAFECO MULTI-CAP CORE PORTFOLIO ......................................     44
PROPOSAL 1(f) -- SAFECO SMALL-CAP VALUE PORTFOLIO .....................................     54
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ....................................     63
TAX STATUS OF EACH REORGANIZATION .....................................................     64
PROPOSAL 2(a)-(f) -- APPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER      65
VOTING RIGHTS AND REQUIRED VOTE .......................................................     67
ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS ...................................     67
FINANCIAL HIGHLIGHTS ..................................................................     70
INFORMATION CONCERNING THE MEETING ....................................................     73
OWNERSHIP OF SHARES OF THE PORTFOLIOS .................................................     74
EXPERTS ...............................................................................     76
AVAILABLE INFORMATION .................................................................     76
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D REORGANIZATIONS) .....    A-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F REORGANIZATIONS) .......    A-21
EXHIBIT B -- FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT ............................    B-1
EXHIBIT C -- ADDITIONAL INFORMATION REGARDING PIONEER .................................    C-1
EXHIBIT D -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE ............................    D-1

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Portfolio that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Portfolio has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information" on each Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
 The Safeco Portfolios' prospectus dated April 30, 2004 as         Available to you free of charge by calling 1-800-796-3872. The
 supplemented August 3, 2004.                                      prospectus, which is also on file with the SEC, is incorporated by reference into this Proxy Statement/Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
 The Safeco Portfolios' annual report dated December 31, 2003      Available to you free of charge by calling 1-800-796-3872.
 and semiannual report dated June 30, 2004.                        Also on file with the SEC. See "Available Information."
                                                                   These reports are incorporated by reference into this
                                                                   Proxy Statement/Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Portfolio's current prospectus, and any              Available to you free of charge by calling 1-800-225-6292.
 supplements (as applicable), and each Pioneer Portfolio's         These prospectuses and reports are also on file with the SEC.
 most recent annual and semiannual reports to shareowners.         These prospectuses and reports are incorporated by reference into this Proxy Statement/Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this Proxy Statement/   Available to you free of charge by calling 1-800-225-6292.
 Prospectus, dated October 19, 2004 (the "SAI") contains           Also on file with the SEC. This SAI is incorporated by
 additional information about your Safeco Portfolios and the       reference into this Proxy Statement/Prospectus.
 Pioneer Portfolios.
------------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.           Call your Safeco Portfolio's toll-free telephone number:
                                                                   1-800-796-3872.
------------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     Safeco Asset Management Company ("SAM"), the Safeco Portfolios' investment adviser until August 2, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Portfolios was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Portfolios with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Portfolios. Ultimately, Symetra decided to recommend to the Board that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Portfolios on an interim basis until the Reorganizations occur and the Safeco Portfolios be reorganized into similar mutual funds managed by Pioneer.

     The Board met at a series of meetings in July 2004. At these meetings your Trustees received and evaluated materials regarding Pioneer and the Pioneer Portfolios, including the performance record and expense structure of each of the Pioneer Portfolios, the impact of the proposed Reorganizations on the Safeco Portfolios' shareowners, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Board, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the Safeco Portfolios' shareowners and that the interests of the existing Safeco Portfolios' shareowners will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer favorable long-term investment performance and enhanced shareowner services to the Safeco Portfolios' shareowners. The Reorganizations will, by combining in certain cases the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareowners of your Safeco Portfolios and the Pioneer Portfolios by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your Safeco Portfolio into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o SAM, the investment adviser to each of the Safeco Portfolios until August 2, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Therefore, a change in your Safeco Portfolio's investment adviser was necessary;

     o The track record of Pioneer in managing the Pioneer Portfolios as compared to the historical performance of the Safeco Portfolios;

     o The resources of Pioneer, including its infrastructure in shareowner services;

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareowner servicing options; and

     o Pioneer's commitment until December 10, 2006, or such later date that is the second anniversary of the day on which each Reorganization closes (the "Closing Date"), to limit the expenses (excluding extraordinary expenses) of the Class I shares of each Pioneer Portfolio.

How Each Reorganization Will Work

     o Each Safeco Portfolio will transfer all of its assets to a corresponding Pioneer Portfolio. Each Pioneer Portfolio will assume the corresponding Safeco Portfolio's liabilities that are included in the calculation of such Safeco Portfolio's net asset value on the Closing Date.

     o Each Pioneer Portfolio will issue Class I shares to the corresponding Safeco Portfolio in amounts equal to the aggregate net asset value of that Safeco Portfolio's shares. Shareowners of your Safeco Portfolio will receive Class I shares of the corresponding Pioneer Portfolio. These shares will be distributed to shareowners in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, shareowners will hold the shares of the Pioneer Portfolio with the same aggregate net asset value as the shares of your Safeco Portfolio that you held immediately prior to the Reorganization.

     o    Each Safeco Portfolio will be dissolved after the Closing Date.

     o Pioneer acts as investment adviser to each Pioneer Portfolio. Until December 10, 2006, or such later date that is the second anniversary of the Closing Date, Pioneer has agreed to limit each Pioneer Portfolio's expenses (excluding extraordinary expenses) for Class I shares. Pioneer is not required to limit any expenses after December 10, 2006, or such later date that is the second anniversary of the Closing Date.

     o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Portfolios, the Safeco Portfolios or the shareowners of the Safeco Portfolios.

     o There is no guarantee that your variable contract sponsor will make the Pioneer Portfolios available to its contract holders even if the Reorganizations are approved by the shareowners of the Safeco Portfolios. If the corresponding Pioneer Portfolio is not available as an investment option under your contract on the date of the Reorganization, you will have to allocate the money in your Safeco Portfolio to a different investment option that is available under your contract.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

Will Pioneer and Symetra Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration for the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Portfolios that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion.

Why Is an Interim Investment Advisory Agreement being Voted On

     Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Portfolio until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Portfolios.

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), shareowners must approve any new investment advisory agreement for a Safeco Portfolio. However, Rule 15a-4 under the Investment Company Act permits the Board to appoint an adviser on an interim basis without prior shareowner approval of the investment advisory agreement with that adviser if the new adviser agrees to provide such services on the same terms as the previous adviser. An adviser may act on such an interim basis for a period of 150 days. Because Pioneer will be making the payment to Symetra discussed above, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareowner approval of that agreement is obtained. If shareowners of a Safeco Portfolio do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Portfolio. If the Reorganizations and the interim investment advisory agreements are not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Safeco Portfolios, unless an extension of the 150-day period is permitted by a rule or independent position of the staff of the SEC. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganizations.

What Happens if a Reorganization Is not Approved

     If a Reorganization is not approved by shareowners, the Board will consider what action to take. Such action could include liquidating the Safeco Portfolio or seeking SEC relief to permit Pioneer to serve as investment adviser beyond the 150 day-limit and continuing to solicit proxies with respect to the Reorganization.

Who Is Eligible to Vote

     If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of shares of the Safeco Portfolios. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of the Safeco Portfolio attributable to your contract.

     Shareowners of record on October 8, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareowners of a Safeco Portfolio will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareowners' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim investment advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                            Safeco Bond Portfolio and
                           Pioneer Bond VCT Portfolio

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A-2, because it contains details that are not in the summary.

     Safeco Bond Portfolio and Pioneer Bond VCT Portfolio have substantially similar investment objectives and similar investment policies. However, the investment strategies pursued by Pioneer and SAM may differ as discussed in the table below under "Investment strategies." The Portfolios are managed by a new investment adviser, Pioneer, and a different portfolio management team. In addition, Pioneer Bond VCT Portfolio invests primarily in bonds that are investment grade whereas Safeco Bond Portfolio does not have such limitation, although both Portfolios are subject to risks of investing in below investment grade securities.

        Comparison of Safeco Bond Portfolio to Pioneer Bond VCT Portfolio

---------------------------------------------------------------------------------------------------------------------------
                                          Safeco Bond Portfolio                         Pioneer Bond VCT Portfolio
---------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Resource Series Trust,          A newly created series of Pioneer Variable
                           a diversified open-end management                  Contracts Trust, a diversified open-end
                           investment company organized as a                  management investment company organized
                           Delaware statutory trust.                          as a Delaware statutory trust.
---------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $47.8 million                                      None. The Pioneer Bond VCT Portfolio
 June 30, 2004                                                                is newly created and does not expect to
                                                                              commence investment operations until the
                                                                              Reorganization occurs.
---------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment Adviser (until August 2, 2004):         Investment Adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Managers (until August 2, 2004):         Portfolio Manager:
                           Greg Card (since 2004)                             Kenneth J. Taubes
                           CFA, Assistant Vice President, SAM                 Senior Vice President, Pioneer
                                                                              Joined Pioneer in 1998
                           Tim Hokari (since 2004)                            Investment Professional since 1982
                           Assistant Vice President, SAM

                           Lesley Fox (since 2004)
                           Assistant Vice President, SAM

                           Nancy McFadden (since 2004)
                           Fixed Income Analyst, SAM

                           Currently Pioneer is acting as investment
                           adviser to the Portfolio. The portfolio managers
                           of the Pioneer Portfolio, as indicated in the
                           next column, currently manage Safeco
                           Bond Portfolio.
---------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Bond Portfolio seeks to provide as high     Pioneer Bond VCT Portfolio seeks to provide
                           a level of current income as is consistent with    current income from an investment grade
                           the relative stability of capital.                 portfolio with due regard to preservation of
                                                                              capital and prudent investment risk.
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Safeco Bond Portfolio                             Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   Under normal circumstances, Safeco Bond              Normally, Pioneer Bond VCT Portfolio will
                             Portfolio invests at least 80% of its net assets     invest at least 80% of its net assets in:
                             (plus any borrowings for investment purposes)
                             in bonds, most of which are medium-term.             o Debt securities issued or guaranteed by
                                                                                    the U.S. government or its agencies and
                                                                                    instrumentalities,
                                                                                  o Debt securities, including convertible debt,
                                                                                    or corporate and other issuers rated at least
                                                                                    investment grade at the time of investment,
                                                                                    and comparably rated commercial paper,
                                                                                  o Cash and cash equivalents, certificates of
                                                                                    deposit, repurchase agreement maturing in
                                                                                    one week or less and bankers' acceptances
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       SAM historically analyzed each security it           Pioneer will consider both broad economic
                             considered for purchase on a stand-alone             and issuer specific factors in selecting a
                             basis and on how the security fits in                portfolio designed to achieve the Portfolio's
                             with other assets of the Portfolio. SAM              investment objective.
                             historically considered:
                                                                                  In assessing the appropriate maturity, rating
                             o The price of the security relative to its rating   and sector weighting of the Portfolio, Pioneer
                               and market sector                                  will consider a variety of factors that are
                             o Structural features, such as an issuer's           expected to influence economic activity
                               right to buy the bond back at a stated price       and interest rates. These factors include
                               (a "call"), or the Portfolio's right to require    fundamental economic indicators, Federal
                               the issuer to buy the bond back at a stated        Reserve monetary policy and the relative
                               price (a "put")                                    value of the U.S. dollar compared to
                             o The effect the security might have on the          other currencies.
                               existing diversification of Portfolio assets
                               and allocation among various market sectors        Once Pioneer determines the preferable
                             o The effect the security might have on the          portfolio characteristics, Pioneer selects
                               yield and sensitivity to interest rate changes     individual securities based on the terms of
                               of the Portfolio's assets overall                  the securities, liquidity and rating, and sector
                                                                                  and issuer diversification.
                             SAM would sell a security if:
                                                                                  Pioneer will also employ fundamental research
                             o A different sector of the market was more          and due diligence to assess an issuer's credit
                               attractive                                         quality, taking into account financial condition
                             o SAM was concerned about an issuer's                and profitability, future capital needs, potential
                               credit risk                                        for change in rating, industry outlook, the
                             o The security becomes fully valued                  competitive environment and management
                             o Cash was needed to meet shareowner                 ability. In making these portfolio decisions,
                               redemptions                                        Pioneer relies on the knowledge, experience
                                                                                  and judgment of its staff who have access to
                                                                                  a wide variety of research.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Bond Portfolio                           Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Each Portfolio may invest up to 50% of its assets in mortgage-related securities, including
                           Government National Mortgage Association ("GNMA") securities, mortgage pass-through securities issued by governmental and non-governmental issuers and collateralized mortgage obligations ("CMOs") that are rated in the top four investment grades.

                           Each Portfolio may invest significantly in debt securities of the following sectors: domestic industrials, domestic utilities, supranationals, Yankee and foreign. Each Portfolio may also invest in below investment-grade debt securities.

                           Each Portfolio may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.
------------------------------------------------------------------------------------------------------------------------------------
 Foreign securities        Safeco Bond Portfolio may invest up to 20% of       Pioneer Bond VCT Portfolio may invest up
                           its assets in foreign securities which are listed   to 15% of its total assets in equity and debt
                           on a national exchange, including investments       securities of non-U.S. corporate issuers and
                           in American Depositary Receipts.                    in debt securities of non-U.S. government
                                                                               issuers. The Portfolio will not invest more
                                                                               than 5% of its total assets in the securities
                                                                               of emerging markets issuers.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Bond Portfolio may hold cash or invest       Pioneer Bond VCT Portfolio may invest part or
 strategies                in high-quality, short-term securities issued by    all of its assets in securities with remaining
                           an agency or instrumentality of the U.S.            maturities of less than one year, cash
                           government, high-quality commercial paper,          equivalents or may hold cash for temporary
                           certificates of deposit, shares of no-load,         defensive purposes, including during periods
                           open-end money market funds, or repurchase          of unusual cash flows.
                           agreements as a temporary defensive measure
                           when market conditions so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Portfolio is diversified for the purpose of the Investment Company Act and each Portfolio is subject to diversification requirements under the Internal Revenue Code of 1986, as amended
                           (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Portfolio may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Pioneer Bond VCT Portfolio will not invest
 securities                action the value of the following securities, in    more than 15% of its net assets in illiquid
                           the aggregate, would exceed 15% of Safeco           and other securities that are not readily
                           Bond Portfolio's net assets, the Portfolio will     marketable. Repurchase agreement maturing
                           not (i) purchase securities for which there is      in more than seven days will be included for
                           no readily available market, (ii) purchase time     purposes of the foregoing limit. Securities
                           deposits maturing in more than seven days,          subject to restrictions on resale under the
                           (iii) purchase over-the-counter (OTC) options       Securities Act of 1933 ("1933 Act") are
                           or hold assets set aside to cover OTC options       considered illiquid unless they are eligible
                           written by the Portfolio, (iv) enter into           for resale pursuant to Rule 144A or another
                           repurchase agreements maturing in more than         exemption from the registration requirements
                           seven days, or (v) invest in interests in real      of the 1933 Act and are determined to be
                           estate investment trusts which are not readily      liquid by Pioneer.
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Bond Portfolio                            Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                Safeco Bond Portfolio may borrow money             Pioneer Bond VCT Portfolio may not borrow
                          (i) from banks or (ii) by engaging in reverse      money, except the Portfolio may: (a) borrow
                          repurchase agreements. The Portfolio will not      from banks or through reverse repurchase
                          commit to additional securities purchases if       agreements in an amount up to 33-1/3% of the
                          total outstanding borrowings are equal to 5%       Portfolio's total assets (including the amount
                          or more of total assets.                           borrowed); (b) to the extent permitted by
                                                                             applicable law, borrow up to an additional
                                                                             5% of the Portfolio's assets for temporary
                                                                             purposes; (c) obtain such short-term credits
                                                                             as are necessary for the clearance of Portfolio
                                                                             transactions; (d) purchase securities on margin
                                                                             to the extent permitted by applicable law; and
                                                                             (e) engage in transactions in mortgage dollar
                                                                             rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                  Safeco Bond Portfolio may lend securities to       Pioneer Bond VCT Portfolio may not make
                          qualified institutional investors with a value of  loans, except that the Portfolio may (i) lend
                          up to 33% of the Portfolio's total assets.         portfolio securities in accordance with the
                                                                             Portfolio's investment policies, (ii) enter into
                                                                             repurchase agreements, (iii) purchase all or a
                                                                             portion of an issue of publicly distributed debt
                                                                             securities, bank loan participation interests, bank
                                                                             certificates of deposit, bankers' acceptances,
                                                                             debentures or other securities, whether or not
                                                                             the purchase is made upon the original issuance
                                                                             of the securities, (iv) participate in a credit
                                                                             facility whereby the Portfolio may directly lend
                                                                             to and borrow money from other affiliated
                                                                             Portfolios to the extent permitted under the
                                                                             Investment Company Act or an exemption
                                                                             therefrom, and (v) make loans in any other
                                                                             manner consistent with applicable law, as
                                                                             amended and interpreted or modified from
                                                                             time to time by any regulatory authority
                                                                             having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Bond Portfolio may not purchase             Pioneer Bond VCT Portfolio may use futures and
                          securities on margin. However, the Portfolio       options on securities, indices and currencies,
                          may (i) obtain short-term credits as necessary     forward currency exchange contracts and
                          to clear its purchases and sales of securities     other derivatives. The Portfolio does not use
                          and (ii) make margin deposits in connection        derivatives as a primary investment technique
                          with its use of financial options and futures,     and generally limits their use to hedging.
                          forward and spot currency contracts, swap          However, the Portfolio may use derivatives for
                          transactions and other financial contracts or      a variety of non-principal purposes, including:
                          derivative instruments.
                                                                             o As a hedge against adverse changes in stock
                                                                               market prices, interest rates or currency
                                                                               exchange rates
                                                                             o As a substitute for purchasing or selling
                                                                               securities
                                                                             o To increase the Portfolio's return as a
                                                                               non-hedging strategy that may be
                                                                               considered speculative
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Safeco Bond Portfolio                        Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Portfolios have substantially similar investment strategies and policies.
 restrictions                    Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Shares of the Safeco Bond Portfolio are not    The Class I shares of Pioneer Bond VCT
                                 subject to any sales charges.                  Portfolio you receive in the Reorganization
                                                                                will not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees       Until August 2, 2004, Safeco Bond Portfolio    Pioneer Bond VCT Portfolio will pay Pioneer
                                 paid SAM an investment advisory and            a management fee equal to 0.50% of the
                                 management fee equal to 0.74% of the           Portfolio's average daily net assets.
                                 Portfolio's average daily net assets. Since
                                 August 2, 2004, such fee has been paid into    In addition, the Portfolio will reimburse
                                 an escrow account and the escrowed fee will    Pioneer for certain fund accounting and legal
                                 be paid to Pioneer if shareowners approve the  expenses incurred on behalf of the Portfolio.
                                 interim investment advisory agreement.
                                                                                Pioneer has agreed until December 10, 2006
                                 For the fiscal year ended December 31, 2003,   to limit the expenses (excluding extraordinary
                                 the Portfolio's annual operating expenses      expenses) of the Class I shares of the
                                 were 0.86% of the Portfolio's average daily    Portfolio to 0.62% of the average daily net
                                 net assets.                                    assets attributable to Class I.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service        Shares of Safeco Bond Portfolio and Class I shares of Pioneer Bond VCT Portfolio are not
 (12b-1) fee                     subject to a Rule 12b-1 fee.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares                   Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans.
                                 Shares of the Portfolios are sold at net asset value. Investments in a Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by the Portfolio. The offering of shares of either Portfolio may be suspended for a period of time, and each Portfolio reserves the right to reject any specific purchase order.
                                 Purchase orders may be refused if, in the investment adviser's opinion, they are of a size or frequency that would disrupt the management of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares                  Shares of each Portfolio will be sold at net asset value per share next calculated after the
                                 Portfolio receives the request in good order.

                                 You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has substantially the same investment objective, primary investment policies and strategies, the Portfolios are subject to similar principal risks.

------------------------------------------------------------------------------------------------------------------------------------
Safeco Bond Portfolio                                             Pioneer Bond VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Even though Safeco Bond Portfolio seeks a high level of           Even though Pioneer Bond VCT Portfolio seeks current
current income, you could lose money on your investment           income, you could lose money on your investment, or the
or not make as much if you invested elsewhere if:                 Portfolio could fail to generate current income, if:

o Interest rates go up, causing the value of debt securities      o Interest rates go up, causing the value of the Portfolio's
  in the Portfolio to go down                                       investments to decline

o Below investment grade securities generally have greater        o The issuer of a security owned by the Portfolio defaults
  volatility, reduced liquidity and a much higher risk of           on its obligation to pay principal and/or interest or has its
  repayment default                                                 credit rating downgraded

o Prepayment fluctuations during periods of declining interest    o During periods of declining interest rates, the issuer of a
  rates may decrease the overall investment returns of the          security may exercise its option to prepay principal earlier
  Portfolio                                                         than scheduled, forcing the Portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
o Risks associated with mortgage-backed securities, such as
  interest rate risk and prepayment risk may be amplified if      o During periods of rising interest rates, the average life of
  the investment is in a collateralized mortgage obligation         certain types of securities may be extended because of
                                                                    slower than expected principal payments. This may lock in
o Yankee sector bonds carry the risk of nationalization of the      a below market interest rate, increase the security's duration
  issuer, confiscatory taxation by the foreign government and       (the estimated period until the security is paid in full)
  establishment of controls by the foreign government that          and reduce the value of the security. This is known as
  would inhibit the remittance due to the Portfolio                 extension risk

o Eurodollar bonds are subject to the risk that a foreign         o Pioneer's judgment about the attractiveness, relative value
  government might prevent dollar denominated funds from            or potential appreciation of a particular sector, security or
  flowing across its borders                                        investment strategy proves to be incorrect

o To the extent the Portfolio owns bonds denominated in           o To the extent that the Portfolio invests in high yield
  foreign currencies, it could lose money as a result of            securities, its exposure to the credit risks associated with
  unfavorable currency exchange rates                               such security may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

                                                                  o Government sponsored entities such as the Federal Home
                                                                    Loan Mortgage Corporation (Freddie Mac), the Federal
                                                                    National Mortgage Association (FNMA) and the Federal
                                                                    Home Loan Banks (FHLBs), although chartered or
                                                                    sponsored by Congress, are not funded by Congressional
                                                                    appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the
                                                                    U.S. government

                                                                  o To the extent the Portfolio invests significantly in mortgage-
                                                                    backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities
------------------------------------------------------------------------------------------------------------------------------------

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for Safeco Bond Portfolio. The bar chart shows how Safeco Bond Portfolio's total return has varied from year to year for each full calendar year. The table shows the average annual total return for Safeco Bond Portfolio over time compared with a broad-based securities market index. The Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results. Pioneer Bond VCT Portfolio has not commenced investment operations.

                              Safeco Bond Portfolio
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     '95     '96     '97     '98     '99     '00     '01     '02     '03
-2.93   17.87   0.54    8.41    8.90    -3.99   11.79   7.28    7.79    3.28

* During the period shown in the bar chart, your Safeco Portfolio's highest quarterly return was 5.96% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.15% for the quarter ended March 31, 1994.

                              Safeco Bond Portfolio
              Average Annual Total Returns as of December 31, 2003

--------------------------------------------------------------------------------------
                                                     1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------
 Safeco Bond Portfolio                                 3.28%       5.09%       5.70%
--------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(1)
  (reflects no deduction for fees or expenses)         4.10%       6.62%       6.95%
--------------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, is for reference only and does not mirror the Portfolio's investments.

The most recent portfolio manager's discussion for Safeco Bond Portfolio is attached as Exhibit D.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on (i) for your Safeco Portfolio, the expenses of your Portfolio for the period ended December 31, 2003 and (ii) for Pioneer Bond VCT Portfolio, the estimated expenses. Future expenses may be greater or less.

                                                                                         Pioneer Bond
                                                                        Safeco Bond     VCT Portfolio
                                                                         Portfolio      Class I Shares
Shareowner transaction fees (paid directly from your investment)        -----------     --------------
Redemption fees for shares held less
 than 30 days ......................................................        None             None
Sales charge or deferred sales charge ..............................        None             None

Annual Portfolio operating expenses (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .....................................................        0.74%            0.50%
Distribution and service (12b-1) fee ...............................        None             None
Other expenses .....................................................        0.12%            0.23%
Total Portfolio operating expenses .................................        0.86%            0.73%
Expense reduction ..................................................        None             0.11%(1)
Net Portfolio operating expenses ...................................        0.86%            0.62%

----------
(1) Pioneer has agreed until December 10, 2006 to limit the expenses (excluding extraordinary expenses) of the Class I shares of Pioneer Bond VCT Portfolio to 0.62% of average daily net assets.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) the expense limitations are in effect for two years for Pioneer Bond VCT Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

  Example
       Safeco Bond Portfolio
  Year 1 ..........    $   88
  Year 3 ..........    $  274
  Year 5 ..........    $  477
  Year 10 .........    $1,061
     Pioneer Bond VCT Portfolio
  Class I Shares
  Year 1 ..........    $   63
  Year 3 ..........    $  211
  Year 5 ..........    $  384
  Year 10 .........    $  885

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Bond Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to your Safeco Portfolio until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Safeco Portfolio's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareowners of your Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareowner account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Portfolio's shareowners through exchanges. In addition, Pioneer offers shareowners additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareowner's direct accounts in the Pioneer Funds over the telephone or online.

     Third, the lower advisory fee that will be payable to Pioneer than the advisory fee paid by your Safeco Portfolio to SAM.

     Fourth, Pioneer's commitment to limit the expenses of Class I shares as described above. In addition, the estimated expenses of Pioneer Bond VCT Portfolio are lower than the expenses of your Safeco Portfolio.

     Fifth, the Class I shares of Pioneer Bond VCT Portfolio received in the Reorganization will provide Safeco Bond Portfolio shareowners with exposure to substantially the same investment product as they currently have.

     Sixth, Pioneer's willingness to create similar portfolios where necessary to provide a reorganization alternative for each of the Safeco Portfolios.

     Pioneer and Symetra will pay all expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The board of trustees of Pioneer Bond VCT Portfolio also considered that the Reorganization presents an excellent opportunity for the Pioneer Bond VCT Portfolio to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Bond VCT Portfolio and its shareowners.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of June 30, 2004.

                                                                  Pioneer Bond
                                                                  VCT Portfolio      Combined Fund
                                       Safeco Bond Portfolio     Class I Shares     (Pro Forma as of
                                           June 30, 2004         June 30, 2004*      June 30, 2004)
                                       ---------------------     ---------------    ----------------
Net Assets (in thousands) .........            $47,820                 N/A               $47,820
Net Asset Value Per Share .........             $11.24                 N/A                $11.24
Shares Outstanding ................          4,256,000                 N/A             4,256,000

----------
* Pioneer Bond VCT Portfolio is newly created has not yet commenced operations.

     It is impossible to predict how many shares of Pioneer Bond VCT Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Bond VCT Portfolio's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Portfolio. Similarly, the board of trustees of Pioneer Bond VCT Portfolio, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Bond VCT Portfolio.

     The Trustees recommend that the shareowners of your Safeco Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Core Equity Portfolio and
                           Pioneer Fund VCT Portfolio

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A-1, because it contains details that are not in the summary.

     Safeco Core Equity Portfolio and Pioneer Fund VCT Portfolio have substantially similar investment objectives and similar investment policies. However, the investment strategies pursued by Pioneer and SAM may differ as discussed in the table below under "Investment strategies." The Portfolios are managed by a new investment adviser, Pioneer, and a different portfolio management team.

    Comparison of Safeco Core Equity Portfolio to Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------------------------------------------------
                                      Safeco Core Equity Portfolio                      Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Resource Series Trust,          A series of Pioneer Variable Contracts
                           a diversified open-end management                  Trust, a diversified open-end management
                           investment company organized as a                  investment company organized as a
                           Delaware statutory trust.                          Delaware statutory trust.
--------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $306.9 million                                     $260.3 million
 June 30, 2004
--------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment Adviser (until August 2, 2004):         Investment Adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Managers (until August 2, 2004):         Portfolio Managers:
                           Richard D. Meagley (since 1995)                    John A. Carey
                           CFA, Vice President, SAM                           Executive Vice President, Pioneer
                                                                              Joined Pioneer in 2001
                           Darcy McLaren (since 2003)                         Investment Professional since 1979
                           CFA, Vice President, SAM
                                                                              Walter Hunnewell, Jr.
                           Currently Pioneer is acting as investment          Vice President, Pioneer
                           adviser to the Portfolio. The portfolio managers   Joined Pioneer in 1979
                           of the Pioneer Portfolio, as indicated in the      Investment Professional since 1985
                           next column, currently manage your
                           Safeco Portfolio.
--------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Core Equity Portfolio seeks long-term       Pioneer Fund VCT Portfolio seeks reasonable
                           growth of capital and reasonable current           income and capital growth.
                           income.
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Core Equity Portfolio                         Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   Under normal circumstances, the Portfolio          The Portfolio invests the major portion of its
                             invests at least 80% of its net assets (plus any   assets in equity securities, primarily of U.S.
                             borrowings for investment purposes) in equity      issuers. For purposes of the Portfolio's
                             securities and, to a much lesser extent, invests   investment policies, equity securities include
                             in equity-related securities.                      common stocks, convertible debt and other
                                                                                equity instruments, such as depositary
                                                                                receipts, warrants, rights, interests in real
                                                                                estate investment trusts (REITS) and
                                                                                preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       Safeco Core Equity Portfolio invests primarily     Pioneer uses a "value" style of management
                             in stocks of larger, established companies that:   and seeks securities selling at reasonable
                                                                                prices or substantial discounts to their
                             o Are proven performers                            underlying values and then holds these
                             o Have predictable earnings growth over a          securities until the market values reflect their
                               three- to five-year outlook                      intrinsic values. Pioneer looks at the following
                             o Have good value relative to earnings             factors in selecting investments: favorable
                               prospects                                        expected returns relative to perceived risk;
                                                                                above average potential for earnings and
                             To a lesser extent, the Portfolio buys stocks      revenue growth; low market valuations relative
                             the investment adviser believes will benefit       to earnings forecast, book value, cash flow
                             from a specific short-term earnings catalyst,      and sales; a sustainable competitive advantage
                             such as a cost-cutting program or company          such as a brand name, customer base,
                             restructure.                                       proprietary technology or economies of scale.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments           Safeco Core Equity Portfolio may invest in         Pioneer Fund VCT Portfolio may invest up to
                             securities convertible into common stock,          25% of its total assets in REITs.
                             but less than 35% of its total assets will be
                             invested in such securities.                       The Portfolio may invest up to 10% of its total
                                                                                assets in equity securities of non-U.S. corporate
                             The Portfolio may invest up to 20% of its          issuers and debt securities of non-U.S.
                             assets in foreign securities which are listed      corporate and government issuers. The Portfolio
                             on a national exchange, including investments      will not invest more than 5% of its total assets
                             in American Depositary Receipts.                   in securities of emerging markets issuers.

                                                                                The Portfolio may invest the balance of its
                                                                                assets in debt securities of corporate and
                                                                                government issuers. Generally, the Portfolio
                                                                                acquires debt securities that are rated
                                                                                investment grade, but the Portfolio may invest
                                                                                up to 5% of its net assets in below investment
                                                                                grade debt securities issued by both U.S. and
                                                                                non-U.S. corporate and government issuers,
                                                                                including below investment grade convertible
                                                                                debt securities. The Portfolio invests in debt
                                                                                securities when Pioneer believes that they are
                                                                                consistent with the Portfolio's investment
                                                                                objective by offering the potential for reasonable
                                                                                income and capital growth, to diversity the
                                                                                Portfolio or for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Core Equity Portfolio                       Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Core Equity Portfolio may hold cash          Pioneer Fund VCT Portfolio may invest all or
 strategies                or invest in high-quality, short-term securities    part of its assets in securities with remaining
                           issued by an agency or instrumentality of the       maturities of less than one year, cash
                           U.S. government, high-quality commercial            equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds, or
                           repurchase agreements as a temporary
                           defensive measure when market conditions
                           so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Portfolio is diversified for the purpose of the Investment Company Act and each Portfolio is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Portfolio may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Pioneer Fund VCT Portfolio will not invest
 securities                action the value of the following securities, in    more than 15% of its net assets in illiquid
                           the aggregate, would exceed 15% of Safeco           and other securities that are not readily
                           Core Equity Portfolio's net assets, the Portfolio   marketable. Repurchase agreements maturing
                           will not (i) purchase securities for which there    in more than seven days will be included for
                           is no readily available market, (ii) purchase       purposes of the foregoing limit. Securities
                           time deposits maturing in more than seven           subject to restrictions on resale under the
                           days, (iii) purchase over-the-counter (OTC)         1933 Act, are considered illiquid unless they
                           options or hold assets set aside to cover OTC       are eligible for resale pursuant to Rule 144A
                           options written by the Portfolio, (iv) enter into   or another exemption from the registration
                           repurchase agreements maturing in more than         requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real      determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Core Equity Portfolio may borrow             Pioneer Fund VCT Portfolio may not borrow
                           money (i) from banks, or (ii) by engaging in        money, except the Portfolio may: (a) borrow
                           reverse repurchase agreements. The Portfolio        from banks or through reverse repurchase
                           will not commit to additional securities            agreements in an amount up to 33-1/3% of the
                           purchases if total outstanding borrowings are       Portfolio's total assets (including the amount
                           equal to 5% or more of total assets.                borrowed); (b) to the extent permitted by
                                                                               applicable law, borrow up to an additional
                                                                               5% of the Portfolio's assets for temporary
                                                                               purposes; (c) obtain such short-term credits
                                                                               as are necessary for the clearance of Portfolio
                                                                               transactions; (d) purchase securities on margin
                                                                               to the extent permitted by applicable law; and
                                                                               (e) engage in transactions in mortgage dollar
                                                                               rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Core Equity Portfolio                          Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Lending                     Safeco Core Equity Portfolio may lend               Pioneer Fund VCT Portfolio may not make loans,
                             securities to qualified institutional investors     except that the Portfolio may (i) lend portfolio
                             with a value of up to 33% of the Portfolio's        securities in accordance with the Portfolio's
                             total assets.                                       investment policies, (ii) enter into repurchase
                                                                                 agreements, (iii) purchase all or a portion of an
                                                                                 issue of publicly distributed debt securities, bank
                                                                                 loan participation interests, bank certificates of
                                                                                 deposit, bankers' acceptances, debentures or
                                                                                 other securities, whether or not the purchase
                                                                                 is made upon the original issuance of the
                                                                                 securities, (iv) participate in a credit facility
                                                                                 whereby the Portfolio may directly lend to and
                                                                                 borrow money from other affiliated Portfolios
                                                                                 to the extent permitted under the Investment
                                                                                 Company Act or an exemption therefrom, and
                                                                                 (v) make loans in any other manner consistent
                                                                                 with applicable law, as amended and interpreted
                                                                                 or modified from time to time by any regulatory
                                                                                 authority having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments      Safeco Core Equity Portfolio may write put          Pioneer Fund VCT Portfolio may use futures
                             or call options if, as a result thereof, the        and options on securities, indices and
                             aggregate value of the assets underlying all        currencies, forward currency exchange
                             such options does not exceed 25% of the             contracts and other derivatives. The Portfolio
                             Portfolio's net assets.                             does not use derivatives as a primary
                                                                                 investment technique and generally limits their
                             The Portfolio may purchase put or call options      use to hedging. However, the Portfolio may
                             on futures contracts if, as a result thereof, the   use derivatives for a variety of non-principal
                             aggregate premiums paid on all options or           purposes, including:
                             options on futures contracts do not exceed
                             20% of the Portfolio's net assets.                  o As a hedge against adverse changes in
                                                                                   stock market prices, interest rates or
                             The Portfolio may enter into any futures              currency exchange rates
                             contract or option on a futures contract, if        o As a substitute for purchasing or selling
                             as a result thereof, the aggregate margin             securities
                             deposits and premiums required on all such          o To increase the Portfolio's return as a non-
                             instruments does not exceed 5% of the                 hedging strategy that may be considered
                             Portfolio's net assets.                               speculative

                             The Portfolio may not purchase securities on
                             margin. However, the Portfolio may (i) obtain
                             short-term credits as necessary to clear
                             its purchases and sales of securities, and
                             (ii) make margin deposits in connection
                             with its use of financial options and futures,
                             forward and spot currency contracts, swap
                             transactions and other financial contracts or
                             derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies   As described above, the Portfolios have substantially similar principal investment strategies and
 and restrictions            policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Core Equity Portfolio                       Pioneer Fund VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                            Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges               Shares of Safeco Core Equity Portfolio are not   The Class I shares of Pioneer Fund VCT
                             subject to any sales charges.                    Portfolio you receive in the Reorganization will
                                                                              not be subject to any sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Until August 2, 2004, Safeco Core Equity         Pioneer Fund VCT Portfolio pays Pioneer
                             Portfolio paid SAM an investment advisory        a management fee equal to 0.65% of the
                             and management fee equal to 0.74% of the         Portfolio's average daily net assets.
                             Portfolio's average daily net assets. Since
                             August 2, 2004, such fee has been paid into      During its most recent fiscal year, Pioneer
                             an escrow account and the escrowed fee will      Fund VCT Portfolio paid an advisory fee at
                             be paid to Pioneer if shareowners approve the    an average rate of 0.65% of average daily
                             interim investment advisory agreement.           net assets.
------------------------------------------------------------------------------------------------------------------------------------
                             For the fiscal year ended December 31, 2003,     In addition, Pioneer Fund VCT Portfolio
                             the Portfolio's annual operating expenses        reimburses Pioneer for certain fund
                             were 0.80% of the Portfolio's average daily      accounting and legal expenses incurred on
                             net assets.                                      behalf of the Portfolio and pays a separate
                                                                              shareowner servicing/transfer agency fee to
                                                                              PIMSS, an affiliate of Pioneer.

                                                                              For the fiscal year ended December 31, 2003,
                                                                              the Portfolio's annual operating expenses for
                                                                              Class I shares were 0.76% of the Portfolio's
                                                                              average daily net assets.

                                                                              Pioneer has agreed until December 10, 2006
                                                                              to limit expenses (excluding extraordinary
                                                                              expenses) of the Class I shares of Pioneer
                                                                              Fund VCT Portfolio to 0.80% of the average
                                                                              daily net assets attributable to Class I.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Shares of Safeco Core Equity Portfolio and Class I shares of Pioneer Fund VCT Portfolio are not
 (12b-1) fee                 subject to a Rule 12b-1 fee.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans.
                             Shares of the Portfolios are sold at net asset value. Investments in a Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by the Portfolio. The offering of shares of either Portfolio may be suspended for a period of time, and each Portfolio reserves the right to reject any specific purchase order.
                             Purchase orders may be refused if, in the investment adviser's opinion, they are of a size or frequency that would disrupt the management of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Shares of each Portfolio will be sold at net asset value per share next calculated after the
                             Portfolio receives the request in good order.

                             You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to the same principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Portfolio's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year. The tables show average annual total return for each Portfolio over time compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

                          Safeco Core Equity Portfolio
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     '95     '96     '97     '98     '99     '00     '01     '02     '03
8.94    28.63   24.79   24.85   24.89   9.31    -10.79  -9.38   -25.91   24.78

* During the period shown in the bar chart, your Portfolio's highest quarterly return was 18.76% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.21% for the quarter ended September 30, 2002.

                  Pioneer Fund VCT Portfolio -- Class I Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     '99     '00     '01     '02     '03
26.12   15.91   1.22    -10.85  -19.03   23.76

* During the period shown in the bar chart, since its inception on October 31,1997, Pioneer Fund VCT Portfolio's highest quarterly return was 21.04% for the quarter ended December 31, 1998, and the lowest quarterly return was -17.28% for the quarter ended September 30, 2002.

              Average Annual Total Returns as of December 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                      1 Year       5 Years        10 Years      Inception
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Portfolio                         24.78%        -5.44%          8.34%         N/A
----------------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio(1)                        23.76%         0.94%           N/A          5.53%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees or expenses)        28.67%        -0.57%         11.06%         4.73%
----------------------------------------------------------------------------------------------------------

(1)  The Portfolio commenced operations on October 31, 1997.

(2) The S&P 500 Index, an unmanaged index measuring performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market, is for reference only and does not mirror the Portfolio's investments.

The most recent portfolio manager's discussion for Safeco Core Equity Portfolio and Pioneer Fund VCT Portfolio are attached as Exhibit D.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on (i) for your Safeco Portfolio, the expenses of your Portfolio for the period ended December 31, 2003 and (ii) for Pioneer Fund VCT Portfolio, the expenses of Pioneer Fund VCT Portfolio for the period ended December 31, 2003. Future expenses may be greater or less.

                                                                                                            Combined Fund
                                                                                          Pioneer Fund    (Pro Forma for the
                                                                         Safeco Core      VCT Portfolio   fiscal year ended
                                                                      Equity Portfolio   Class I Shares   December 31, 2003)
Shareowner transaction fees (paid directly from your investment)      ----------------   --------------   ------------------
Redemption fees for shares held less than 30 days ..................        None               None              None
Sales charge or deferred sales charge ..............................        None               None              None

Annual Portfolio operating expenses (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .....................................................        0.74%              0.65%             0.65%
Distribution and service (12b-1) fee ...............................        None               None              None
Other expenses .....................................................        0.06%              0.11%             0.11%
Total Portfolio operating expenses .................................        0.80%              0.76%             0.76%
Expense reduction ..................................................        None               None(1)           None
Net Portfolio operating expenses ...................................        0.80%              0.76%             0.76%

----------
(1) Pioneer has agreed that until December 10, 2006, Pioneer will limit the expenses (excluding extraordinary expenses) of the Class I shares of Pioneer Fund VCT Portfolio to 0.80% of average daily net assets.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) the expense limitations are in effect for two years for Pioneer Fund VCT Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

  Example
  Safeco Core Equity Portfolio
  Year 1 ..........    $ 82
  Year 3 ..........    $255
  Year 5 ..........    $444
  Year 10 .........    $990
    Pioneer FundVCT Portfolio
  Class I Shares
  Year 1 ..........    $ 78
  Year 3 ..........    $243
  Year 5 ..........    $422
  Year 10 .........    $942
    Combined Fund (Pro Forma)
  Class I Shares
  Year 1 ..........    $ 78
  Year 3 ..........    $243
  Year 5 ..........    $422
  Year 10 .........    $942

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Core Equity Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to your Safeco Portfolio until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Portfolio's investment adviser was necessary.

     Second, the investment performance of Pioneer Fund VCT Portfolio is comparable to the historical investment performance of your Safeco Portfolio. For the one and five year periods ended June 30, 2004, Class I shares of Pioneer Fund VCT Portfolio had an average annual return of 17.84% and -0.70%, respectively, compared to an average annual return of your Portfolio's shares of 14.45% and 5.44%, respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institution and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareowners of your Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareowner account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Portfolio's shareowners through exchanges. In addition, Pioneer offers shareowners additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareowner's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Fund VCT Portfolio's lower advisory fee and lower operating expenses, and Pioneer's commitment to limit the expenses of Class I shares as described above. Pioneer Fund VCT Portfolio's expense ratio is lower than your Safeco Portfolio's expenses for the most recent fiscal year, and the expense limitation is no higher than the expenses of your Portfolio for the most recent fiscal year.

     Fifth, the Class I shares of Pioneer Fund VCT Portfolio received in the Reorganization will provide Safeco Core Equity Portfolio shareowners with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The board of trustees of Pioneer Fund VCT Portfolio also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund VCT Portfolio to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Fund VCT Portfolio and its shareowners.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of June 30, 2004.

                                                             Pioneer Fund
                                          Safeco Core        VCT Portfolio      Combined Fund
                                       Equity Portfolio     Class I Shares     (Pro Forma as of
                                         June 30, 2004       June 30, 2004      June 30, 2004)
                                       ----------------     --------------     ----------------
Net Assets (in thousands) .........         $306,907            $149,565            $456,472
Net Asset Value Per Share .........           $22.78              $18.98              $18.98
Shares Outstanding ................       13,470,000           7,880,000          24,050,000

     It is impossible to predict how many shares of Pioneer Fund VCT Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund VCT Portfolio's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your Portfolio. Similarly, the board of trustees of Pioneer Fund VCT Portfolio, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the shareowners of Pioneer Fund VCT Portfolio.

     The Trustees recommend that the shareowners of your Safeco Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                    Safeco Growth Opportunities Portfolio and
                   Pioneer Growth Opportunities VCT Portfolio

                                  PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A-2, because it contains details that are not in the summary.

     Safeco Growth Opportunities Portfolio and Pioneer Growth Opportunities VCT Portfolio have substantially similar investment objectives and similar investment policies. However, the investment strategies pursued by Pioneer and SAM may differ as discussed in the table below under "Investment strategies." The Portfolios are managed by a new investment adviser, Pioneer, and a different portfolio management team.

     Comparison of Safeco Growth Opportunities Portfolio to Pioneer Growth
                           Opportunities VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Growth Opportunities Portfolio          Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Resource Series Trust,          A newly created series of Pioneer Variable
                           a diversified open-end management                  Contracts Trust, a diversified open-end
                           investment company organized as a                  management investment company organized
                           Delaware statutory trust.                          as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $358.3 million                                     None. The Pioneer Growth Opportunities VCT
 June 30, 2004                                                                Portfolio is newly created and does not expect
                                                                              to commence investment operations until the
                                                                              Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment Adviser (until August 2, 2004):         Investment Adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Managers (since 2003 and until           Portfolio Managers:
                           August 2, 2004):                                   John A. Carey
                           Jeffrey Schwartz                                   Executive Vice President, Pioneer
                           CFA, Vice President, SAM                           Joined Pioneer in 2001
                                                                              Investment Professional since 1979
                           Bill Whitlow
                           CFA, Vice President, SAM                           Walter Hunnewell, Jr.
                                                                              Vice President, Pioneer
                           Currently Pioneer is acting as investment          Joined Pioneer in 2001
                           adviser to the Portfolio. The portfolio managers   Investment Professional since 1985
                           of the Pioneer Portfolio, as indicated in the
                           next column, currently manage your                 Andrew Acheson
                           Safeco Portfolio.                                  Vice President, Pioneer
                                                                              Joined Pioneer in 2001
                                                                              Investment Professional since 1994

                                                                              Pioneer is committing additional resources,
                                                                              including investment advisory staff, in
                                                                              continuing to implement Pioneer Growth
                                                                              Opportunities VCT Portfolio's strategies after
                                                                              the Reorganization. Pioneer anticipates that
                                                                              Diego Franzin and Michael Rega will begin
                                                                              serving as the Pioneer Growth Opportunities
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Growth Opportunities Portfolio            Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and                                                        VCT Portfolio's portfolio managers at the
 portfolio managers                                                             time of the Reorganization. Mr. Franzin, Vice
 (continued)                                                                    President and Head of U.S. Quantitative
                                                                                Research and Management, joined Pioneer
                                                                                in 1998 as a Quantitative Equity Analyst.
                                                                                Mr. Rega, Senior Portfolio Manager, joined
                                                                                Pioneer in 2004.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective        Each Portfolio seeks growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   To achieve its investment objective, under         Pioneer Growth Opportunities VCT Portfolio
                             normal circumstances, Safeco Growth                invests primarily in equity securities of
                             Opportunities Portfolio invests most of its        companies that Pioneer considers to be
                             assets in common stocks of companies its           reasonably priced or undervalued, and
                             investment adviser considers to be reasonably      have above average earnings and revenue
                             priced or undervalued, with above average          growth potential.
                             growth potential.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       When evaluating a stock to buy for Safeco          Pioneer Growth Opportunities VCT Portfolio
                             Growth Opportunities Portfolio, SAM                uses a "growth at a reasonable price" style of
                             historically considered factors such as:           management and seeks to invest in securities
                                                                                of issuers with above average potential for
                             o The strength of the company's balances           earnings and revenue growth that are also
                               sheet                                            trading at attractive market valuations. To
                             o The quality of the management team               select stocks, Pioneer employs quantitative
                             o The rate at which the company's earnings         analysis, due diligence and fundamental
                               are projected to grow                            research, an evaluation of the issuer based
                             o Whether the company's stock may be               on its financial statements and operations,
                               trading at a discount relative to its industry   utilizing a bottom-up analytic style. Pioneer
                               peers or the overall market                      relies on the knowledge, experience and
                                                                                judgment of its staff who have access to a
                             Safeco Growth Opportunities Portfolio would        wide variety of research. Pioneer focuses on
                             sell a stock if:                                   the quality and price of individual issuers,
                                                                                not on economic sector or market-timing
                             o Any of the above factors or other relative-      strategies.
                               value indicators have deteriorated
                             o The stock becomes overvalued, for example,       Factors Pioneer looks for in selecting
                               as a result of overly optimistic earnings        investments include:
                               forecasts
                             o The stock price reaches a specific target        o Strength of the company's balance sheet
                             o Changes in market value cause the Portfolio      o Quality of the management team
                               to hold a larger position in the stock than      o Rate at which the company's revenues and
                               its investment adviser wants                       earnings are projected to grow
                             o Other companies present more attractive          o Whether the company's stock may be
                               investment opportunities                           trading at a discount relative to its industry
                             o Cash is needed to meet shareowner                  peers or the overall market
                               redemptions
                                                                                Pioneer generally sells a portfolio security
                                                                                when it believes that the issuer no longer
                                                                                offers the potential for above average earnings
                                                                                and revenue growth. Pioneer makes that
                                                                                determination based upon the same criteria it
                                                                                uses to select portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Growth Opportunities Portfolio          Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Each Portfolio may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

                           Each Portfolio may invest up to 20% of assets in foreign securities.
------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Growth Opportunities Portfolio may          Pioneer Growth Opportunities VCT Portfolio
                           invest up to 10% of its total assets in debt       may invest up to 5% of its total assets in debt
                           securities rated below investment grade.           securities rated below investment grade,
                                                                              including below investment grade convertible
                                                                              debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Growth Opportunities Portfolio              Pioneer Growth Opportunities VCT Portfolio
 strategies                may hold cash or invest in high-quality,           may invest all or part of its assets in
                           short-term securities issued by an agency          securities with remaining maturities of less
                           or instrumentality of the U.S. government,         than one year, cash equivalents or may hold
                           high-quality commercial paper, certificates of     cash.
                           deposit, shares of no-load, open-end money
                           market funds, or repurchase agreements as a
                           temporary defensive measure when market
                           conditions so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Portfolio is diversified for the purpose of the Investment Company Act and each Portfolio is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Portfolio may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Growth Opportunities VCT Portfolio
 securities                action the value of the following securities, in   will not invest more than 15% of its net
                           the aggregate, would exceed 15% of Safeco          assets in illiquid and other securities that
                           Growth Opportunities Portfolio's net assets,       are not readily marketable. Repurchase
                           the Portfolio will not (i) purchase securities     agreements maturing in more than seven days
                           for which there is no readily available market,    will be included for purposes of the foregoing
                           (ii) purchase time deposits maturing in more       limit. Securities subject to restrictions on
                           than seven days, (iii) purchase over-the-          resale under the 1933 Act, are considered
                           counter (OTC) options or hold assets set aside     illiquid unless they are eligible for resale
                           to cover OTC options written by the Portfolio,     pursuant to Rule 144A or another exemption
                           (iv) enter into repurchase agreements maturing     from the registration requirements of the
                           in more than seven days, or (v) invest in          1933 Act and are determined to be liquid
                           interests in real estate investment trusts which   by Pioneer.
                           are not readily marketable or interests in real
                           estate limited partnerships which are not listed
                           or traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Safeco Growth Opportunities Portfolio         Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing   Safeco Growth Opportunities Portfolio may     Pioneer Growth Opportunities VCT Portfolio
             borrow money (i) from banks, or (ii) by       may not borrow money, except the Portfolio
             engaging in reverse repurchase agreements.    may: (a) borrow from banks or through
             The Portfolio will not commit to additional   reverse repurchase agreements in an amount
             securities purchases if total outstanding     up to 33-1/3% of the Portfolio's total assets
             borrowings are equal to 5% or more of         (including the amount borrowed); (b) to the
             total assets.                                 extent permitted by applicable law, borrow
                                                           up to an additional 5% of the Portfolio's
                                                           assets for temporary purposes; (c) obtain
                                                           such short-term credits as are necessary
                                                           for the clearance of Portfolio transactions;
                                                           (d) purchase securities on margin to the
                                                           extent permitted by applicable law; and (e)
                                                           engage in transactions in mortgage dollar
                                                           rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending     Safeco Growth Opportunities Portfolio may     Pioneer Growth Opportunities VCT Portfolio
             lend securities to qualified institutional    may not make loans, except that the Portfolio
             investors with a value of up to 33% of the    may (i) lend portfolio securities in accordance
             Portfolio's total assets.                     with the Portfolio's investment policies,
                                                           (ii) enter into repurchase agreements,
                                                           (iii) purchase all or a portion of an issue of
                                                           publicly distributed debt securities, bank loan
                                                           participation interests, bank certificates of
                                                           deposit, bankers' acceptances, debentures or
                                                           other securities, whether or not the purchase
                                                           is made upon the original issuance of the
                                                           securities, (iv) participate in a credit facility
                                                           whereby the Portfolio may directly lend to and
                                                           borrow money from other affiliated Portfolios
                                                           to the extent permitted under the Investment
                                                           Company Act or an exemption therefrom, and
                                                           (v) make loans in any other manner consistent
                                                           with applicable law, as amended and
                                                           interpreted or modified from time to time by
                                                           any regulatory authority having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Growth Opportunities Portfolio         Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Growth Opportunities Portfolio may        Pioneer Growth Opportunities VCT Portfolio
                                 write a put or call options if, as a result      may use futures and options on securities,
                                 thereof, the aggregate value of the assets       indices and currencies, forward currency
                                 underlying all such options does not exceed      exchange contracts and other derivatives.
                                 25% of the Portfolio's net assets.               The Portfolio does not use derivatives as a
                                                                                  primary investment technique and generally
                                 The Portfolio may purchase a put or call         limits their use to hedging. However, the
                                 options or options on a futures contract if,     Portfolio may use derivatives for a variety
                                 as a result thereof, the aggregate premiums      of non-principal purposes, including:
                                 paid on all options or options on futures
                                 contracts held by the Portfolio do not exceed    o As a hedge against adverse changes in
                                 20% of the Portfolio's net assets.                 stock market prices, interest rates or
                                                                                    currency exchange rates
                                 The Portfolio may enter into any futures         o As a substitute for purchasing or selling
                                 contract or option on futures contract if,         securities
                                 as a result thereof, the aggregate margin        o To increase the Portfolio's return as a non-
                                 deposits and premiums required on all              hedging strategy that may be considered
                                 such instruments do not exceed 5% of the           speculative
                                 Portfolio's net assets.

                                 The Portfolio may not purchase securities
                                 on margin. However, the Portfolio may
                                 (i) obtain short-term credits as necessary to
                                 clear its purchases and sales of securities,
                                 and (ii) make margin deposits in connection
                                 with its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Portfolios have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Shares of the Portfolio are not subject to any   The Class I shares of Pioneer Growth
                                 sales charges.                                   Opportunities VCT Portfolio you receive in
                                                                                  the Reorganization will not be subject to any
                                                                                  sales charge.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Growth Opportunities Portfolio          Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Until August 2, 2004, Safeco Growth               Pioneer Growth Opportunities VCT Portfolio
                             Opportunities Portfolio paid SAM an               will pay Pioneer a management fee equal
                             investment advisory and management fee            to 0.74% of the Portfolio's average daily
                             equal to 0.74% of the Portfolio's average daily   net assets.
                             net assets. Since August 2, 2004, such fee
                             has been paid to an escrow account and            In addition, the Portfolio will reimburse
                             the escrowed fee will be paid to Pioneer if       Pioneer for certain fund accounting and legal
                             shareowners approve the interim investment        expenses incurred on behalf of the Portfolio.
                             advisory agreement.
                                                                               Pioneer has agreed until December 10, 2006
                             For the fiscal year ended December 31, 2003,      to limit the expenses (excluding extraordinary
                             the Portfolio's annual operating expenses         expenses) of the Class I shares of Pioneer
                             were 0.80% of the Portfolio's average daily       Growth Opportunities VCT Portfolio to 0.79%
                             net assets.                                       of the average daily net assets attributable to
                                                                               Class I.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Shares of Safeco Growth Opportunities Portfolio and Class I shares of Pioneer Growth
 (12b-1) fee                 Opportunities VCT Portfolio are not subject to a Rule 12b-1 fee.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans.
                             Shares of the Portfolios are sold at net asset value. Investments in a Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by the Portfolio. The offering of shares of either Portfolio may be suspended for a period of time, and each Portfolio reserves the right to reject any specific purchase order.
                             Purchase orders may be refused if, in the investment adviser's opinion, they are of a size or frequency that would disrupt the management of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Shares of each Portfolio will be sold at net asset value per share next calculated after the
                             Portfolio receives your request in good order.

                             You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to similar principal risks.

------------------------------------------------------------------------------------------------------------------------------------
Safeco Growth Opportunities Portfolio                             Pioneer Growth Opportunities VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
You could lose money on your investment in the Portfolio or       You could lose money on your investment in the Portfolio
not make as much as if you invested elsewhere if:                 or not make as much as if you invested elsewhere if:

o The stock market goes down (this risk factor may be               o The stock market goes down
  greater in the short term)                                        o Small company or growth stocks fall out of favor
o Growth stocks fall out of favor with investors                      with investors
o The Portfolio's investments do not have the growth potential      o The portfolio's investments do not have the growth
  originally expected                                                 potential originally expected
o The Portfolio's shares may be subject to frequent and more
  significant changes in value than the stock market in general   The Portfolio also has risks associated with investing in small
  due to the volatility of some of the smaller companies in       companies. Compared to large companies, small companies,
  which it invests                                                and the market for their equity securities, are likely to:
o During periods of market concern about inflation or
  deflation, some securities in which the Portfolio invests         o Be more sensitive to changes in the economy, earnings
  may become more volatile or decline in value                        results and investor expectations
                                                                    o Have more limited product lines and capital resources
Investing in non-U.S. issuers may involve unique risks              o Experience sharper swings in market values
compared to investing in securities of U.S. issuers. These          o Be harder to sell at the times and prices Pioneer
risks may include:                                                    thinks appropriate
                                                                    o Offer greater potential for gain or loss
o Inadequate financial information
o Smaller, less liquid and more volatile markets                  Investing in non-U.S. issuers may involve unique risks compared
o Political and economic upheavals                                to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

                                                                  o Less information about non-U.S. issuers or markets may
                                                                    be available due to less rigorous disclosure or accounting standards or regulatory practices
                                                                  o Many non-U.S. markets are smaller, less liquid and more
                                                                    volatile. In a changing market, Pioneer might not be able to sel the Portfolio's securities at times, in amounts and at prices it considers reasonable
                                                                  o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments
                                                                  o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
                                                                  o Economic, political and social developments may adversely affect the securities markets
                                                                  o Withholding and other non-U.S. taxes may decrease the
                                                                    Portfolio's return
------------------------------------------------------------------------------------------------------------------------------------

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for Safeco Growth Opportunities Portfolio. The bar charts show how Safeco Growth Opportunities Portfolio's total return has varied from year to year for each full calendar year. The tables show average annual total return for Safeco Growth Opportunities Portfolio over time compared with a broad-based securities market index. Safeco Growth Opportunities Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results. Pioneer Growth Opportunities VCT Portfolio has not commenced investment operations.

                      Safeco Growth Opportunities Portfolio
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     '95     '96     '97     '98     '99     '00     '01     '02     '03
11.92   41.00   32.06   44.55   1.83    5.63    -6.16   19.14   -37.67   42.94

* During the period shown in the bar chart, your Portfolio's highest quarterly return was 33.87% for the quarter ended June 30, 2001, and the lowest quarterly return was -27.53% for the quarter ended September 30, 2002.

                      Safeco Growth Opportunities Portfolio
              Average Annual Total Returns as of December 31, 2003

----------------------------------------------------------------------------------------
                                                      1 Year      5 Years      10 Years
----------------------------------------------------------------------------------------
 Safeco Growth Opportunities Portfolio                 42.94%       1.02%        12.43%
----------------------------------------------------------------------------------------
 Russell 2000 Index(1)
  (reflects no deduction for fees or expenses)         47.25%       7.13%         9.48%
----------------------------------------------------------------------------------------

(1) The Russell 2000 Index, an unmanaged index of 2,000 small capitalization U.S. stocks, is for reference only and does not mirror the Portfolio's investments.

The most recent portfolio manager's discussion for Safeco Growth Opportunities Portfolio is attached as Exhibit D.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on (i) for your Safeco Portfolio, the expenses of your Portfolio for the period ended December 31, 2003 and (ii) for Pioneer Growth Opportunities VCT Portfolio, the estimated expenses. Future expenses may be greater or less.

                                                                                          Pioneer Growth
                                                                        Safeco Growth     Opportunities
                                                                        Opportunities     VCT Portfolio
                                                                          Portfolio       Class I Shares
Shareowner transaction fees (paid directly from your investment)        -------------     --------------
Redemption fees for shares held less than 30 days ..................        None              None
Sales charge or deferred sales charge ..............................        None              None

Annual Portfolio operating expenses (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .....................................................        0.74%             0.74%
Distribution and service (12b-1) fee ...............................        None              None
Other expenses .....................................................        0.06%             0.06%
Total Portfolio operating expenses .................................        0.80%             0.80%
Expense reduction ..................................................        None              0.01(1)
Net Portfolio operating expenses ...................................        0.80%             0.79%

----------
(1) Pioneer has agreed until December 10, 2006 to limit the expenses (excluding extraordinary expenses) of the Class I shares of Pioneer Growth Opportunities VCT Portfolio to 0.79% of average daily net assets.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) the expense limitations are in effect for two years for Pioneer Growth Opportunities VCT Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

  Example
   Safeco Growth Opportunities
    Portfolio
  Year 1 ..........    $ 82
  Year 3 ..........    $255
  Year 5 ..........    $444
  Year 10 .........    $990
  Pioneer Growth Opportunities
  VCT Portfolio
  Class I Shares
  Year 1 ..........    $ 81
  Year 3 ..........    $253
  Year 5 ..........    $442
  Year 10 .........    $988

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Growth Opportunities Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to Safeco Growth Opportunities Portfolio until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Portfolio's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareowners of your Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareowner account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Portfolio's shareowners through exchanges. In addition, Pioneer offers shareowners additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareowner's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment to limit the expenses of Class I shares as described above. This expense ratio is the same as the expense ratio for your Portfolio for the most recent semi-annual period ended June 30, 2004.

     Fourth, the Class I shares of Pioneer Growth Opportunities VCT Portfolio received in the Reorganization will provide Safeco Growth Opportunities Portfolio shareowners with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and expenses incurred as a result of the Reorganizations.

     Fifth, Pioneer's willingness to create similar portfolios where necessary to provide a reorganization alternative for each of the Safeco Portfolios.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The board of trustees of Pioneer Growth Opportunities VCT Portfolio also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Opportunities VCT Portfolio to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Opportunities VCT Portfolio and its shareowners.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of June 30, 2004.

                                                         Pioneer Growth
                                       Safeco Growth      Opportunities
                                       Opportunities     VCT Portfolio*      Combined Fund
                                         Portfolio       Class I Shares     (Pro Forma as of
                                       June 30, 2004      June 30, 2004      June 30, 2004)
                                       -------------     --------------     ----------------
Net Assets (in thousands) .........        $358,322          N/A                 $358,322
Net Asset Value Per Share .........          $21.19          N/A                   $21.19
Shares Outstanding ................      16,906,000          N/A               16,906,000

----------
* Pioneer Growth Opportunities VCT Portfolio is newly created and has not yet commenced operations.

     It is impossible to predict how many shares of Pioneer Growth Opportunities VCT Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Opportunities VCT Portfolio's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your Portfolio. Similarly, the board of trustees of Pioneer Growth Opportunities VCT Portfolio, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Opportunities VCT Portfolio.

     The Trustees recommend that the shareowners of your Safeco Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Money Market Portfolio and
                       Pioneer Money Market VCT Portfolio

                                  PROPOSAL 1(d)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A-1, because it contains details that are not in the summary.

     Safeco Money Market Portfolio and Pioneer Money Market VCT Portfolio have substantially similar investment objectives and similar investment policies. However, the investment strategies pursued by Pioneer and SAM may differ as discussed in the table below under "Investment strategies." The Portfolios are managed by a new investment adviser, Pioneer, and a different portfolio management team.

    Comparison of Safeco Money Market Portfolio to Pioneer Money Market VCT
                                   Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Money Market Portfolio                  Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Business                    A series of Safeco Resource Series Trust,            A series of Pioneer Variable Contracts
                             a diversified open-end management                    Trust, a diversified open-end management
                             investment company organized as a                    investment company organized as a
                             Delaware statutory trust.                            Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of June 30,   $24.9 million                                        $29.2 million
 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and     Investment Adviser (until August 2, 2004):           Investment Adviser:
 portfolio managers          SAM                                                  Pioneer

                             Portfolio Managers (until August 2, 2004):           Portfolio Manager:
                             Lesley Fox (since 2000)                              Kenneth J. Taubes
                             Assistant Vice President, SAM                        Senior Vice President, Pioneer
                                                                                  Joined Pioneer in 1998
                             Cathleen Beauchamp (since 2004)                      Investment Professional since 1982
                             CFA

                             Currently Pioneer is acting as investment
                             adviser to the Portfolio. The portfolio managers
                             of the Pioneer Portfolio, as indicated in the
                             next column, currently manage your Safeco
                             Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective        Safeco Money Market Portfolio seeks as high          Pioneer Money Market VCT Portfolio seeks
                             a level of current income as is consistent with      current income consistent with preservation
                             the preservation of capital and liquidity through    of capital and providing liquidity.
                             investment in high-quality money market
                             instruments maturing in 13 months or less.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Money Market Portfolio                  Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   Safeco Money Market Portfolio may invest in:      Pioneer Money Market VCT Portfolio invests in
                                                                               high-quality, U.S. dollar denominated money
                             o Commercial paper of both domestic and           market securities including those issued by:
                               foreign issuers
                             o Negotiable and non-negotiable certificates      o U.S. and foreign banks and savings and
                               of deposit, bankers' acceptances, and             loan associations with total assets in excess
                               other short-term obligations of U.S. and          of $10 billion
                               foreign banks                                   o Corporate issuers
                             o Repurchase agreements in which the              o The U.S. government and its agencies and
                               Portfolio buys securities at one price and        instrumentalities
                               simultaneously agrees to sell them back at      o Multinational organizations such as the
                               a higher price                                    World Bank
                             o Variable and floating rate instruments that
                               change interest rates periodically to keep
                               their market value near par
                             o U.S. government securities
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       Safeco Money Market Portfolio will purchase       Pioneer Money Market VCT Portfolio invests
                             only high-quality securities with remaining       exclusively in securities with a maximum
                             maturities of 397 days or less. The portfolio     remaining maturity of 397 days and maintains
                             will maintain a dollar-weighted average           a dollar-weighted average portfolio maturity of
                             portfolio maturity of no more than 90 days.       90 days or less.

                                                                               Pioneer complies with the rating, maturity
                                                                               and diversification requirements applicable
                                                                               to money market funds. With those limits,
                                                                               Pioneer's assessment of broad economic
                                                                               factors that are expected to affect economic
                                                                               activity and interest rates influences its
                                                                               securities selection.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments           Safeco Money Market Portfolio may invest in:      Pioneer Money Market VCT Portfolio may
                                                                               invest more than 25% of its total assets in
                             o Restricted securities that are exempt from      U.S. government securities and obligations of
                               registration requirements and eligible for      U.S. banks.
                               resale to qualified institutional investors,
                               such as mutual funds, under Rule 144A or        The Portfolio may invest in any money market
                               Section 4(2);                                   instrument that is a permissible investment for
                             o Corporate obligations such as publicly traded   a money market fund under the rules of the
                               bonds and notes;                                SEC, including commercial paper, certificates
                             o Mortgage-backed securities; and                 of deposit, time deposits, bankers'
                             o When-issued and delayed delivery securities     acceptances, mortgaged-backed and asset-
                               whose terms and conditions, including price,    backed securities, repurchase agreements,
                               are fixed by the issuer, but are to be issued   municipal obligations and other short-term
                               and delivered against payment in the future,    debt securities.
                               typically 30 to 45 days after the date of
                               commitment.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Money Market Portfolio                      Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Other investments           The Portfolio will limit its investment in           The Portfolio may not, except with respect
 (continued)                 municipal obligations the interest on which is       to investments in obligations of (a) the U.S.
                             payable from the revenues of similar types of        government, its agencies, authorities or
                             projects to less than 25% of the Portfolio's         instrumentalities and (b) domestic banks,
                             total assets. As a matter of operating policy,       purchase any security if, as a result (i) more
                             "similar types of projects" may include sports,      than 5% of the assets of the Portfolio would
                             convention or trade show facilities; airports or     be invested in the securities of any one issuer,
                             mass transportation; sewage or solid waste           or (ii) more than 25% of its assets would be
                             disposal facilities; or air and water pollution      invested in a particular industry.
                             control projects.

                             The Portfolio will limit its investment in securities whose issuers are located in the same state to less than 25% of the Portfolio's assets.

                             The Portfolio may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase.

                             The Portfolio may not invest more than 5%
                             of its total assets in second tier securities. In
                             addition, the Portfolio may not invest more
                             than 1% of its total assets or $1 million
                             (whichever is greater) in the second tier
                             securities of a single issuer.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive         Safeco Money Market Portfolio may hold cash          Pioneer Money Market VCT Portfolio invests
 strategies                  as a temporary defensive measure when                all of its assets in money market investments
                             market conditions so warrant.                        that are eligible investments under Rule 2a-7
                                                                                  under the Investment Company Act.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification             Each Portfolio is diversified for the purpose of the Investment Company Act, and each Portfolio is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration      Each Portfolio may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid     If immediately after and as a result of such         Pioneer Money Market VCT Portfolio will not
 securities                  action the value of the following securities,        invest more than 10% of its net assets in
                             in the aggregate, would exceed 10% of                illiquid and other securities that are not readily
                             Safeco Money Market Portfolio's net assets,          marketable. Repurchase agreements maturing
                             the Portfolio will not (i) purchase securities       in more than seven days will be included for
                             for which there is no readily available market,      purposes of the foregoing limit. Securities
                             (ii) purchase time deposits maturing in more         subject to restrictions on resale under the
                             than seven days, (iii) purchase over-the-            1933 Act are considered illiquid unless they
                             counter (OTC) options or hold assets set aside       are eligible for resale pursuant to Rule 144A
                             to cover OTC options written by the Portfolio,       or another exemption from the registration
                             (iv) enter into repurchase agreements maturing       requirements of the 1933 Act and are
                             in more than seven days, or (v) invest in            determined to be liquid by Pioneer.
                             interests in real estate investment trusts which
                             are not readily marketable or interests in real
                             estate limited partnerships which are not listed
                             or traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Money Market Portfolio                     Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                    Safeco Money Market Portfolio may borrow             Pioneer Money Market VCT Portfolio may not
                              money (i) from banks or (ii) by engaging in          borrow money, except from banks to meet
                              reverse repurchase agreements. The Portfolio         redemptions in amounts not exceeding 331/3%
                              will not commit to additional securities             (taken at the lower of cost or current value)
                              purchases if total outstanding borrowings are        of its total assets (including the amount
                              equal to 5% or more of total assets.                 borrowed). The Portfolio does not intend to
                                                                                   borrow money during the coming year, and
                                                                                   will do so only as a temporary measure for
                                                                                   extraordinary purposes or to facilitate
                                                                                   redemptions. The Portfolio will not purchase
                                                                                   securities while any borrowings are
                                                                                   outstanding.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                      Safeco Money Market Portfolio may not make           Pioneer Money Market VCT Portfolio may not
                              loans, provided that this restriction does not       make loans to any person, except by (i) the
                              prevent the Portfolio from purchasing debt           purchase of a debt obligation in which the
                              obligations, entering into repurchase                portfolio is permitted to invest and (ii)
                              agreements, loaning its assets to broker-            engaging in repurchase agreements.
                              dealers or institutional investors and investing
                              in loans, including assignment and
                              participation interests.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments       Safeco Money Market Portfolio may not                Pioneer Money Market VCT Portfolio may not
                              purchase securities on margin. However, the          (i) make short sales of securities; (ii) purchase
                              Portfolio may (i) obtain short-term credits as       securities on margin; and (iii) write, purchase
                              necessary to clear its purchases and sales of        or otherwise invest in any put, call, straddle
                              securities and (ii) make margin deposits in          or spread option or buy or sell real estate,
                              connection with its use of financial options and     commodities or commodity futures contracts
                              futures, forward and spot currency contracts,        or invest in oil, gas or mineral exploration or
                              swap transactions and other financial contracts      development programs.
                              or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies    As described above, the Portfolios have substantially similar principal investment strategies and
 and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                        Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                Shares of Safeco Money Market Portfolio are          The Class I shares of Pioneer Money
                              not subject to any sales charge.                     Market VCT Portfolio you receive in the
                                                                                   Reorganization will not be subject to any
                                                                                   sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees    Until August 2, 2004, Safeco Money Market            Pioneer Money Market VCT Portfolio pays
                              Portfolio paid SAM an investment advisory            Pioneer a management fee equal to 0.50%
                              and management fee equal to 0.65% of the             of the Portfolio's average daily net assets.
                              Portfolio's average daily net assets. Since
                              August 2, 2004, such fee has been paid to an         During its most recent fiscal year, Pioneer
                              escrow account and the escrowed fee will be          Money Market VCT Portfolio paid an advisory
                              paid to Pioneer if shareowners approve the           fee at an average rate of 0.50% of average
                              interim investment advisory agreement.               daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Money Market Portfolio                Pioneer Money Market VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,   In addition, Pioneer Money Market VCT
 (continued)                 the Portfolio's annual operating expenses      Portfolio reimburses Pioneer for certain fund
                             were 0.84% of the Portfolio's average daily    accounting and legal expenses incurred on
                             net assets.                                    behalf of the Portfolio and pays a separate
                                                                            shareowner servicing/transfer agency fee to
                                                                            PIMSS, an affiliate of Pioneer.

                                                                            For the fiscal year ended December 31, 2003,
                                                                            the Portfolio's annual operating expenses for
                                                                            Class I shares were 0.72% of the Portfolio's
                                                                            average daily net assets.

                                                                            Pioneer has agreed until December 10, 2006
                                                                            to limit the expenses (excluding extraordinary
                                                                            expenses) of the Class I shares of the
                                                                            Portfolio to 0.90% of the average daily net
                                                                            assets attributable to Class I.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Shares of Safeco Money Market Portfolio and Class I shares of Pioneer Money Market VCT
 (12b-1) fee                 Portfolio are not subject to a Rule 12b-1 fee.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans.
                             Shares of the Portfolios are sold at net asset value. Investments in a Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by the Portfolio. The offering of shares of either Portfolio may be suspended for a period of time, and each Portfolio reserves the right to reject any specific purchase order.
                             Purchase orders may be refused if, in the investment adviser's opinion, they are of a size or frequency that would disrupt the management of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Shares of each Portfolio will be sold at net asset value per share next calculated after the
                             Portfolio receives the request in good order.

                             You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus. You can also sell your shares by contacting the Portfolio directly if your account is registered in your name.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to the same principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o Interest rates go up causing the value of the Portfolio's investment to decline

     o The issuer of a security owned by the Portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o Pioneer's judgment about the credit quality, attractiveness or relative value or a particular security proves to be incorrect

Past Performance

     Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year. The tables show average annual total return for each Portfolio over time compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

                          Safeco Money Market Portfolio
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     '95     '96     '97     '98     '99     '00     '01     '02     '03
3.65    5.56    4.94    5.08    4.95    4.63    5.82    3.75    1.53    0.50

* During the period shown in the bar chart, your Portfolio's highest quarterly return was 1.53% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.07% for the quarter ended December 31, 2003.

              Pioneer Money Market VCT Portfolio -- Class I Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96     '97     '98     '99     '00     '01     '02     '03
4.51    4.64    4.68    4.38    5.71    3.39    1.19    0.56

* During the period shown in the bar chart, since inception on March 1, 1995, Pioneer Money Market VCT Portfolio's highest quarterly return was 1.47% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.10% for the quarter ended September 30, 2003.

      Average Annual Total Returns and 7-Day Yield as of December 31, 2003

--------------------------------------------------------------------------------------------------------------------
                                                                                            Since
                                                     1 Year      5 Years     10 Years     Inception     7-day Yield
--------------------------------------------------------------------------------------------------------------------
 Safeco Money Market Portfolio                         0.50%       3.23%        4.03%         N/A         0.28%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Money Market VCT Portfolio, Class I
  Shares(1)                                            0.56%       3.03%         N/A         3.77%        0.47%
--------------------------------------------------------------------------------------------------------------------
 90-day U.S. Treasury Bill
  (reflects no deduction for fees or expenses)         1.03%       3.34%        4.18%        4.13%         N/A
--------------------------------------------------------------------------------------------------------------------

(1)  The Pioneer Money Market VCT Portfolio commenced operations on March 1,
     1995.

The most recent portfolio manager's discussion for Safeco Money Market Portfolio and Pioneer Money Market VCT Portfolio is attached as Exhibit D.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on (i) for your Portfolio, the expenses of your Portfolio for the period ended December 31, 2003 and (ii) for Pioneer Money Market VCT Portfolio, the expenses of Pioneer Money Market VCT Portfolio for the period ended December 31, 2003. Future expenses may be greater or less.

                                                                                                              Combined Fund
                                                                                             Pioneer          (Pro Forma for
                                                                           Safeco         Money Market          the fiscal
                                                                        Money Market      VCT Portfolio         year ended
                                                                          Portfolio      Class I Shares     December 31, 2003)
Shareowner transaction fees (paid directly from your investment)        ------------     --------------     ------------------
Redemption fees for shares held less than 30 days ..................        None              None                None
Sales charge or deferred sales charge ..............................        None              None                None
Annual Portfolio operating expenses (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .....................................................        0.65%             0.50%               0.50%
Distribution and service (12b-1) fee ...............................        None              None                None
Other expenses .....................................................        0.19%             0.22%               0.22%
Total Portfolio operating expenses .................................        0.84%             0.72%               0.72%
Expense reduction ..................................................        None              None(1)             None
Net Portfolio operating expenses ...................................        0.84%             0.72%               0.72%

----------
(1) Pioneer has agreed until December 10, 2006 to limit the expenses (excluding extraordinary expenses) of the Class I shares of Pioneer Money Market VCT Portfolio to 0.90% of average daily net assets.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) the expense limitations are in effect for two years for Pioneer Money Market VCT Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

  Example
    Safeco Money Market Portfolio
  Year 1 ..........    $   86
  Year 3 ..........    $  268
  Year 5 ..........    $  466
  Year 10 .........    $1,037
   Pioneer Money Market VCT
    Portfolio
  Class I Shares
  Year 1 ..........    $   74
  Year 3 ..........    $  230
  Year 5 ..........    $  401
  Year 10 .........    $  894
     Combined Fund (Pro Forma)
  Class I Shares
  Year 1 ..........    $   74
  Year 3 ..........    $  230
  Year 5 ..........    $  401
  Year 10 .........    $  894

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Money Market Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to Safeco Money Market Portfolio until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Portfolio's investment adviser was necessary.

     Second, the investment performance of Pioneer Money Market VCT Portfolio is comparable to the historical investment performance of your Portfolio. For the one and five year periods ended June 30, 2004, Class I shares of Pioneer Money Market VCT Portfolio had an average annual return of 0.46% and 2.68%, respectively, compared to an average annual return of your Portfolio's shares of 0.32% and 2.82%, respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareowners of your Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareowner account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Portfolio's shareowners through exchanges. In addition, Pioneer offers shareowners additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareowner's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Money Market VCT Portfolio's advisory fee that will be payable and its total operating expenses are lower than your Portfolio's advisory fee and total operating expenses for the most recent fiscal year. In addition, Pioneer's commitment to limit the expenses of Class I shares as described above.

     Fifth, the Class I shares of Pioneer Money Market VCT Portfolio received in the Reorganization will provide Safeco Money Market Portfolio shareowners with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The board of trustees of Pioneer Money Market VCT Portfolio also considered that the Reorganization presents an excellent opportunity for the Pioneer Money Market VCT Portfolio to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Money Market VCT Portfolio and its shareowners.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of June 30, 2004.

                                                             Pioneer
                                           Safeco         Money Market
                                        Money Market      VCT Portfolio      Combined Fund
                                         Portfolio       Class I Shares     (Pro Forma as of
                                       June 30, 2004      June 30, 2004      June 30, 2004)
                                       -------------     --------------     ----------------
Net Assets (in thousands) .........         $24,898           $29,179             $54,077
Net Asset Value Per Share .........           $1.00             $1.00               $1.00
Shares Outstanding ................      24,898,000        29,190,000          54,088,000

     It is impossible to predict how many shares of Pioneer Money Market VCT Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Money Market VCT Portfolio's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your Portfolio. Similarly, the board of trustees of Pioneer Money Market VCT Portfolio, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Money Market VCT Portfolio.

     The Trustees recommend that the shareowners of your Safeco Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       Safeco Multi-Cap Core Portfolio and
                       Pioneer Mid Cap Value VCT Portfolio

                                  PROPOSAL 1(e)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A-1, because it contains details that are not in the summary.

     Safeco Multi-Cap Core Portfolio and Pioneer Mid Cap Value VCT Portfolio have substantially similar investment objectives and similar investment policies. However, the investment strategies pursued by Pioneer and SAM may differ as discussed in the table below under "Investment strategies." In addition, Pioneer Mid Cap Value VCT Portfolio invests in equities securities of mid-size companies whereas Safeco Multi-Cap Core Portfolio invests in equity securities of companies of any size.

   Comparison of Safeco Multi-Cap Core Portfolio to Pioneer Mid Cap Value VCT
                                    Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Multi-Cap Core Portfolio                 Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Resource Series Trust,          A series of Pioneer Variable Contracts
                           a diversified open-end management                  Trust, a diversified open-end management
                           investment company organized as a                  investment company organized as a
                           Delaware statutory trust.                          Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $50.6 million                                      $598 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment Adviser (until August 2, 2004):         Investment Adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Managers (until August 2, 2004):         Portfolio Managers:
                           Bill Whitlow (since 1997)                          J. Rodman Wright
                           CFA, Vice President, SAM                           Senior Vice President, Pioneer
                                                                              Joined Pioneer in 1994
                           Brian Clancy (since 2003)                          Investment professional since 1988
                           CFA, Equity Analyst
                                                                              Sean Gavin
                           Currently Pioneer is acting as investment          Vice President, Pioneer
                           adviser to the Portfolio. The portfolio managers   Joined Pioneer in 2002
                           of the Pioneer Portfolio, as indicated in the
                           next column, currently manage your Safeco
                           Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Multi-Cap Core Portfolio seeks              Pioneer Mid Cap Value VCT Portfolio
                           long-term growth of capital.                       seeks capital appreciation by investing in a
                                                                              diversified portfolio of securities consisting
                                                                              primarily of common stocks.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Multi-Cap Core Portfolio                    Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   Under normal circumstances, Safeco Multi-Cap        Normally, Pioneer Mid Cap Value VCT Portfolio
                             Core Portfolio invests in a blend of growth and     invests at least 80% of its total assets in
                             value-oriented stocks of companies of any size.     equity securities of mid-size companies, that
                                                                                 is companies with market values within the
                                                                                 range of market values of companies included
                                                                                 in the Russell Midcap Value Index.

                                                                                 The Portfolio focuses on issuers with
                                                                                 capitalizations within the $1 billion to
                                                                                 $10 billion range, and that range will change
                                                                                 depending on market conditions.

                                                                                 The equity securities in which the Portfolio
                                                                                 principally invests are common stocks,
                                                                                 preferred stocks, depositary receipts and
                                                                                 convertible debt, but the Portfolio may invest
                                                                                 in other types of equity securities to a lesser
                                                                                 extent, such as warrants and rights.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       When evaluating a stock to buy for Safeco           Pioneer uses a "value" approach to select
                             Multi-Cap Core Portfolio, the Portfolio's adviser   Pioneer Mid Cap Value VCT Portfolio's
                             looks for:                                          investments. Pioneer seeks securities selling
                                                                                 at substantial discounts to their underlying
                             o Faster earnings growth than their                 values and then holds these securities until
                               competitors                                       the market values reflect their intrinsic values.
                             o Low price-to-earnings ratios when compared
                               to competitors                                    Pioneer evaluates a security's potential value,
                             o A share price that represents good value          including the attractiveness of its market
                             o Potential for long-term appreciation              valuation, based on the company's assets and
                                                                                 prospects for earnings growth. Pioneer
                                                                                 evaluates the issuer based on its financial
                                                                                 statements and operations, employing a
                                                                                 bottom-up analytic style.

                                                                                 Factors Pioneer looks for in selecting
                                                                                 investments include:

                                                                                 o Favorable expected returns relative to
                                                                                   perceived risk
                                                                                 o Management with demonstrated ability and
                                                                                   commitment to the company
                                                                                 o Low market valuations relative to earnings
                                                                                   forecast, book value, cash flow and sales
                                                                                 o Turnaround potential for companies that
                                                                                   have been through difficult periods
                                                                                 o Estimated private market value in excess of
                                                                                   current stock price
                                                                                 o Whether the issuer's industry has strong
                                                                                   fundamentals, such as increasing or
                                                                                   sustainable demand and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Multi-Cap Core Portfolio                  Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Multi-Cap Core Portfolio may invest in      Pioneer Mid Cap Value VCT Portfolio may
                           index futures as a cash management technique       invest up to 25% of its total assets in equity
                           in order to keep fully invested.                   and debt securities of non-U.S. issuers. The
                                                                              Portfolio will not invest more than 5% of its
                           The Portfolio may invest up to 20% of its          total assets in the securities of emerging
                           assets in foreign securities which are listed on   markets issuers.
                           a national exchange, including investments in
                           American Depositary Receipts.                      The Portfolio may invest up to 20% of its total
                                                                              assets in debt securities of corporate and
                                                                              government issuers. Generally the Portfolio
                                                                              acquires debt securities that are investment
                                                                              grade, but the Portfolio may invest up to 5%
                                                                              of its net assets in below investment grade
                                                                              convertible debt securities issued by both U.S.
                                                                              and non-U.S. issuers. The Portfolio invests in
                                                                              debt securities when Pioneer believes they are
                                                                              consistent with the Portfolio's investment
                                                                              objective by offering the potential for capital
                                                                              appreciation, to diversify the Portfolio's
                                                                              portfolio for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Multi-Cap Core Portfolio may hold cash      Pioneer Mid Cap Value VCT Portfolio invests
 strategies                or invest in high-quality, short-term securities   all or part of its assets in securities with
                           issued by an agency or instrumentality of the      remaining maturities of less than one year,
                           U.S. government, high-quality commercial           cash equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements as a temporary
                           defensive measure when market conditions
                           so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Portfolio is diversified for the purpose of the Investment Company Act and each Portfolio is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Portfolio may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Mid Cap Value VCT Portfolio will not
 securities                action the value of the following securities,      invest more than 15% of its net assets in
                           in the aggregate, would exceed 15% of the          illiquid and other securities that are not readily
                           Portfolio's net assets, Safeco Multi-Cap Core      marketable. Repurchase agreements maturing
                           Portfolio will not (i) purchase securities for     in more than seven days will be included for
                           which there is no readily available market,        purposes of the foregoing limit. Securities
                           (ii) purchase time deposits maturing in more       subject to restrictions on resale under the
                           than seven days, (iii) purchase over-the-          1933 Act are considered illiquid unless they
                           counter (OTC) options or hold assets set aside     are eligible for resale pursuant to Rule 144A
                           to cover OTC options written by the Portfolio,     or another exemption from the registration
                           (iv) enter into repurchase agreements maturing     requirements of the 1933 Act and are
                           in more than seven days, or (v) invest in          determined to be liquid by Pioneer.
                           interests in real estate investment trusts which
                           are not readily marketable or interests in real
                           estate limited partnerships which are not listed
                           or traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Multi-Cap Core Portfolio                   Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                     Safeco Multi-Cap Core Portfolio may borrow          Pioneer Mid Cap Value VCT Portfolio may not
                               money (i) from banks or (ii) by engaging in         borrow money, except from banks to meet
                               reverse repurchase agreements. The Portfolio        redemptions in amounts not exceeding 331/3%
                               will not commit to additional securities            (taken at the lower of cost or current value)
                               purchases if total outstanding borrowings are       of its for total assets (including the amount
                               equal to 5% or more of total assets.                borrowed). The extraordinary Portfolio
                                                                                   does not intend to borrow money during
                                                                                   the coming year, and will do so only as a
                                                                                   temporary measure for extraordinary purposes
                                                                                   or to facilitate redemptions. The Portfolio will
                                                                                   not purchase securities while any borrowings
                                                                                   are outstanding.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                       Safeco Multi-Cap Core Portfolio may lend            Pioneer Mid Cap Value VCT Portfolio may
                               securities to qualified institutional investors     not make loans to any person, except by
                               with a value of up to 33% of the Portfolio's        (i) the purchase of a debt obligation in which
                               total assets.                                       the Portfolio is permitted to invest and
                                                                                   (ii) engaging in repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments        Safeco Multi-Cap Core Portfolio may not             Pioneer Mid Cap Value VCT Portfolio may not
                               purchase securities on margin. However, the         (i) make short sales of securities; (ii) purchase
                               Portfolio may (i) obtain short-term credits as      securities on margin; and (iii) write, purchase
                               necessary to clear its purchases and sales of       or otherwise invest in any put, call, straddle
                               securities and (ii) make margin deposits in         or spread option or buy or sell real estate,
                               connection with its use of financial options and    commodities or commodity futures contracts
                               futures, forward and spot currency contracts,       or invest in oil, gas or mineral exploration or
                               swap transactions and other financial contracts     development programs.
                               or derivative instruments.

                               The Portfolio will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options would exceed 20% of the Portfolio's net assets.

                               The Portfolio will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Portfolio would exceed 20% of the Portfolio's net assets.

                               The Portfolio will not enter into any futures
                               contract or option on futures contract if,
                               as a result thereof, the aggregate margin
                               deposits and premiums required on all such
                               instruments would exceed 5% of the Portfolio's
                               net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies     As described above, the Portfolios have substantially similar principal investment strategies and
 and restrictions              policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Multi-Cap Core Portfolio               Pioneer Mid Cap Value VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges               Shares of the Portfolio are not subject to any   The Class I shares of Pioneer Mid Cap
                             sales charges.                                   Value VCT Portfolio you receive in the
                                                                              Reorganization will not be subject to any
                                                                              sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Until August 2, 2004, Safeco Multi-Cap Core      Pioneer Mid Cap Value VCT Portfolio pays
                             Portfolio paid SAM an investment advisory        Pioneer a management fee equal to 0.65%
                             and management fee equal to 0.74% of the         of the Portfolio's average daily net assets.
                             Portfolio's average daily net assets. Since
                             August 2, 2004, such fee has been paid to an     In addition, the Portfolio reimburses Pioneer
                             escrow account and the escrowed fee will be      for certain fund accounting and legal expenses
                             paid to Pioneer if shareowners approve the       incurred on behalf of the Portfolio.
                             interim investment advisory agreement.
                                                                              Pioneer has agreed until December 10, 2006
                             For the fiscal year ended December 31, 2003,     to limit the expenses (excluding extraordinary
                             the Portfolio's annual operating expenses        expenses) of the Class I shares of the
                             were 0.88% of the Portfolio's average daily      Portfolio to 0.88% of the average daily net
                             net assets.                                      assets attributable to Class I.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Shares of Safeco Multi-Cap Core Portfolio and Class I shares of Pioneer Mid Cap Value VCT
 (12b-1) fee                 Portfolio are not subject to a Rule 12b-1 fee.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans.
                             Shares of the Portfolios are sold at net asset value. Investments in a Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by the Portfolio. The offering of shares of either Portfolio may be suspended for a period of time, and each Portfolio reserves the right to reject any specific purchase order.
                             Purchase orders may be refused if, in the investment adviser's opinion, they are of a size or frequency that would disrupt the management of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares              Shares of each Portfolio will be sold at net asset value per share next calculated after the
                             Portfolio receives the request in good order.

                             You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to the same principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Mid-size or value stocks fall out of favor with investors

     o The Portfolio's assets remain undervalued or do not have the potential value originally expected

     Each Portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o Be harder to sell at the times and prices the investment adviser thinks appropriate

     o    Offer greater potential for gain and loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the investment adviser may not be able to sell the Portfolio's securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the Portfolio's return

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year. The tables show average annual total return for each Portfolio over time compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results.

                         Safeco Multi-Cap Core Portfolio
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     '95     '96     '97     '98     '99     '00     '01     '02     '03
3.65    7.42    12.44   31.02   2.89    54.62   -14.93  -10.64  -24.02  45.46

* During the period shown in the bar chart, your Portfolio's highest quarterly return was 34.35% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.06% for the quarter ended September 30, 2001.

              Pioneer Mid Cap Value VCT Portfolio -- Class I Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96     '97     '98     '99     '00     '01     '02     '03
15.03   24.69   -4.02   13.13   18.00   6.49    -11.21  37.48

* During the period shown in the bar chart, since its inception on March 1, 1995, Pioneer Mid Cap Value VCT Portfolio's highest quarterly return was 17.33% for the quarter ended June 30, 2003, and the lowest quarterly return was -20.94% for the quarter ended September 30, 1998.

                         Safeco Multi-Cap Core Portfolio
              Average Annual Total Returns as of December 31, 2003

---------------------------------------------------------------------------------------
                                                      1 Year      5 Years     10 Years
 Safeco Multi-Cap Core Portfolio                       45.46%       5.37%       8.17%
---------------------------------------------------------------------------------------
 Russell 3000 Index(1)
  (reflects no deduction for fees or expenses)         31.04%       0.36%      10.77%
---------------------------------------------------------------------------------------
 S&P 500 Index(1)
  (reflects no deduction for fees or expenses)         28.67%      -0.57%      11.06%
---------------------------------------------------------------------------------------

(1) The Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on market capitalization, and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only and do not mirror the Portfolio's investments.

                       Pioneer Mid Cap Value VCT Portfolio
              Average Annual Total Returns as of December 31, 2003

-------------------------------------------------------------------------------------------------
                                                                                         Since
                                                             1 Year       5 Years      Inception
-------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio, Class I Shares(1)       37.48%        11.64%       12.34%
-------------------------------------------------------------------------------------------------
 Russell Midcap Value Index(2)
  (reflects no deduction for fees or expenses)                38.07%         8.73%       14.17%
-------------------------------------------------------------------------------------------------

(1)  Pioneer Mid Cap Value VCT Portfolio commenced operations on March 1, 1995.

(2) The Russell Midcap Value Index, an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror the Portfolio's investments.

The most recent portfolio manager's discussion of Safeco Multi-Cap Core Portfolio and Pioneer Mid Cap Value VCT Portfolio are attached as Exhibit D.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on (i) for your Portfolio, the expenses of your Portfolio for the period ended December 31, 2003 and (ii) for Pioneer Mid Cap Value VCT Portfolio, the expenses of Pioneer Mid Cap Value VCT Portfolio for the period ended December 31, 2003. Future expenses may be greater or less.

                                                                                                                Combined Fund
                                                                                               Pioneer          (Pro Forma for
                                                                            Safeco          Mid Cap Value         the fiscal
                                                                        Multi-Cap Core      VCT Portfolio         year ended
                                                                           Portfolio       Class I Shares     December 31, 2003)
Shareowner transaction fees (paid directly from your investment)        --------------     --------------     ------------------
Redemption fees for shares held less than 30 days ..................         None               None                None
Sales charge or deferred sales charge ..............................         None               None                None

Annual Portfolio operating expenses (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .....................................................         0.74%              0.65%               0.65%
Distribution and service (12b-1) fee ...............................         None               None                None
Other expenses .....................................................         0.14%              0.11%               0.18%
Total Portfolio operating expenses .................................         0.88%              0.76%               0.83%
Expense reduction ..................................................         None               None(1)             None(1)
Net Portfolio operating expenses ...................................         0.88%              0.76%               0.83%

----------
(1) Pioneer has agreed until December 10, 2006 to limit the expenses (excluding extraordinary expenses) of the Class I shares of Pioneer Mid Cap Value VCT Portfolio to 0.88% of average daily net assets.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) the expense limitations are in effect for two years for Pioneer Mid Cap Value VCT Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

  Example
  Safeco Multi-Cap Core Portfolio
  Year 1 ..........    $   90
  Year 3 ..........    $  281
  Year 5 ..........    $  488
  Year 10 .........    $1,084
  Pioneer Mid Cap Value VCT
    Portfolio
  Class I Shares
  Year 1 ..........    $   78
  Year 3 ..........    $  243
  Year 5 ..........    $  422
  Year 10 .........    $  942
     Combined Fund (Pro Forma)
  Class I Shares
  Year 1 ..........    $   85
  Year 3 ..........    $  265
  Year 5 ..........    $  460
  Year 10 .........    $1,025

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Multi-Cap Core Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to Safeco Multi-Cap Core Portfolio until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Portfolio's investment adviser was necessary.

     Second, the investment performance of Pioneer Mid Cap Value VCT Portfolio is comparable to the historical investment performance of your Portfolio. For the one and five year periods ended June 30, 2004, Class I shares of Pioneer Mid Cap Value VCT Portfolio had an average annual return of 32.23% and 10.11%, respectively, compared to an average annual return of your Portfolio's shares of 25.92% and 2.76%, respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareowners of your Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareowner account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Portfolio's shareowners through exchanges. In addition, Pioneer offers shareowners additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareowner's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Mid Cap Value VCT Portfolio's lower advisory fees and operating expenses than your Portfolio's advisory fees and operating expenses for the most recent fiscal year. In addition, Pioneer's commitment to limit the expenses of Class I shares as described above. This expense ratio is the same as the expense ratio of your Portfolio.

     Fifth, the Class I shares of Pioneer Mid Cap Value VCT Portfolio received in the Reorganization will provide Safeco Multi-Cap Core Portfolio shareowners with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The board of trustees of Pioneer Mid Cap Value VCT Portfolio also considered that the Reorganization presents an excellent opportunity for the Pioneer Mid Cap Value VCT Portfolio to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Mid Cap Value VCT Portfolio and its shareowners.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of June 30, 2004.

                                                          Pioneer Mid Cap
                                           Safeco            Value VCT
                                       Multi-Cap Core        Portfolio          Combined Fund
                                          Portfolio       Class I Shares          (Pro Forma
                                        June 30, 2004      June 30, 2004     as of June 30, 2004)
                                       --------------     --------------     --------------------
Net Assets (in thousands) .........         $50,632           $198,767              $249,399
Net Asset Value Per Share .........          $19.63             $21.99                $21.99
Shares Outstanding ................       2,579,000          9,037,285            11,339,786

     It is impossible to predict how many shares of Pioneer Mid Cap Value VCT Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Mid Cap Value VCT Portfolio's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your Portfolio. Similarly, the board of trustees of Pioneer Mid Cap Value VCT Portfolio, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Mid Cap Value VCT Portfolio.

     The Trustees recommend that the shareowners of your Safeco Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      Safeco Small-Cap Value Portfolio and
                    Pioneer Small Cap Value II VCT Portfolio

                                  PROPOSAL 1(f)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A-2, because it contains details that are not in the summary.

     Safeco Small-Cap Value Portfolio and Pioneer Small Cap Value II VCT Portfolio have substantially similar investment objectives and similar investment policies. However, the investment strategies pursued by Pioneer and SAM may differ as discussed in the table below under "Investment strategies." The Portfolios are managed by a new investment adviser, Pioneer, and a different portfolio management team.

 Comparison of Safeco Small-Cap Value Portfolio to the Pioneer Small Cap Value
                                II VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Small-Cap Value Portfolio              Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Resource Series Trust,          A newly created series of Pioneer Variable
                           a diversified open-end management                  Contracts Trust, a diversified open-end
                           investment company organized as a                  management investment company organized
                           Delaware statutory trust.                          as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $46.4 million                                      None. Pioneer Small Cap Value II VCT
 June 30, 2004                                                                Portfolio is newly created and does not expect
                                                                              to commence investment operations until the
                                                                              Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment Adviser (until August 2, 2004):         Investment Adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Manager (until August 2, 2004):          Portfolio Managers:
                           Greg Eisen (since 1997)                            David M. Adams
                           CFA, Assistant Vice President, SAM                 Vice President, Pioneer
                                                                              Joined Pioneer in 1994
                           Currently Pioneer is acting as investment          Investment Professional since 1992
                           adviser to the Portfolio. The portfolio managers
                           of the Pioneer Portfolio, as indicated in the      John McPherson
                           next column, currently manage your Safeco          Assistant Portfolio Manager, Pioneer
                           Portfolio.                                         Joined Pioneer in 2002
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Small-Cap Value Portfolio seeks long-       Pioneer Small Cap Value II VCT Portfolio
                           term growth of capital through investing           seeks capital growth.
                           primarily in small-sized companies.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Small-Cap Value Portfolio               Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Primary investment policy   Under normal circumstances, Safeco Small-Cap      Pioneer Small Cap Value II VCT Portfolio will
                             Value Portfolio invests at least 80% of its net   normally invest at least 80% of its net assets in
                             assets (plus any borrowings for investment        equity securities of small companies. Small
                             purposes) in equity and equity-related            companies are those with market values, at the
                             securities of companies with total market         time of investment, that do not exceed
                             capitalization at the time of investment of       the greater of the market capitalization of the
                             less than $1.5 billion.                           largest company within the Russell 2000 Index
                                                                               or the 3-year rolling average of the market
                                                                               capitalization of the largest company within the
                                                                               Russell 2000 Index as measured at the end of
                                                                               the preceding month. The Russell 2000 Index
                                                                               measures the performance of the 2,000 smallest
                                                                               companies in the Russell 3000 Index. The size
                                                                               of the companies in the Index changes with
                                                                               market conditions and the composition of the
                                                                               index. Pioneer monitors the Portfolio so that,
                                                                               under normal circumstances, the capitalization
                                                                               range of the Portfolio is consistent with the
                                                                               inclusion of the Portfolio in the Lipper Small-Cap
                                                                               category. For purposes of the Portfolio's
                                                                               investment policies, equity securities include
                                                                               common stocks, convertible debt and other
                                                                               equity instruments, such as depositary receipts,
                                                                               warrants, rights, interests in real estate
                                                                               investment trusts (REITs) and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies       When evaluating a stock to buy for Safeco         Pioneer uses a "value" approach to select
                             Small-Cap Value Portfolio, SAM looked for         Pioneer Small Cap Value II Portfolio's
                             companies having one or more of the               investments. Pioneer seeks securities selling
                             following characteristics:                        at substantial discounts to their underlying
                                                                               values and then holds these securities until
                             o Long-term potential for above-average or        the market values reflect their intrinsic values.
                               improving earnings growth
                             o Involvement in new or innovative products       Pioneer evaluates a security's potential value,
                               or services                                     including the attractiveness of its market
                             o A share price that represents good relative     valuation, based on the company's assets and
                               value as determined by price-to-earnings        prospects for earnings and revenue growth.
                               ratio or other commonly used valuation          Factors Pioneer looks for in selecting
                               measures                                        investments include:

                                                                               o Above average potential for earnings and
                                                                                 revenue growth
                                                                               o Favorable expected returns relative to
                                                                                 perceived risks
                                                                               o Management with demonstrated ability and
                                                                                 commitment to the company
                                                                               o Low market valuations relative to earnings
                                                                                 forecast, book value, cash flow and sales
                                                                               o Turnaround potential for companies that
                                                                                 have been through difficult periods
                                                                               o Low debt levels relative to equity
                                                                               o Issuer's industry has strong fundamentals,
                                                                                 such as increasing or sustainable demand
                                                                                 and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Small-Cap Value Portfolio               Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Small-Cap Value Portfolio may invest      Pioneer Small Cap Value II Portfolio may
                           in securities convertible into common stock,     invest up to 25% of its total assets in REITs.
                           but less than 35% of its total assets will be
                           invested in such securities.                     The Portfolio may invest in securities of
                                                                            Canadian issuers to the same extent as
                           The Portfolio may invest up to 20% of its        securities of U.S. issuers.
                           assets in foreign securities which are listed
                           on a national exchange, including investments    The Portfolio may invest up to 5% of its total
                           in American Depositary Receipts.                 assets in equity and debt securities of other
                                                                            non-U.S. issuers, including securities of
                                                                            emerging market issuers.
                                                                            The Portfolio may invest up to 20% of its
                                                                            total assets in debt securities of corporate
                                                                            and government issuers. The Portfolio may
                                                                            invest up to 5% of its net assets in below
                                                                            investment grade debt securities issued by
                                                                            both U.S. and non-U.S. issuers, including
                                                                            below investment grade convertible
                                                                            debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Small-Cap Value Portfolio may hold        Pioneer Small Cap Value II Portfolio may
 strategies                cash or invest in high-quality, short-term       invest all or part of its assets in securities
                           securities issued by an agency or                with remaining maturities of less than one
                           instrumentality of the U.S. government,          year, cash equivalents or may hold cash.
                           high-quality commercial paper, certificates of
                           deposit, shares of no-load, open-end money
                           market funds, or repurchase agreements as a
                           temporary defensive measure when market
                           conditions so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Portfolio is diversified for the purpose of the Investment Company Act and each Portfolio is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Portfolio may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such     Pioneer Small Cap Value II Portfolio will not
 securities                action the value of the following securities,    invest more than 15% of its net assets in
                           in the aggregate, would exceed 15% of the        illiquid and other securities that are not readily
                           Portfolio's net assets, Safeco Small-Cap Value   marketable. Repurchase agreements maturing
                           Portfolio will not (i) purchase securities for   in more than seven days will be included for
                           which there is no readily available market,      purposes of the foregoing limit. Securities
                           (ii) purchase time deposits maturing in more     subject to restrictions on resale under the
                           than seven days, (iii) purchase over-the-        1933 Act are considered illiquid unless they
                           counter (OTC) options or hold assets set aside   are eligible for resale pursuant to Rule 144A
                           to cover OTC options written by the Portfolio,   or another exemption from the registration
                           (iv) enter into repurchase agreements maturing   requirements of the 1933 Act and are
                           in more than seven days, or (v) invest in        determined to be liquid by Pioneer.
                           interests in REITs which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Small-Cap Value Portfolio               Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                Safeco Small-Cap Value Portfolio may borrow        Pioneer Small Cap Value II Portfolio may not
                          money (i) from banks or (ii) by engaging in        borrow money in amounts exceeding 10% of
                          reverse repurchase agreements. The Portfolio       the Portfolio's total assets (including the
                          will not commit to additional securities           amount borrowed) taken at market value.
                          purchases if total outstanding borrowings are
                          equal to 5% or more of total assets.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                  Safeco Small-Cap Value Portfolio may lend          Pioneer Small Cap Value II Portfolio may
                          securities to qualified institutional investors    not make loans, except that the Portfolio may
                          with a value of up to 33% of the Portfolio's       (i) lend portfolio securities in accordance with
                          total assets.                                      the Portfolio's investment policies, (ii) enter
                                                                             into repurchase agreements, (iii) purchase all
                                                                             or a portion of an issue of publicly distributed
                                                                             debt securities, bank loan participation
                                                                             interests, bank certificates of deposit, bankers'
                                                                             acceptances, debentures or other securities,
                                                                             whether or not the purchase is made upon
                                                                             the original issuance of the securities,
                                                                             (iv) participate in a credit facility whereby
                                                                             the Portfolio may directly lend to and borrow
                                                                             money from other affiliated Portfolios to
                                                                             the extent permitted under the Investment
                                                                             Company Act or an exemption therefrom,
                                                                             and (v) make loans in any other manner
                                                                             consistent with applicable law, as amended
                                                                             and interpreted or modified from time to time
                                                                             by any regulatory authority having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Small-Cap Value Portfolio may write         Pioneer Small Cap Value II Portfolio may
                          put or call options if, as a result thereof, the   use futures and options on securities, indices
                          aggregate value of the assets underlying all       and currencies, forward currency exchange
                          such options does not exchange exceed 25%          contracts and other derivatives. The Portfolio
                          of the Portfolio's net assets.                     does not use derivatives as a primary
                                                                             investment technique and generally limits their
                          The Portfolio may purchase put or call options     use to hedging. However, the Portfolio may
                          on futures contracts if, as a result thereof, the  use derivatives for a variety of non-principal
                          aggregate premiums paid on all options or          purposes, including:
                          options on futures contracts do not exceed
                          20% of the Portfolio's net assets.                 o As a hedge against adverse changes in
                                                                               stock market prices, interest rates or
                          The Portfolio may enter into any futures             currency exchange rates
                          contract or option on a futures contract, if       o As a substitute for purchasing or selling
                          as a result thereof, the aggregate margin            securities
                          deposits and premiums required on all such         o To increase the Portfolio's return as a
                          instruments does not exceed 5% of the                non-hedging strategy that may be
                          Portfolio's net assets.                              considered speculative
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Small-Cap Value Portfolio             Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          The portfolio may not purchase securities on
 (continued)                     margin. However, the Portfolio may (i) obtain
                                 short-term credits as necessary to clear its
                                 purchases and sales of securities, and (ii)
                                 make margin deposits in connection with its
                                 use of financial options and futures, forward
                                 and spot currency contracts, swap transactions
                                 and other financial contracts or derivative
                                 instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Portfolios have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                                Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Shares of Safeco Small-Cap Value Portfolio are   The Class I shares of Pioneer Small Cap
                                 not subject to any sales charges.                Value II VCT Portfolio you receive in the
                                                                                  Reorganization will not be subject to any
                                                                                  sales charge.
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees       Until August 2, 2004, Safeco Small-Cap Value     Pioneer Small Cap Value II VCT Portfolio
                                 Portfolio paid SAM an investment advisory        will pay Pioneer a management fee equal
                                 and management fee equal to 0.85% of the         to 0.75% of the Portfolio's average daily
                                 Portfolio's average daily net assets. Since      net assets.
                                 August 2, 2004, such fee has been paid to an
                                 escrow account and the escrowed fee will be      In addition, the Portfolio will reimburse
                                 paid to Pioneer if shareowners approve the       Pioneer for certain fund accounting and legal
                                 interim investment advisory agreement.           expenses incurred on behalf of the Portfolio
                                                                                  and pays a separate shareowner servicing/
                                 For the fiscal year ended December 31, 2003,     transfer agency fee to PIMSS, an affiliate
                                 the Portfolio's annual operating expenses        of Pioneer.
                                 were 1.05% of the Portfolio's average daily
                                 net assets.                                      Pioneer has agreed until December 10, 2006
                                                                                  to limit the expenses (excluding extraordinary
                                                                                  expenses) of the Class I shares of the
                                                                                  Portfolio to 1.01% of the average daily net
                                                                                  assets attributable to Class I.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service        Shares of Small-Cap Value Portfolio and Class I shares of Pioneer Small Cap Value II VCT
 (12b-1) fee                     Portfolio are not subject to a Rule 12b-1 fee.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares                   Each Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to qualified plans.
                                 Shares of the Portfolios are sold at net asset value. Investments in a Portfolio are credited to an insurance company's separate account or qualified plan account, immediately upon acceptance of the investment by the Portfolio. The offering of shares of either Portfolio may be suspended for a period of time, and each Portfolio reserves the right to reject any specific purchase order.
                                 Purchase orders may be refused if, in the investment adviser's opinion, they are of a size or frequency that would disrupt the management of the Portfolio.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Safeco Small-Cap Value Portfolio   Pioneer Small Cap Value II VCT Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Shares of each Portfolio will be sold at net asset value per share next calculated after the Portfolio receives your request in good order.

                  You may sell your shares by contacting the insurance company sponsoring your variable contract, as described in your variable contract's prospectus.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

     Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to the same principal risks. Even though each Portfolio seeks capital appreciation, you could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Small company or value stocks fall out of favor with investors

     o The Portfolio's assets remain undervalued or do not have the potential value originally expected

     Each Portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the time and prices Pioneer thinks appropriate

     o    Offer greater potential for gain and loss

     Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

     Set forth below is performance information for Safeco Small-Cap Value Portfolio. The bar chart shows how Safeco Small-Cap Value Portfolio's total return has varied from year to year for each full calendar year. The table shows average annual total return for Safeco Small-Cap Value Portfolio over time compared with a broad-based securities market index. Safeco Small-Cap Value Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Past performance does not indicate future results. Pioneer Small Cap Value II VCT Portfolio has not commenced investment operations.

                        Safeco Small-Cap Value Portfolio
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     '99     '00     '01     '02     '03
-19.95  15.40   -6.02   21.15   -4.56   42.78

* During the period shown in the bar chart, your Portfolio's highest quarterly return since its inception in 1997 was 26.56% for the quarter ended December 31, 1999, and the lowest quarterly return was -33.79% for the quarter ended September 30, 1998.

                        Safeco Small-Cap Value Portfolio
              Average Annual Total Returns as of December 31, 2003

---------------------------------------------------------------------------------------------
                                                                                  Since
                                                      1 Year       5 Years      Inception(1)
---------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Portfolio                      42.78%        12.35%        9.57%
---------------------------------------------------------------------------------------------
 Russell 2000 Value Index(2)
  (reflects no deduction for fees or expenses)         46.03%        12.28%       12.35%
---------------------------------------------------------------------------------------------

(1)  The Portfolio commenced operations on April 30, 1997.

(2) The Russell 2000 Value Index, an unmanaged index measuring the value-oriented stocks in the Russell 2000 Index of small-capitalization of U.S. stocks, is for reference only and does not mirror the Portfolio's investments.

     The most recent portfolio manager's discussion of Safeco Small-Cap Value Portfolio is attached as Exhibit D.

The Portfolios' Fees and Expenses

     Shareowners of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on (i) for your Portfolio, the expenses of your Portfolio for the period ended December 31, 2003 and (ii) for Pioneer Small Cap Value II VCT Portfolio, the estimated expenses. Future expenses may be greater or less.

                                                                                         Pioneer
                                                                                        Small Cap
                                                                          Safeco       Value II VCT
                                                                        Small-Cap       Portfolio
                                                                        Portfolio     Class I Shares
Shareowner transaction fees (paid directly from your investment)        ---------     --------------
Redemption fees for shares held less than 30 days ..................       None            None
Sales charge or deferred sales charge ..............................       None            None

Annual Portfolio operating expenses (deducted from Portfolio assets)
 (as a % of average net assets)
Management fee .....................................................       0.85%           0.75%
Distribution and service (12b-1) fee ...............................       None            None
Other expenses .....................................................       0.20%           0.27%
Total Portfolio operating expenses .................................       1.05%           1.02%
Expense reduction ..................................................       None            0.01%(1)
Net Portfolio operating expenses ...................................       1.05%           1.01%

----------
(1) Pioneer has agreed until December 10, 2006 to limit the expenses (excluding extraordinary expenses) of the Class I shares of Pioneer Small Cap Value II VCT Portfolio to 1.01% of average daily net assets.

     The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) the expense limitations are in effect for two years for Pioneer Small Cap Value II VCT Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

  Example
  Safeco Small-Cap Value Portfolio
  Year 1 ..........    $  107
  Year 3 ..........    $  334
  Year 5 ..........    $  579
  Year 10 .........    $1,283

   PioneerSmall Cap Value II VCT
 Portfolio
  Class I Shares
  Year 1 ..........    $  103
  Year 3 ..........    $  323
  Year 5 ..........    $  561
  Year 10 .........    $1,246

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Small-Cap Value Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to Safeco Small-Cap Value Portfolio until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Portfolio's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareowners of your Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareowner account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Portfolio's shareowners through exchanges. In addition, Pioneer offers shareowners additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareowner's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Small Cap Value II VCT Portfolio's lower advisory fees and Pioneer's commitment to limit the expenses of Class I shares as described above.

     Fourth, the Class I shares of Pioneer Small Cap Value II VCT Portfolio received in the Reorganization will provide Safeco Small-Cap Portfolio shareowners with exposure to substantially the same investment product as they currently have.

     Fifth, Pioneer's willingness to create similar portfolios where necessary to provide a reorganization alternative for each of the Safeco Portfolios.

     Pioneer and Symetra will pay all expenses of the Safeco Portfolios and the Pioneer Portfolios associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareowner communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Portfolios in connection with the Reorganizations; and (4) the Trustees' fees and expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Will Pioneer and Symetra Benefit from the Reorganizations."

     The board of trustees of Pioneer Small Cap Value II VCT Portfolio also considered that the Reorganization presents an excellent opportunity for the Pioneer Small Cap Value II VCT Portfolio to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Small Cap Value II VCT Portfolio and its shareowners.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Portfolio as of June 30, 2004.

                                                               Pioneer
                                                              Small Cap
                                            Safeco          Value II VCT
                                          Small-Cap          Portfolio*          Combined Fund
                                       Value Portfolio     Class I Shares          (Pro Forma
                                        June 30, 2004       June 30, 2004     as of June 30, 2004)
                                       ---------------     ---------------    --------------------
Net Assets (in thousands) .........         $46,365             N/A                  $46,365
Net Asset Value Per Share .........          $18.35             N/A                   $18.35
Shares Outstanding ................       2,527,000             N/A                2,527,000

----------
* Pioneer Small Cap Value II VCT Portfolio is newly created and has not yet commenced operations.

     It is impossible to predict how many shares of Pioneer Small Cap Value II VCT Portfolio will actually be received and distributed by your Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Small-Cap Value II VCT Portfolio's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your Portfolio. Similarly, the board of trustees of Pioneer Small Cap Value II VCT Portfolio, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Small Cap Value II VCT Portfolio.

     The Trustees recommend that the shareowners of your Safeco Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

     o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on December 10, 2004, unless your Safeco Portfolio and the corresponding Pioneer Portfolio agree in writing to a later date. Your Safeco Portfolio will transfer all of its assets to the corresponding Pioneer Portfolio. The corresponding Pioneer Portfolio will assume your Safeco Portfolio's liabilities that are included in the calculation of your Safeco Portfolio's net asset value on the Closing Date. The net asset value of both Portfolios will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each Pioneer Portfolio will issue to the corresponding Safeco Portfolio Class I shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Portfolio's shares. These shares will immediately be distributed to your Safeco Portfolio's shareowners in proportion to the relative net asset value of their holdings of your Safeco Portfolio's shares on the Closing Date. As a result, your Safeco Portfolio's shareowners will end up as Class I shareowners of the corresponding Pioneer Portfolio.

     o After the distribution of shares, your Safeco Portfolio will be liquidated and dissolved.

     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Portfolios receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Portfolios.

Agreement and Plan of Reorganization

     The shareowners of your Safeco Portfolio are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Portfolio to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Portfolio's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan).

     The obligations of both Portfolios are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Portfolio, in accordance with the provisions of your Safeco Portfolio's trust instrument and by-laws. The Portfolios' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of Agreement. The board of either the Safeco Trust or the Pioneer Trust may terminate the Plan (even if the shareowners of your Safeco Portfolio have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareowners.

                        TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both the Safeco Trust and the Pioneer Trust receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Trust, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your Safeco Portfolio upon (1) the transfer of all of its assets to the Pioneer Portfolio as described in this Proxy Statement/Prospectus or (2) the distribution by your Safeco Portfolio of Pioneer Portfolio shares to your Safeco Portfolio's shareowners;

     o No gain or loss will be recognized by the Pioneer Portfolio upon the receipt of your Safeco Portfolio's assets solely in exchange for the issuance of Pioneer Portfolio shares to your Safeco Portfolio and the assumption of your Safeco Portfolio's liabilities by the corresponding Pioneer Portfolio;

     o The basis of the assets of your Safeco Portfolio acquired by the corresponding Pioneer Portfolio will be the same as the basis of those assets in the hands of your Safeco Portfolio immediately before the transfer;

     o The tax holding period of the assets of your Safeco Portfolio in the hands of the corresponding Pioneer Portfolio will include your Safeco Portfolio's tax holding period for those assets;

     o Shareowners will not recognize gain or loss upon the exchange of your shares of their Safeco Portfolio solely for the Pioneer Portfolio shares as part of the Reorganization;

     o The basis of the Pioneer Portfolio shares received by shareowners in the Reorganization will be the same as the basis of their shares of your Safeco Portfolio surrendered in exchange; and

     o The tax holding period of the Pioneer Portfolio shares shareowners receive will include the tax holding period of the shares of your Safeco Portfolio surrendered in the exchange, provided that shareowners held the shares of the Safeco Portfolio as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Safeco Trust and the Pioneer Trust (see the annexes to the Plan).

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                               PROPOSALS 2(a)-(f)

        APPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER

Background

     Having determined to recommend the Reorganizations, the Trustees appointed Pioneer as investment adviser to each Portfolio commencing August 2, 2004, given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Portfolios. If both the Reorganizations and the interim investment advisory agreements with Pioneer are approved, the interim investment advisory agreements will continue in effect until the Closing Date of the Reorganization.

Interim Investment Advisory Agreement

     Under the Investment Company Act, shareowners must approve any new investment advisory agreement for the Portfolios. However, Rule 15a-4 under the Investment Company Act permits your trustees to appoint an adviser on an interim basis without prior shareowner approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approval of that investment advisory agreement with that adviser. An adviser may act on such an interim basis for a period of 150-days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations", any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow by the Portfolio until shareowners' approval of the agreement is obtained. If shareowners of a Safeco Portfolio do not approve the interim advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Portfolio. During this period prior to the meeting, the Portfolios will be managed as separate Portfolios and will not be combined with a Pioneer Portfolio. During this period, you also will not be able to exchange your shares in a Portfolio for shares of a Pioneer Portfolio. If the appointment of Pioneer as interim investment adviser is not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Portfolios, unless an extension of the 150-day period is permitted by a rule or independent position of the staff of the SEC.

     The interim investment advisory agreement incorporates the terms of the advisory agreement with SAM that terminated August 2, 2004 (the "Safeco Advisory Agreement"), which are discussed below. The form of interim investment advisory agreement is attached as Exhibit B.

Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

     The Trustees recommend that the shareowners of the Safeco Portfolios approve the interim investment advisory agreements. In determining to appoint Pioneer as investment adviser on an interim basis, the Trustees considered many of the same factors on which the recommendation to approve the Reorganizations are based. These factors include:

     o SAM, the investment adviser to the Safeco Portfolios until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Portfolios. Consequently, a change in your Portfolio's investment management was necessary.

     o The resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions, and other clients. As of June 30, 2004, assets under management by UniCredito Italiano S.p.A. were approximately $151 billion worldwide.

     o The track record of Pioneer in managing other investment companies with similar strategies.

     o Pioneer's willingness to proceed with the Reorganizations and to limit expenses of the Portfolios as discussed above.

     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o The expertise of John Carey as portfolio manager of Pioneer Fund VCT Portfolio and the head of equity investments at Pioneer.

     o The expertise and experience of Kenneth Taubes as portfolio manager of several of Pioneer's bond funds and the head of fixed income investments at Pioneer.

     o Pioneer's willingness to act as investment adviser to each of the Portfolios.

Safeco Advisory Agreement

     The following is a summary of the material terms of the Safeco Advisory Agreement.

     Services. Under the terms of the Safeco Advisory Agreement, SAM managed the Portfolios' investments and business affairs, subject to the supervision of the Board of Trustees. At its expense, SAM provided office space and all necessary office facilities, equipment and personnel for managing the investments of the Portfolios.

     Compensation. As compensation under the Safeco Advisory Agreement, each Portfolio paid SAM an annual fee based on a percentage of the Portfolio's average daily net assets, calculated each business day and paid monthly, as listed in the table below.

Portfolio                                      Annual Fee
---------                                      ----------
  Safeco Bond Portfolio .....................     0.74%
  Safeco Core Equity Portfolio ..............     0.74%
  Safeco Growth Opportunities Portfolio .....     0.74%
  Safeco Money Market Portfolio .............     0.65%
  Safeco Multi-Cap Core Portfolio ...........     0.74%
  Safeco Small-Cap Value Portfolio ..........     0.85%

     The table below shows gross advisory fees paid by each Portfolio during the fiscal year ended December 31, 2003:

Safeco Bond Portfolio
  Advisory Fee ........................    $  393,000
Safeco Core Equity Portfolio
  Advisory Fee ........................    $2,117,000
Safeco Growth Opportunities Portfolio
  Advisory Fee ........................    $1,999,000
Safeco Money Market Portfolio
  Advisory Fee ........................    $  182,000
Safeco Multi-Cap Core Portfolio
  Advisory Fee ........................    $  319,000
Safeco Small-Cap Value Portfolio
  Advisory Fee ........................    $  256,000

     Limitation of Liability. The Safeco Advisory Agreement provides that SAM shall not be subject to liability to the Portfolios or to any shareowner of the Portfolios for any loss suffered by a Portfolio or its shareowners from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM, in connection with or pursuant to the Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the Agreement.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your Safeco Portfolio is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Portfolio, the presence in person or by proxy of one-third of the outstanding shares of a Portfolio entitled to cast votes at the Meeting will constitute a quorum with respect to that Portfolio. The favorable vote of a majority of outstanding voting securities of the applicable Safeco Portfolio is required for each of Proposals 1(a)-(f). The favorable vote of a majority of the outstanding voting securities of the applicable Safeco Portfolio is also required for each of Proposals 2(a)-(f). Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of
(i) 67% or more of the shares of the applicable Portfolio represented at the meeting, if at least 50% of all outstanding shares of the Portfolio are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Portfolio entitled to vote at the meeting.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                    Quorum                                            Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                        All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                   counted towards a quorum.                        person at the Meeting. Shares present by
                                                                                    proxy will be voted in accordance with
                                                                                    instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the        Considered "present" at Meeting for purposes     Broker non-votes do not count as a vote
 underlying holder has not         of quorum.                                       "for" and effectively result in a vote "against"
 voted and the broker does not                                                      Proposals 1(a)-(f), and Proposal 2(a)-(f) if
 have discretionary authority to                                                    less than 50% of the outstanding shares are
 vote the shares)                                                                   present at the Meeting
------------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting              Considered "present" at Meeting for purposes     Voted "for" the proposal.
 Instruction (other than           of quorum.
 Broker Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                   Considered "present" at Meeting for purposes     Abstentions do not constitute a vote "for" and
                                   of quorum.                                       effectively result in a vote "against" Proposals
                                                                                    1(a)-(f), and Proposal 2(a)-(f) if less than
                                                                                    50% of the outstanding shares are present at
                                                                                    the Meeting.
------------------------------------------------------------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management were approximately $151 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The board of trustees of the Pioneer Portfolios is responsible for overseeing the performance of each of Pioneer Portfolio's investment adviser and subadviser, if any, and determining whether to approve and renew the Portfolio's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval.

Buying, Exchanging and Selling Shares of the Pioneer Portfolios

Net Asset Values

     Each Pioneer Portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Portfolios' trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Portfolio could change on a day when insurance companies or qualified plans cannot buy or sell shares of the Portfolio. In connection with making fair valuations of the value of fixed income securities, the Portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

     The interests of variable contracts and qualified plans investing in the Portfolios could conflict due to differences of tax treatment and other considerations. The Pioneer Portfolios currently do not foresee any disadvantages to investors arising out of the fact that each Portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their variable contracts or that each Portfolio may offer its shares to qualified plans. Nevertheless, the Portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more portfolios and shares of another Portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareowners of the Portfolio.

     Insurance companies and plan fiduciaries are required to notify a Pioneer Portfolio if the tax status of their separate account or qualified plan is revoked or challenged by the Internal Revenue Service. The Portfolio may redeem any account of any shareowner whose qualification as a diversified segregated asset account or a qualified plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The Portfolio will not treat an investor as a qualified plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or qualified plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the Portfolios or the adviser for losses incurred by the Portfolios or the adviser as a result of such action.

Selling

     Shares of a Pioneer Portfolio may be sold on any business day. Pioneer Portfolio shares are sold at net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Pioneer Portfolio but in no event later than 7 days following receipt of instructions. Each Pioneer Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Portfolio to sell or value its investments.

     You can obtain more free information about the Pioneer Portfolios by writing to Pioneer Investment Management Shareowner Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Taxes

     Class I shares of each Pioneer Portfolio are held by life insurance company separate accounts that fund variable annuity or life insurance contracts or by certain qualified plans. Owners of variable contracts should read the prospectus for their insurance company's variable contract for a discussion of the tax status of a variable contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the Pioneer Portfolios to assist in personal recordkeeping.

     Under the Code, a Pioneer Portfolio's dividends and distributions of net short-term capital gain in excess of net long-term capital loss to insurance company separate accounts or qualified plans generally are treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. For U.S. federal income tax purposes, dividends and capital gain distributions are treated as received by the insurance company or the qualified plan rather than by the owner of the variable contract or the plan participant. Insurance companies and qualified plans should consult their own tax advisers regarding the tax treatment of dividend and capital gain distributions they receive from any Pioneer Portfolio.

     Each Pioneer Portfolio is treated as a separate entity for U.S. federal income tax purposes and either has elected, or will elect, to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. Each Pioneer Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners to qualify as a regulated investment company. As a regulated investment company, each Pioneer Portfolio generally will not be subject to U.S. federal income tax on any net investment income and net realized capital gains that are distributed to its shareowners as required under the Code.

     In addition, each Pioneer Portfolio also meets certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. The failure of a qualified plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and the statement of additional information for the Pioneer Portfolio.

FINANCIAL HIGHLIGHTS

     The following tables show the financial performance for the past five fiscal years (or the period during which the Pioneer Portfolio has been in operation, if less than five years) and for the most recent semi-annual period for each Pioneer Portfolio which has investment operations. Certain information reflects financial results for a single Pioneer Portfolio share. "Total return" shows how much an investment in a Portfolio would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. The financial highlights for each fiscal year ended on or after December 31, 2002 have been audited by Ernst & Young LLP, each Pioneer Portfolio's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to December 31, 2002, the financial highlights of the Pioneer Portfolios were audited by Arthur Andersen LLP. The information for any semi-annual period has not been audited.

                           PIONEER FUND VCT PORTFOLIO

                        PIONEER VARIABLE CONTRACTS TRUST

                              FINANCIAL HIGHLIGHTS

                                                                   Six Months
                                                                     Ended          Year
                                                                    6/30/04         Ended
CLASS I                                                           (Unaudited)     12/31/03
-------                                                          -------------   ----------
Net asset value, beginning of period ..........................    $  18.70       $  15.28
                                                                   --------       --------
Increase (decrease) from investment operations:
 Net investment income ........................................    $   0.10       $   0.20
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................        0.28           3.41
                                                                   --------       --------
 Net increase (decrease) from investment
  operations ..................................................    $   0.38       $   3.61
Distributions to shareowners:
 Net investment income ........................................       (0.10)         (0.19)
 Net realized gain ............................................          --             --
                                                                   --------       --------
 Net increase (decrease) in net asset value ...................    $   0.28       $   3.42
                                                                   --------       --------
Net asset value, end of period ................................    $  18.98       $  18.70
                                                                   ========       ========
Total return* .................................................        2.04%         23.76%
Ratios/Supplemental Data:
Ratio of net expenses to average net assets+ ..................        0.71%**        0.76%
 Ratio of net investment income to average net assets+ ........        1.03%**        1.16%
 Portfolio turnover rate ......................................          25%**          11%
 Net assets, end of period (in thousands) .....................    $149,565       $154,839
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
Net expenses ..................................................        0.71%**        0.76%
Net investment income (loss) ..................................        1.03%**        1.16%

                                                                     Year          Year         Year         Year
                                                                    Ended         Ended         Ended       Ended
CLASS I                                                            12/31/02      12/31/01     12/31/00     12/31/99
-------                                                           ----------    ----------   ----------   ----------
Net asset value, beginning of period ..........................   $  19.08      $  22.67      $  22.70    $  19.76
                                                                  --------      --------      --------    --------
Increase (decrease) from investment operations:
 Net investment income ........................................   $   0.19      $   0.17      $   0.18    $   0.16
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................      (3.81)        (2.57)         0.10        2.97
                                                                  --------      --------      --------    --------
 Net increase (decrease) from investment
  operations ..................................................   $  (3.62)     $  (2.40)     $   0.28    $   3.13
Distributions to shareowners:
 Net investment income ........................................      (0.18)        (0.17)        (0.18)      (0.17)
 Net realized gain ............................................         --         (1.02)        (0.13)      (0.02)
                                                                  --------      --------      --------    --------
 Net increase (decrease) in net asset value ...................   $  (3.80)     $  (3.59)     $  (0.03)   $   2.94
                                                                  --------      --------      --------    --------
Net asset value, end of period ................................   $  15.28      $  19.08      $  22.67    $  22.70
                                                                  ========      ========      ========    ========
Total return* .................................................     (19.03)%      (10.85)%        1.22%      15.91%
Ratios/Supplemental Data:
Ratio of net expenses to average net assets+ ..................       0.80%         0.74%         0.69%       0.70%
 Ratio of net investment income to average net assets+ ........       1.09%         0.83%         0.78%       0.82%
 Portfolio turnover rate ......................................         11%            7%           37%          8%
 Net assets, end of period (in thousands) .....................   $141,892      $199,160      $222,107    $204,927
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
Net expenses ..................................................       0.80%         0.74%         0.69%       0.70%
Net investment income (loss) ..................................       1.09%         0.83%         0.78%       0.82%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                       PIONEER MID CAP VALUE VCT PORTFOLIO

                        PIONEER VARIABLE CONTRACTS TRUST

                              FINANCIAL HIGHLIGHTS

                                                                      Six Months
                                                                        Ended          Year
                                                                       6/30/04         Ended
CLASS I                                                              (Unaudited)     12/31/03
-------                                                             -------------   ----------
Net asset value, beginning of period .............................    $  20.47       $  14.94
                                                                      --------       --------
Increase (decrease) from investment operations:
 Net investment income ...........................................    $   0.05       $   0.14
 Net realized and unrealized gain (loss) on investments ..........        1.76           5.45
                                                                      --------       --------
 Net increase (decrease) from investment operations ..............    $   1.81       $   5.59
Distributions to shareowners:
 Net investment income ...........................................       (0.08)         (0.06)
 Net realized gain ...............................................       (0.21)            --
                                                                      --------       --------
 Net increase (decrease) in net asset value ......................    $   1.52       $   5.53
                                                                      --------       --------
Net asset value, end of period ...................................    $  21.99       $  20.47
                                                                      ========       ========
Total return* ....................................................        8.85%         37.48%
Ratios/Supplemental Data:
Ratio of net expenses to average net assets+ .....................        0.71%**        0.76%
Ratio of net investment income (loss) to average net assets+ .....        0.62%**        0.86%
  Portfolio turnover rate ........................................          71%**          52%
Net assets, end of period (in thousands) .........................    $198,767       $170,237
Ratio with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses ...................................................        0.71%**        0.76%
Net investment income (loss) .....................................        0.62%**        0.86%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
Net expenses .....................................................        0.71%**        0.76%
Net investment income (loss) .....................................        0.62%**        0.86%

                                                                        Year         Year         Year         Year
                                                                       Ended         Ended        Ended       Ended
CLASS I                                                               12/31/02     12/31/01     12/31/00     12/31/99
-------                                                              ----------   ----------   ----------   ----------
Net asset value, beginning of period ............................. $  17.35        $  17.79     $  16.26    $  14.49
                                                                   --------        --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income ........................................... $   0.07        $   0.07     $   0.13    $   0.13
 Net realized and unrealized gain (loss) on investments ..........    (1.97)           1.06         2.62        1.77
                                                                   --------        --------     --------    --------
 Net increase (decrease) from investment operations .............. $  (1.90)       $   1.13     $   2.75    $   1.90
Distributions to shareowners:
 Net investment income ...........................................    (0.05)          (0.10)       (0.13)      (0.13)
 Net realized gain ...............................................    (0.46)          (1.47)       (1.09)         --
                                                                   --------        --------     --------    --------
 Net increase (decrease) in net asset value ...................... $  (2.41)       $  (0.44)    $   1.53    $   1.77
                                                                   --------        --------     --------    --------
Net asset value, end of period ................................... $  14.94        $  17.35     $  17.79    $  16.26
                                                                   ========        ========     ========    ========
Total return* ....................................................   (11.21)%          6.49%       18.00%      13.13%
Ratios/Supplemental Data:
Ratio of net expenses to average net assets+ .....................     0.80%           0.79%        0.77%       0.76%
Ratio of net investment income (loss) to average net assets+ .....     0.46%           0.45%        0.63%       0.77%
  Portfolio turnover rate ........................................       68%             95%          85%         91%
Net assets, end of period (in thousands) ......................... $120,687        $128,340     $111,466    $120,526
Ratio with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses ...................................................     0.80%           0.79%        0.77%       0.76%
Net investment income (loss) .....................................     0.46%           0.45%        0.63%       0.77%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
Net expenses .....................................................     0.80%           0.79%        0.77%       0.76%
Net investment income (loss) .....................................     0.46%           0.45%        0.63%       0.77%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                       PIONEER MONEY MARKET VCT PORTFOLIO

                        PIONEER VARIABLE CONTRACTS TRUST

                              FINANCIAL HIGHLIGHTS

                                                                Six Months
                                                                  Ended         Year
                                                                 6/30/04       Ended
CLASS I                                                        (Unaudited)    12/31/03
-------                                                       -------------  ----------
Net asset value, beginning of period ........................    $  1.00      $ 1.000
                                                                 -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss) ...............................    $ 0.003      $ 0.006
Distributions to shareowners:
 Net investment income ......................................     (0.003)      (0.006)
                                                                 -------      -------
 Net asset value, end of period .............................    $  1.00      $  1.00
                                                                 =======      =======
Total return* ...............................................       0.25%        0.56%
Ratios/Supplemental Data:
Ratio of net expenses to average net assets+ ................       0.68%**      0.72 %
Ratio of net investment income (loss) to average net assets+        0.49%**      0.58 %
Net assets, end of period (in thousands) ....................    $29,179      $34,736
Ratios with no waiver of management fees and assumption
 of expenses by Pioneer and no reduction for fees
 paid indirectly:
  Net expenses ..............................................       0.72%**      0.72%
Net investment income (loss) ................................       0.49%**      0.58%
Ratios with waiver of management fees and assumption of
 expenses by Pioneer and reduction for fees paid indirectly:
Net expenses ................................................       0.72%**      0.72%
Net investment income (loss) ................................       0.49%**      0.58%

                                                                  Year        Year        Year        Year
                                                                 Ended       Ended       Ended       Ended
CLASS I                                                         12/31/02    12/31/01    12/31/00    12/31/99
-------                                                        ----------  ----------  ----------  ----------
Net asset value, beginning of period ........................   $  1.00     $  1.00     $  1.00     $  1.00
                                                                -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss) ...............................   $  0.01     $  0.03     $  0.06     $  0.04
Distributions to shareowners:
 Net investment income ......................................     (0.01)      (0.03)      (0.06)      (0.04)
                                                                -------     -------     -------     -------
 Net asset value, end of period .............................   $  1.00     $  1.00     $  1.00     $  1.00
                                                                =======     =======     =======     =======
Total return* ...............................................      1.19%       3.39%       5.71%       4.38%
Ratios/Supplemental Data:
Ratio of net expenses to average net assets+ ................      0.78%       0.78%       0.76%       0.79%
Ratio of net investment income (loss) to average net assets+       1.11%       3.16%       5.58%       4.34%
Net assets, end of period (in thousands) ....................   $59,521     $49,545     $36,979     $37,347
Ratios with no waiver of management fees and assumption
 of expenses by Pioneer and no reduction for fees
 paid indirectly:
  Net expenses ..............................................      0.78%       0.78%       0.76%       0.79%
Net investment income (loss) ................................      1.11%       3.16%       5.58%       4.34%
Ratios with waiver of management fees and assumption of
 expenses by Pioneer and reduction for fees paid indirectly:
Net expenses ................................................      0.78%       0.78%       0.75%       0.78%
Net investment income (loss) ................................      1.11%       3.16%       5.59%       4.35%

----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Voting by Contract Owners

     Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of the Portfolio, your vote will instruct the insurance company how to vote the shares of the Portfolio attributable to your contract. The insurance company will vote all of the shares of the Portfolio which it holds that are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to the Portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to the Portfolio.

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your Safeco Portfolio or its affiliates, including personnel of your Safeco Portfolio's transfer agent, by the Pioneer Portfolios' investment adviser, Pioneer, the Pioneer Portfolios' transfer agent, PIMSS, or by broker-dealer firms. Georgeson Shareholder Communications Corporation, 17 State Street, New York, NY 10004, has been retained to provide proxy solicitation services to the Safeco Portfolios at a cost of approximately $10,000. Pioneer and Symetra will bear the cost of such solicitation.

Revoking Proxies

     A Safeco Portfolio shareowner signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o by filing a written notice of revocation with your Safeco Portfolio's transfer agent, Safeco Services Corporation, at 4854 154th Place N.E., Redmond, WA 98052, or

     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareowner has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Portfolio (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareowners of record on October 8, 2004 (the "record date") are entitled to notice of and to vote at the Meetings. As of the record date, the following number of shares of each Safeco Portfolio were outstanding.

                                                       Shares
Portfolio                                           Outstanding
---------                                           -----------
  Safeco Bond Portfolio .........................     4,107,570
  Safeco Core Equity Portfolio ..................    13,076,962
  Safeco Growth Opportunities Portfolio .........    16,556,500
  Safeco Money Market Portfolio .................    22,806,310
  Safeco Multi-Cap Core Portfolio ...............     2,465,077
  Safeco Small-Cap Value Portfolio ..............     2,733,116

Other Business

     Your Safeco Portfolio's Board knows of no business to be presented for consideration at the Meetings other than Proposals 1(a)-(f) and 2(a)-(f). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for a Meeting, a quorum of shareowners of a Safeco Portfolio is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Portfolios to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Safeco Portfolio without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the original Meeting (in which case the Board of Trustees of your Safeco Portfolio will set a new record date), your Safeco Portfolio will give notice of the adjourned meeting to its shareowners.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your Safeco Portfolio may also arrange to have votes recorded by telephone by officers and employees of your Safeco Portfolio or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareowner's identity, to allow a shareowner to authorize the voting of shares in accordance with the shareowner's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Safeco Portfolio has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareowner will be called on a recorded line at the telephone number in the Safeco Portfolio's account records and will be asked to provide the shareowner's social security number or other identifying information.

     o The shareowner will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareowner's instructions.

     o To ensure that the shareowner's instructions have been recorded correctly, the shareowner will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareowner decides after voting by telephone to attend the Meeting, the shareowner can revoke the proxy at that time and vote the shares at the Meeting.

Shareowners' Proposals

     Your Safeco Portfolio is not required, and does not intend, to hold meetings of shareowners each year. Instead, meetings will be held only when and if required. Any shareowners desiring to present a proposal for consideration at the next meeting for shareowners must submit the proposal in writing, so that it is received by your Safeco Portfolio to Safeco Mutual Funds, Attention: Legal Department, 4854 154th Place N.E., Redmond, WA 98052, within a reasonable time before any meeting. If the Reorganization is completed, your Safeco Portfolio will not hold another shareowner meeting.

Appraisal Rights

     If the Reorganization of your Safeco Portfolio is approved at the Meeting, shareowners of your Safeco Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareowners of your Safeco Portfolio, however, have the right to redeem their Portfolio shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareowners of your Safeco Portfolios will hold shares of the corresponding Pioneer Portfolio which may also be redeemed at net asset value subject to deferred sales charges (if any).

                      OWNERSHIP OF SHARES OF THE PORTFOLIOS

Safeco Portfolios

     To the knowledge of your Safeco Portfolio, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Portfolios.

---------------------------------------------------------------------------------
                                                               Actual Percentage
          Fund                     Shareowner Names                  Owned
---------------------------------------------------------------------------------
 Safeco Bond Portfolio     Symetra Life Insurance Company            99.96%
---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 Safeco Core Equity Portfolio              Symetra Life Insurance Company                                82.27%
----------------------------------------------------------------------------------------------------------------
                                           American United Life Insurance Company                        10.94%
----------------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Portfolio     Symetra Life Insurance Company                                62.77%
----------------------------------------------------------------------------------------------------------------
                                           American United Life Insurance Company                        26.94%
----------------------------------------------------------------------------------------------------------------
 Safeco Money Market Portfolio             Symetra Life Insurance Company                                99.93%
----------------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Portfolio           Symetra Life Insurance Company                                99.99%
----------------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Portfolio          Symetra Life Insurance Company                                87.83%
----------------------------------------------------------------------------------------------------------------
                                           Great-West Life & Annuity Insurance Company -- Schwab         11.37%
----------------------------------------------------------------------------------------------------------------

     Symetra or other companies controlled by Symetra (the "Symetra Companies") own shares of certain Safeco Portfolios. The Symetra Companies intend to vote their shares in favor of the Proposals.

     As of December 31, 2003, the Trustees and officers of your Safeco Portfolio, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Portfolio.

Pioneer Portfolios

     To the knowledge of each Pioneer Portfolio, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Portfolios.

---------------------------------------------------------------------------
                                                         Actual Percentage
 Fund/Class               Shareowner Names                     Owned
---------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio
---------------------------------------------------------------------------
 Class I       Allmerica Financial Life Co                     92.84%
               Attn: Separate Accounting
               440 Lincoln St.
               Worcester, MA 01653-0002
---------------------------------------------------------------------------
               Aetna Life Insurance & Annuity Co.               5.84%
               ING Fund Operations
               151 Farmington Avenue
               Hartford, CT 06156
---------------------------------------------------------------------------
 Class II      Allmerica Financial Life Co                     10.22%
               Attn: Separate Accounting
               440 Lincoln St.
               Worcester, MA 01653-0002
---------------------------------------------------------------------------
               Travelers Life & Annuity Company                13.16%
               PO Box 990027
               Hartford, CT 06199-0027
---------------------------------------------------------------------------
               ING USA Annuity & Life Insurance Co.            64.78%
               ING Fund Operations
               151 Farmington Avenue
               Hartford, CT 06156
---------------------------------------------------------------------------
 Pioneer Money Market VCT Portfolio
---------------------------------------------------------------------------
 Class I       Allmerica Financial Life Co                     96.38%
               Attn: Separate Accounting
               440 Lincoln St.
               Worcester, MA 01653-0002
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                         Actual Percentage
 Fund/Class               Shareowner Names                     Owned
---------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio
---------------------------------------------------------------------------
 Class I       Allmerica Financial Life Co                     46.76%
               Attn: Separate Accounting
               440 Lincoln St.
               Worcester, MA 01653-0002
---------------------------------------------------------------------------
               United Of Omaha Life Ins. Co.                   12.43%
               Attn: Product Accounting & Reporting
               Mutual of Omaha Plaza
               Omaha, NE 68175-0001
---------------------------------------------------------------------------
               Aetna Life Insurance & Annuity Co.              32.00%
               ING Fund Operations
               151 Farmington Avenue
               Hartford, CT 06156-0001
---------------------------------------------------------------------------
               Security Life of Denver Ins. Co.                 6.11%
               ING Variable Annuities
               ING Fund Operations
               151 Farmington Avenue
               Hartford, CT 06156-0001
---------------------------------------------------------------------------
 Class II      ING USA Annuity & Life Insurance Co.            91.51%
               ING Fund Operations
               151 Farmington Avenue
               Hartford, CT 06156
---------------------------------------------------------------------------

     As of December 31, 2003, the trustees and officers of each Pioneer Portfolio owned less than 1% of the outstanding shares of the Pioneer Portfolio.

                                     EXPERTS

Safeco Portfolios

     The financial statements and financial highlights of each Safeco Portfolio incorporated by reference in the Safeco Resource Series Trust's Annual Report at and for the year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.

Pioneer Portfolios

     The financial statements and financial highlights of each Pioneer Portfolio incorporated by reference in the Pioneer Variable Contracts Trust's Annual Report at and for the year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

     The Safeco Portfolios and the Pioneer Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, Proxy Statements and other information with the SEC. These reports, Proxy Statements and other information filed by the Portfolios can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

        Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D
                                Reorganizations)

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
[ ] day of October, 2004, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Portfolio] (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Safeco Resource Series Trust, a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Portfolio] (the "Acquired Portfolio"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C/D) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (A) the issuance of Class I shares of beneficial interest of the Acquiring Portfolio (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (B) the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio that are included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Portfolio, on or promptly after the Closing Date as provided herein, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and dissolution of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Portfolio shareholders and the Acquiring Portfolio shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Portfolio agrees in exchange therefor: (i) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, with an aggregate NAV equal to the NAV of the Acquired Portfolio, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio or the Safeco Trust in respect of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio, originals or copies of all books and records of the Acquired Portfolio, and all other assets of the Acquired Portfolio on the Closing Date. The Acquiring Portfolio shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Portfolio.

     (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of execution of this Agreement, and the Acquiring Portfolio has provided the Acquired Portfolio with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Portfolio. The Acquired Portfolio reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Portfolio contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Portfolio and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Portfolio Shareholders"), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to Paragraph 1.1 hereof. Each Acquired Portfolio Shareholder shall receive such number of Acquiring Portfolio Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Portfolio (the "Acquired Portfolio Shares") held of record by such Acquired Portfolio Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio established and maintained by the Acquiring Portfolio's transfer agent in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due the Acquired Portfolio Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Portfolio Shares will simultaneously be cancelled on the books of the Acquired Portfolio, and the Acquired Portfolio will be dissolved. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent for its Class I shares. Any certificates representing ownership of Acquired Portfolio Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Portfolio Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Portfolio for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Portfolio Shares and the NAV of the Acquired Portfolio shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Portfolio Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Portfolio Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Portfolio's then-current prospectus and statement of additional information. The NAV of the Acquired Portfolio shall be computed by Safeco Asset Management, Inc. (the "Acquired Portfolio Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Portfolio on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Portfolio delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Portfolio's then current prospectus and statement of additional information. The Acquiring Portfolio Adviser shall confirm to the Acquiring Portfolio the NAV of the Acquired Portfolio.

     2.2 The Acquiring Portfolio and the Acquired Portfolio shall cause the Acquiring Portfolio Adviser and the Acquired Portfolio Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Portfolio Adviser and the Acquired Portfolio Administrator in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Acquired Portfolio, respectively.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 10, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Portfolio Custodian") as record holder for the Acquired Portfolio shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. (the "Acquiring Portfolio Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Portfolio to the Acquiring Portfolio Custodian for the account of the Acquiring Portfolio on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Portfolio Custodian in book-entry form on behalf of the Acquired Portfolio shall be delivered by the Acquired Portfolio Custodian through the Depository Trust Company to the Acquiring Portfolio Custodian and by the Acquiring Portfolio Custodian recording the beneficial ownership thereof by the Acquiring Portfolio on the Acquiring Portfolio Custodian's records. Any cash shall be delivered by the Acquired Portfolio Custodian transmitting immediately available funds by wire transfer to the Acquiring Portfolio Custodian the cash balances maintained by the Acquired Portfolio Custodian and the Acquiring Portfolio Custodian crediting such amount to the account of the Acquiring Portfolio.

     3.3 The Acquiring Portfolio Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Portfolio Shares or the Acquired Portfolio pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Portfolio shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each Acquired Portfolio Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Portfolio Shareholders, (b) provided by the Acquired Portfolio Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Portfolio shall issue and deliver to the Acquired Portfolio a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Portfolio, represents, warrants and covenants to the Acquiring Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Portfolio is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio's shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Portfolio will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Safeco Trust is a party or by which the Acquired Portfolio or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired

     Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Portfolio's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Portfolio as the successor to the Acquired Portfolio;

          (e) The Acquired Portfolio has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Portfolio (or the Acquiring Portfolio);

          (f) The statement of assets and liabilities of the Acquired Portfolio, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Portfolio as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Portfolio has been disclosed or is required to be disclosed in the Acquired Portfolio's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Portfolio to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Portfolio's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Portfolio's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Portfolio's portfolio or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Portfolio has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Portfolio will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Portfolio to fail to qualify as a regulated investment company under the Code. To the knowledge of Safeco Trust, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or
          (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) Within the times and in the manner prescribed by law, the Acquired Portfolio has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Portfolio was required to file any Tax Return that was not filed; and the Acquired Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Portfolio has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Portfolio constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Portfolio has not been notified that any examinations of the Tax Returns of the Acquired Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Portfolio for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Portfolio is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Portfolio has delivered to the Acquiring Portfolio or made available to the Acquiring Portfolio complete and accurate copies of all Tax Returns of the Acquired Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Portfolio. The Acquired Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Portfolio relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Portfolio are accurately reflected on the Acquired Portfolio's Tax books and records;

               (N) The Acquired Portfolio has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Portfolio is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Portfolio does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and

               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Portfolio. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Portfolio pursuant to Paragraph 3.5 hereof. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

          (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Portfolio, and, upon delivery and payment for the Acquired Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Portfolio's shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Portfolio to the Acquiring Portfolio for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Portfolio's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Portfolio to the Acquiring Portfolio for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Portfolio of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Portfolio Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Portfolio;

          (p) The prospectus and statement of additional information of the Acquired Portfolio, and any amendments or supplements thereto, furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Acquired Portfolio nor, to the knowledge of the Acquired Portfolio, any "affiliated person" of the Acquired Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Portfolio, has any affiliated person of the Acquired Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Portfolio to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Portfolio, represents, warrants and covenants to the Acquired Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Portfolio is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Portfolio's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Portfolio included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Portfolio, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which the Acquiring Trust is a party or by which the Acquiring Portfolio or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

          (g) The statement of assets and liabilities of the Acquiring Portfolio, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Portfolio as of the date thereof are disclosed therein;

          (h) Since December 31, 2003, except as specifically disclosed in the Acquiring Portfolio's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Portfolio's portfolio or a decline in net assets of the Acquiring Portfolio as a result of redemptions shall not constitute a material adverse change;

          (i) (A) For each taxable year of its operation since its inception, the Acquiring Portfolio has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquiring Portfolio has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Portfolio was required to file any Tax Return that was not filed; and the Acquiring Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquiring Portfolio has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

               (D) All Tax Returns filed by the Acquiring Portfolio constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquiring Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquiring Portfolio has not been notified that any examinations of the Tax Returns of the Acquiring Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquiring Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The Acquiring Trust has delivered to Safeco Trust or made available to Safeco Trust complete and accurate copies of all Tax Returns of the Acquiring Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Portfolio. The Acquiring Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (I) The Acquiring Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (J) The Acquiring Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

               (K) The Acquiring Portfolio has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (L) The Acquiring Portfolio is not a party to a gain recognition agreement under Section 367 of the Code;

               (M) The Acquiring Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

          (j) The Acquiring Portfolio currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Portfolio. All advertising and sales material used by the Acquiring Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (k) The authorized capital of the Acquiring Portfolio consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Portfolio will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio for the account of the Acquired Portfolio Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares;

          (l) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring

     Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished in writing by the Acquiring Portfolio or the Acquiring Portfolio Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Portfolio, except for the registration of the Acquiring Portfolio Shares under the Securities Act and the Investment Company Act;

          (o) All of the issued and outstanding Acquiring Portfolio Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Portfolio;

          (p) The prospectus and statement of additional information of the Acquiring Portfolio, and any amendments or supplements thereto, furnished to the Acquired Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) Neither the Acquiring Portfolio nor, to the knowledge of the Acquiring Portfolio, any "affiliated person" of the Acquiring Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Portfolio, has any affiliated person of the Acquiring Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Portfolio to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to
     Section 6.3 (the "Acquiring Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE PORTFOLIOS

     5.1 The Acquired Portfolio will operate the Acquired Portfolio's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Portfolio's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Portfolio will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Portfolio with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired by the Acquired Portfolio for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requires concerning the beneficial ownership of the Acquired Portfolio Shares.

     5.6 Subject to the provisions of this Agreement, each Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Portfolio as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate and, with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Portfolios and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)[insert (C) or (D), as applicable] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Portfolio shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Portfolio shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Portfolio shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Portfolio contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Portfolio executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Portfolio shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Portfolio;

     6.4 With respect to the Acquiring Portfolio, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Portfolio in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Portfolio contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Portfolio the Statement of Assets and Liabilities of the Acquired Portfolio pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Portfolio executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Portfolio shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Portfolio;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Portfolio, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Portfolio's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Portfolio's shareholders shall have been delivered by the Acquired Portfolio to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Portfolio of the Acquired Assets solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio Shares and the termination of the Acquired Portfolio Shares, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     8.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Trust agrees that (i) the Acquiring Portfolio will make a distribution of capital gains to its shareholders in November 2004 in accordance with its normal practices and (ii), unless the Acquiring Portfolio distributes income monthly, the dividend distribution that the Acquiring Portfolio normally would make in December of 2004 will be made to shareholders of record prior to the Closing.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Portfolio Adviser--and the parties have entered into this Agreement in reliance on such information--that such non-parties will pay all expenses of the Portfolios associated with the Reorganization, including, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Portfolio and the Acquired Portfolio shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Portfolio's shareholders;

          (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Portfolio's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Portfolio, the Acquiring Trust, the Safeco Trust or the Acquired Portfolio, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Portfolio's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Portfolio Shares to be received by the Acquired Portfolio Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Portfolio, c/o Symetra Financial Corporation, 5069 154th Place, N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Portfolio, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                 SAFECO RESOURCE SERIES TRUST
                                        on behalf of
                                        [SAFECO PORTFOLIO]

By: _________________________________   By: ___________________________________
Name:                                   Name:
Title: Secretary                        Title: President


Attest:                                 PIONEER VARIABLE CONTRACTS TRUST
                                        on behalf of
                                        [PIONEER PORTFOLIO]

By: _________________________________   By: ___________________________________
Name:                                   Name:
Title:                                  Title:

Annex A

                        TAX REPRESENTATION CERTIFICATE OF

        PIONEER VARIABLE CONTRACTS TRUST ON BEHALF OF [PIONEER PORTFOLIO]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ___________, 2004 between Pioneer Variable Contracts Trust, a Delaware statutory trust ("Acquiring Trust"), on behalf of its series [Pioneer Portfolio] ("Acquiring Portfolio"), and Safeco Resource Series Trust, a Delaware statutory trust, on behalf of its series [Safeco Portfolio] ("Acquired Portfolio") (the "Agreement"). Pursuant to the Agreement, Acquiring Portfolio will acquire all of the assets of Acquired Portfolio in exchange solely for (i) the assumption by Acquiring Portfolio of the Assumed Liabilities of Acquired Portfolio and (ii) the issuance of Class I shares of beneficial interest of Acquiring Portfolio (the "Acquiring Portfolio Shares") to Acquired Portfolio, followed by the distribution by Acquired Portfolio, in liquidation of Acquired Portfolio, of the Acquiring Portfolio Shares to the shareholders of Acquired Portfolio and the termination of Acquired Portfolio (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Portfolio, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Portfolio is a series of Acquiring Trust, a statutory trust organized under the laws of the State of Delaware, and Acquiring Portfolio is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. Neither Acquiring Portfolio nor any person "related" to Acquiring Portfolio (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Portfolio or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Portfolio Shares received by shareholders of Acquired Portfolio in the transaction except in the ordinary course of Acquiring Portfolio's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Portfolio will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Portfolio or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Portfolio in a business.

     4. Acquiring Portfolio has no plan or intention to sell or otherwise dispose of any assets of Acquired Portfolio acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Portfolio incurred in connection with the transaction which are paid or assumed by Acquiring Portfolio will be expenses of Acquired Portfolio solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Portfolio will not pay or assume the expenses, if any, incurred by any Acquired Portfolio Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Portfolio and Acquired Portfolio.

     7. Acquiring Portfolio has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

     8. Acquiring Portfolio meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     9. Acquiring Portfolio is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Portfolio does not now own and has never owned, directly or indirectly, any shares of Acquired Portfolio.

     11. As of the date of the transaction, the fair market value of the Acquiring Portfolio Shares issued to Acquired Portfolio will be approximately equal to the fair market value of the Acquired Assets, minus the Assumed Liabilities. Acquiring Portfolio will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of Assumed Liabilities and the issuance of such Acquiring Portfolio Shares.

     12. Acquired Portfolio Shareholders [will/will not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Portfolio after the transaction.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Portfolio shareholder is acting as agent for Acquiring Portfolio in connection with the transaction or approval thereof. Acquiring Portfolio will not reimburse any Acquired Portfolio shareholder for Acquired Portfolio Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.


                                    * * * * *


     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Portfolio. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       PIONEER VARIABLE CONTRACTS TRUST, on
                                       behalf of [Pioneer Portfolio]

                                       By: _____________________________________

                                           Name: _______________________________

                                           Title: ______________________________


Dated: ______________, 2004

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                          SAFECO RESOURCE SERIES TRUST
                         ON BEHALF OF [SAFECO PORTFOLIO]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ___________, 2004 between Pioneer Variable Contracts Trust, a Delaware statutory trust, on behalf of its series [Pioneer Portfolio] ("Acquiring Portfolio"), and Safeco Resource Series Trust, a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Portfolio] ("Acquired Portfolio") (the "Agreement"). Pursuant to the Agreement, Acquiring Portfolio will acquire all of the assets of Acquired Portfolio in exchange solely for (i) the assumption by Acquiring Portfolio of the Assumed Liabilities of Acquired Portfolio; and (ii) the issuance of Class I shares of beneficial interest of Acquiring Portfolio (the "Acquiring Portfolio Shares") to Acquired Portfolio, followed by the distribution by Acquired Portfolio, in liquidation of Acquired Portfolio, of the Acquiring Portfolio Shares to the shareholders of Acquired Portfolio and the termination of Acquired Portfolio (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Portfolio, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Portfolio is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Portfolio is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Portfolio Shares received by each shareholder that holds shares of Acquired Portfolio (the "Acquired Portfolio Shares") will be approximately equal to the fair market value of the Acquired Portfolio Shares with respect to which such Acquiring Portfolio Shares are received, and the aggregate consideration received by Acquired Portfolio shareholders in exchange for their Acquired Portfolio Shares will be approximately equal to the fair market value of all of the outstanding Acquired Portfolio Shares immediately prior to the transaction. No property other than Acquiring Portfolio Shares will be distributed to shareholders of Acquired Portfolio in exchange for their Acquired Portfolio Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Portfolio nor any person "related" to Acquired Portfolio (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Portfolio or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Portfolio as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Portfolio's business as a series of an open-end investment company. To the best knowledge of management of Acquired Portfolio, there is no plan or intention on the part of the shareholders of Acquired Portfolio to engage in any transaction with Acquired Portfolio, Acquiring Portfolio, or any person treated as related to Acquired Portfolio or Acquiring Portfolio under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Portfolio, Acquiring Portfolio, or any person treated as related to Acquired Portfolio or Acquiring Portfolio under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Portfolio Shares or any of the Acquiring Portfolio Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Portfolio's business as a series of an open-end investment company.

     4. Pursuant to the transaction, Acquired Portfolio will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Portfolio held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Portfolio uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Portfolio Shares issued to Acquired Portfolio will be approximately equal to the fair market value of the Acquired Assets, minus the Assumed Liabilities. Acquired Portfolio will not receive any consideration from Acquiring Portfolio in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Portfolio Shares.

     6. The Assumed Liabilities assumed by Acquiring Portfolio plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Portfolio in the ordinary course of its business. Acquired Portfolio is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of
Section 357(d) of the Code.

     8. Acquired Portfolio currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Portfolio as of the opening of business on August 2, 2004 (the date the Acquiring Portfolio Adviser became investment adviser to Acquired Portfolio) were Acquired Portfolio's historic business assets within the meaning of Treasury Regulation
Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Portfolio will distribute to its shareholders the Acquiring Portfolio Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Portfolio incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Portfolio will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Portfolio and Acquired Portfolio.

     12. Acquired Portfolio has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Portfolio meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. Acquired Portfolio is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Portfolio shareholders will not have dissenters' or appraisal rights in the transaction.

     16. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Portfolio's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     17. Acquired Portfolio does not pay compensation to any shareholder-employee.

     18. Acquired Portfolio has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Portfolio.


                                    * * * * *

     The undersigned officer of Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Portfolio. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       SAFECO RESOURCE SERIES TRUST, on
                                       behalf of [SAFECO PORTFOLIO]

                                       By: _____________________________________

                                           Name: _______________________________

                                           Title: ______________________________

Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganizations)

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
[ ] day of October, 2004, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Portfolio] (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Safeco Resource Series Trust, a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Portfolio] (the "Acquired Portfolio"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (A) the issuance of Class I shares of beneficial interest of the Acquiring Portfolio (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (B) the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Portfolio, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and dissolution of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust has determined that the Reorganization is in the best interests of the Acquired Portfolio shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Portfolio agrees in exchange therefor: (i) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, equal to the number of shares, including fractional shares, of beneficial interest of the Acquired Portfolio (the "Acquired Portfolio Shares") then outstanding (which Acquiring Portfolio Shares shall have the same net asset value ("NAV") per share as such Acquired Portfolio Shares); and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2(a) The Acquired Assets shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio or the Safeco Trust in respect of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio, originals or copies of all books and records of the Acquired Portfolio, and all other assets of the Acquired Portfolio on the Closing Date. The Acquiring Portfolio shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Portfolio.

     (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of execution of this Agreement, and the Acquiring Portfolio has provided the Acquired Portfolio with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Portfolio. The Acquired Portfolio reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Portfolio contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Portfolio and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Portfolio Shareholders"), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to Paragraph 1.1 hereof. Each Acquired Portfolio Shareholder shall receive the number of Acquiring Portfolio Shares equal to the number of Acquired Portfolio Shares held of record by such Acquired Portfolio Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio established and maintained by the Acquiring Portfolio's transfer agent in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due the Acquired Portfolio Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Portfolio Shares will simultaneously be cancelled on the books of the Acquired Portfolio, and the Acquired Portfolio will be dissolved. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent for its Class I shares. Any certificates representing ownership of Acquired Portfolio Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Portfolio Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Portfolio for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION

     2.1 The NAV per Acquired Portfolio Share shall be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time") by Safeco Asset Management, Inc. (the "Acquired Portfolio Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Portfolio on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Portfolio delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Portfolio's then current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Portfolio Adviser") shall confirm to the Acquiring Fund the NAV per Acquired Portfolio Share.

     2.2 The Acquired Portfolio shall cause the Acquired Portfolio Administrator to deliver a copy of its valuation report to the Acquiring Portfolio at Closing. All computations of value shall be made by the Acquired Portfolio Administrator in accordance with its regular practice as pricing agent for the Acquired Portfolio.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 10, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Portfolio Custodian") as record holder for the Acquired Portfolio shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. (the "Acquiring Portfolio Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Portfolio to the Acquiring Portfolio Custodian for the account of the Acquiring Portfolio on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Portfolio Custodian in book-entry form on behalf of the Acquired Portfolio shall be delivered by the Acquired Portfolio Custodian through the Depository Trust Company to the Acquiring Portfolio Custodian and by the Acquiring Portfolio Custodian recording the beneficial ownership thereof by the Acquiring Portfolio on the Acquiring Portfolio Custodian's records. Any cash shall be delivered by the Acquired Portfolio Custodian transmitting immediately available funds by wire transfer to the Acquiring Portfolio Custodian the cash balances maintained by the Acquired Portfolio Custodian and the Acquiring Portfolio Custodian crediting such amount to the account of the Acquiring Portfolio.

     3.3 The Acquiring Portfolio Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Portfolio Shares pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Portfolio shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each Acquired Portfolio Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Portfolio Shareholders, (b) provided by the Acquired Portfolio Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Portfolio shall issue and deliver to the Acquired Portfolio a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Portfolio, represents, warrants and covenants to the Acquiring Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Portfolio is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio's shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Portfolio will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Safeco Trust is a party or by which the Acquired Portfolio or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Portfolio's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Portfolio as the successor to the Acquired Portfolio;

          (e) The Acquired Portfolio has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Portfolio (or the Acquiring Portfolio);

          (f) The statement of assets and liabilities of the Acquired Portfolio, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Portfolio as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Portfolio has been disclosed or is required to be disclosed in the Acquired Portfolio's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Portfolio to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Portfolio's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Portfolio's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Portfolio's portfolio or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Portfolio has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Portfolio to fail to qualify as a regulated investment company under the Code. To the knowledge of Safeco Trust,
          (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) Within the times and in the manner prescribed by law, the Acquired Portfolio has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Portfolio was required to file any Tax Return that was not filed; and the Acquired Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Portfolio has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Portfolio constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Portfolio has not been notified that any examinations of the Tax Returns of the Acquired Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Portfolio for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Portfolio is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Portfolio has delivered to the Acquiring Portfolio or made available to the Acquiring Portfolio complete and accurate copies of all Tax Returns of the Acquired Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Portfolio. The Acquired Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Portfolio relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Portfolio are accurately reflected on the Acquired Portfolio's Tax books and records;

               (N) The Acquired Portfolio has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Portfolio is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Portfolio does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and

               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Portfolio. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Portfolio pursuant to Paragraph 3.5 hereof. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

          (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Portfolio, and, upon delivery and payment for the Acquired Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Portfolio's shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Portfolio to the Acquiring Portfolio for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Portfolio's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Portfolio to the Acquiring Portfolio for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Portfolio of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Portfolio Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Portfolio;

          (p) The prospectus and statement of additional information of the Acquired Portfolio and any amendments or supplements thereto, furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) The Acquired Portfolio has previously provided to the Acquiring Portfolio (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Portfolio's total return for all periods since the organization of the Acquired Portfolio. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

          (s) Neither the Acquired Portfolio nor, to the knowledge of the Acquired Portfolio, any "affiliated person" of the Acquired Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Portfolio, has any affiliated person of the Acquired Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (t) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Portfolio to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Portfolio, represents, warrants and covenants to the Acquired Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Portfolio is a series of the Acquiring Trust. The Acquiring Portfolio has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Portfolio's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Portfolio included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Portfolio, each dated [ ], 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which the Acquiring Trust is a party or by which the Acquiring Portfolio or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

          (g) The Acquiring Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquiring Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

          (h) The Acquiring Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (i) The Acquiring Portfolio currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Portfolio. All advertising and sales material used by the Acquiring Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (j) The authorized capital of the Acquiring Portfolio consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Portfolio will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio for the account of the Acquired Portfolio Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares, nor will the Acquiring Portfolio have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Portfolio Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

          (k) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished in writing by the Acquiring Portfolio or the Acquiring Portfolio Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (m) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Portfolio, except for the registration of the Acquiring Portfolio Shares under the Securities Act and the Investment Company Act;

          (n) The prospectus and statement of additional information of the Acquiring Portfolio and any amendments or supplements thereto, furnished to the Acquired Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (o) Neither the Acquiring Portfolio nor, to the knowledge of the Acquiring Portfolio, any "affiliated person" of the Acquiring Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Portfolio, has any affiliated person of the Acquiring Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (p) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Portfolio to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to
     Section 6.3 (the "Acquiring Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE PORTFOLIOS

     5.1 The Acquired Portfolio will operate the Acquired Portfolio's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Portfolio's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Portfolio will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Portfolio with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired by the Acquired Portfolio for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requires concerning the beneficial ownership of the Acquired Portfolio Shares.

     5.6 Subject to the provisions of this Agreement, each Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date setting forth the NAV of the Acquired Portfolio as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate and, with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Portfolios and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Portfolio shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Portfolio shall prepare, or cause to be prepared, all Tax Returns of the Acquired Portfolio for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Portfolio shall make any payments of Taxes required to be made by such Portfolio with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Portfolio contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Portfolio executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Portfolio shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Portfolio;

     6.4 With respect to the Acquiring Portfolio, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Portfolio in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Portfolio contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Portfolio the Statement of Assets and Liabilities of the Acquired Portfolio pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Portfolio executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Portfolio shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Portfolio;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Portfolio, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.1  FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Portfolio's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Portfolio's shareholders shall have been delivered by the Acquired Portfolio to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Portfolio of the Acquired Assets solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio Shares and the termination of the Acquired Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Portfolio Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Portfolios associated with the Reorganization, including the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Portfolio and the Acquired Portfolio shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Portfolio's shareholders;

          (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Portfolio's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Portfolio, the Acquiring Trust, the Safeco Trust or the Acquired Portfolio, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Portfolio's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Portfolio Shares to be received by the Acquired Portfolio Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Portfolio, c/o Symetra Financial Corporation, 5069 154th Place, N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Portfolio, c/o Pioneer Investment

Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention:
Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                 SAFECO RESOURCE SERIES TRUST
                                        on behalf of
                                        [SAFECO PORTFOLIO]


By: _________________________________   By: ____________________________________
Name:                                   Name:
Title: Secretary                        Title: President


Attest:                                 PIONEER VARIABLE CONTRACTS TRUST
                                        on behalf of
                                        [PIONEER PORTFOLIO]


By: _________________________________   By: ____________________________________
Name:                                   Name:
Title:                                  Title:

Annex A

                        TAX REPRESENTATION CERTIFICATE OF

                        PIONEER VARIABLE CONTRACTS TRUST
                        ON BEHALF OF [PIONEER PORTFOLIO]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ___________, 2004 between Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series [Pioneer Portfolio] ("Acquiring Portfolio"), and Safeco Resource Series Trust, a Delaware statutory trust, on behalf of its series [Safeco Portfolio] ("Acquired Portfolio") (the "Agreement"). Pursuant to the Agreement, Acquiring Portfolio will acquire all of the assets of Acquired Portfolio in exchange solely for (i) the assumption by Acquiring Portfolio of the Assumed Liabilities of Acquired Portfolio, and (ii) the issuance of Class I shares of beneficial interest of Acquiring Portfolio (the "Acquiring Portfolio Shares") to Acquired Portfolio, followed by the distribution by Acquired Portfolio, in liquidation of Acquired Portfolio, of the Acquiring Portfolio Shares to the shareholders of Acquired Portfolio and the termination of Acquired Portfolio (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Portfolio, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Portfolio is a series of Acquiring Trust, a statutory trust established under the laws of the State of Delaware, and Acquiring Portfolio will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Portfolio was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Portfolio did not and will not engage in any business activities. There shall be no shares of Acquiring Portfolio issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Portfolio, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

     2. Neither Acquiring Portfolio nor any person "related" to Acquiring Portfolio (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Portfolio or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Portfolio Shares received by shareholders of Acquired Portfolio in the transaction except in the ordinary course of Acquiring Portfolio's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Portfolio will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Portfolio or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) of Acquired Portfolio in a business.

     4. Acquiring Portfolio has no plan or intention to sell or otherwise dispose of any assets of Acquired Portfolio acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("the "Code").

     5. Any expenses of Acquired Portfolio incurred in connection with the transaction which are paid or assumed by Acquiring Portfolio will be expenses of Acquired Portfolio solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Portfolio will not pay or assume the expenses, if any, incurred by any Acquired Portfolio Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Portfolio and Acquired Portfolio.

     7. Acquiring Portfolio will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

     8. Acquiring Portfolio meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     9. Acquiring Portfolio is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Portfolio does not now own and has never owned, directly or indirectly, any shares of Acquired Portfolio.

     11. As of the date of the transaction, the fair market value of the Acquiring Portfolio Shares issued to Acquired Portfolio will be approximately equal to the fair market value of Acquired Assets minus the Assumed Liabilities. Acquiring Portfolio will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Portfolio Shares.

     12. Immediately following the transaction, the Acquired Portfolio Shareholders will own all of the outstanding Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Acquired Portfolio Shares immediately prior to the transaction. Acquiring Portfolio has no plan or intention to issue as part of the transaction any shares of Acquiring Portfolio other than the Acquiring Portfolio Shares issued in exchange for the Acquired Assets.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Portfolio's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Portfolio shareholder is acting as agent for Acquiring Portfolio in connection with the transaction or approval thereof. Acquiring Portfolio will not reimburse any Acquired Portfolio shareholder for Acquired Portfolio Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Portfolio has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Portfolio.


                                    * * * * *


     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Portfolio. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       PIONEER VARIABLE CONTRACTS TRUST, on
                                       behalf of [Pioneer Portfolio]

                                       By: _____________________________________

                                           Name: _______________________________

                                           Title: ______________________________


Dated:

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                          SAFECO RESOURCE SERIES TRUST
                        ON BEHALF OF [SAFECO PORTFOLIO]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ___________, 2004 between Pioneer Variable Contracts Trust, a Delaware statutory trust, on behalf of its series [Pioneer Portfolio] ("Acquiring Portfolio"), and Safeco Resource Series Trust, a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Portfolio] ("Acquired Portfolio") (the "Agreement"). Pursuant to the Agreement, Acquiring Portfolio will acquire all of the assets of Acquired Portfolio in exchange solely for (i) the assumption by Acquiring Portfolio of the Assumed Liabilities of Acquired Portfolio and (ii) the issuance of Class I shares of beneficial interest of Acquiring Portfolio (the "Acquiring Portfolio Shares") to Acquired Portfolio, followed by the distribution by Acquired Portfolio, in liquidation of Acquired Portfolio, of the Acquiring Portfolio Shares to the shareholders of Acquired Portfolio and the termination of Acquired Portfolio (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Portfolio, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Portfolio is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Portfolio is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Portfolio Shares received by each shareholder that holds shares of Acquired Portfolio (the "Acquired Portfolio Shares") will be approximately equal to the fair market value of the Acquired Portfolio Shares with respect to which such Acquiring Portfolio Shares are received, and the aggregate consideration received by Acquired Portfolio shareholders in exchange for their Acquired Portfolio Shares will be approximately equal to the fair market value of all of the outstanding Acquired Portfolio Shares immediately prior to the transaction. No property other than Acquiring Portfolio Shares will be distributed to shareholders of Acquired Portfolio in exchange for their Acquired Portfolio Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Portfolio nor any person "related" to Acquired Portfolio (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Portfolio or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Portfolio as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Portfolio's business as a series of an open-end investment company. To the best knowledge of management of Acquired Portfolio, there is no plan or intention on the part of the shareholders of Acquired Portfolio to engage in any transaction with Acquired Portfolio, Acquiring Portfolio, or any person treated as related to Acquired Portfolio or Acquiring Portfolio under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Portfolio, Acquiring Portfolio, or any person treated as related to Acquired Portfolio or Acquiring Portfolio under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Portfolio Shares or any of the Acquiring Portfolio Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Portfolio's business as a series of an open-end investment company.

     4. In the transaction, Acquired Portfolio will transfer its assets to Acquiring Portfolio, which will assume the Assumed Liabilities, such that immediately following the transfer, Acquiring Portfolio will possess all of the same assets and liabilities as were possessed by Acquired Portfolio immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Portfolio's business as an open-end investment company) which assets constitute less than 1% of the net assets of Acquired Portfolio.

     5. As of the date of the transaction, the fair market value of the Acquiring Portfolio Shares issued to Acquired Portfolio will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Portfolio will not receive any consideration from Acquiring Portfolio in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Portfolio Shares.

     6. The Assumed Liabilities assumed by Acquiring Portfolio plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Portfolio in the ordinary course of its business. Acquired Portfolio is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and the fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of
Section 357(d) of the Code.

     8. Acquired Portfolio currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Portfolio as of the opening of business on August 2, 2004 (the date the Acquiring Portfolio Adviser became investment adviser to Acquired Portfolio) were Acquired Portfolio's historic business assets within the meaning of Treasury Regulation
Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Portfolio will distribute to its shareholders the Acquiring Portfolio Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Portfolio incurred by it in connection with the transaction, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Portfolio will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Portfolio and Acquired Portfolio.

     12. Acquired Portfolio has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Portfolio meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. Acquired Portfolio is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Portfolio does not pay compensation to any shareholder-employee.

     16. Immediately following the transaction, the Acquired Portfolio Shareholders will own all of the outstanding Acquiring Portfolio Shares and will own such shares solely by reason of their ownership of the Acquired Portfolio Shares immediately prior to the transaction.

     17. Acquired Portfolio shareholders will not have dissenters' or appraisal rights in the transaction.

     18. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Portfolio's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     19. Acquired Portfolio has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Portfolio.


                                    * * * * *

     The undersigned officer of Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Portfolio. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       SAFECO RESOURCE SERIES TRUST, on
                                       behalf of [SAFECO PORTFOLIO]

                                       By: _____________________________________

                                           Name: _______________________________

                                           Title: ______________________________

Dated:

           Exhibit B -- Form of Interim Investment Advisory Agreement

     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCredito Italiano Banking Group, Register of Banking Groups, and Safeco Resource Series Trust, a Delaware statutory trust (the "Trust"), on behalf of its series as listed on Exhibit 1, and amended from time to time (the "Portfolios").

     Whereas, Safeco Asset Management Company has acted as investment adviser to each Portfolio pursuant to an Investment Advisory Agreement dated September 30, 1993 (the "Prior Agreement").

     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareowners of the Portfolio.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to the Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Portfolios for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of the Portfolio, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Portfolio during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with the Portfolio's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Portfolio.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Portfolio into [name of Pioneer Portfolio], (ii) approval of a Management Contract between the Portfolio and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Portfolio. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

     In witness whereof, the parties hereto have executed this Agreement as the 2nd day of August 2004.


                                       SAFECO RESOURCE SERIES TRUST

                                       _________________________________________

                                       By: _____________________________________

                                       Its: ____________________________________


                                       PIONEER INVESTMENT MANAGEMENT, INC.

                                       _________________________________________

                                       By: _____________________________________

                                       Its: ____________________________________

            Exhibit C -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each Portfolio by Pioneer pursuant to authority contained in the Portfolio's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a Portfolio and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a Portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the Portfolios as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the Portfolios. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the Portfolios. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a Portfolio as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolio.

     None of the Portfolios used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each Portfolio in the Pioneer family of funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Portfolios described in this Proxy Statement and provides other information regarding the similar funds.

----------------------------------------------------------------------------------------------------------------
                                     Net assets of Fund                        Management fee rate
       Pioneer Portfolio         (as of September 30, 2004)       (as a percentage of average daily net assets)
----------------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust           $199,641,365         0.50%
----------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund                  $ 44,418,013         0.65% of the Fund's average net assets up to
                                                             $1 billion, 0.60% of the next $4 billion; and 0.55%
                                                             of the excess over $5 billion.
----------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                      $265,835,916         0.50%
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                          Net assets of Fund                        Management fee rate
          Pioneer Portfolio           (as of September 30, 2004)       (as a percentage of average daily net assets)
---------------------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund                 $  478,165,700        0.40%
---------------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets Fund              $  268,254,326        1.15%
---------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund                 $  874,304,393        0.60 of the Fund's average net assets up to $10
                                                                  billion and 0.575% on the assets over $10 billion.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Fund                        $  171,301,516        1.00% of the Fund's average net assets up to $300
                                                                  million, 0.85% of the next $200 million and 0.75%
                                                                  of the excess over $500 million.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Select Fund                 $    6,725,644        1.00% of the Fund's average net assets up to $300
                                                                  million, 0.85% of the next $200 million and 0.75%
                                                                  of the excess over $500 million.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Fund                               $6,131,707,342        0.60% +/- .10% depending on performance vs. S&P
                                                                  500 Index.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Global High Yield Fund             $  145,376,065        0.70% of the Fund's average net assets up to $500
                                                                  million, 0.65% of the next $500 million and 0.60%
                                                                  of the excess over $1 billion.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares                      $  663,767,737        0.70% of the Fund's average net assets up to $500
                                                                  million, 0.65% of the next $500 million and 0.625%
                                                                  of the excess over $1 billion.

                                                                  +/- .10% depending on performance vs. Russell 1000
                                                                  Index.
---------------------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund                    $7,811,801,182        0.70% of the Fund's average net assets up to $500
                                                                  million, 0.65% of the next $500 million and 0.60%
                                                                  of the excess over $1 billion.
---------------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund          $   36,478,202        1.00% of the Fund's average net assets up to $300
                                                                  million, 0.85% of the next $200 million and 0.75%
                                                                  of the excess over $500 million.
---------------------------------------------------------------------------------------------------------------------
 Pioneer International Value Fund           $  130,773,125        1.00% of the Fund's average net assets up to $300
                                                                  million, 0.85% of the next $200 million and 0.75%
                                                                  of the excess over $500 million.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Large Cap Growth Fund              $    1,694,987        0.75%
---------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund                $  559,334,106        0.625% +/- .20% depending on performance vs. S&P
                                                                  Mid Cap 400 Index.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund                 $1,842,494,003        0.70% of the Fund's average net assets up to $500
                                                                  million, 0.65% of the next $500 million and 0.625%
                                                                  of the excess over $1 billion.

                                                                  +/- .10% depending on performance vs. Russell Mid
                                                                  Cap Value Index.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                $   39,073,966        0.75% of the first $1 billion of the Fund's average
 Growth Fund                                                      net assets and 0.70% of the excess over $1 billion.
---------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Small Cap                $   47,438,259        0.85% of the first $1 billion of the Fund's average
 Growth Fund                                                      net assets and 0.80% of the excess over $1 billion.
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                            Net assets of Fund                        Management fee rate
           Pioneer Portfolio            (as of September 30, 2004)       (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific                 $   20,219,066        0.75% of the first $1 billion of the Fund's average
 Rim Fund                                                           net assets and 0.70% of the excess over $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap               $   40,835,919        0.85% of the first $1 billion of the Fund's average
 Growth Fund                                                        net assets and 0.80% of the excess over $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Stock Fund                      $   43,972,353        0.75% of the first $1 billion of the Fund's average
                                                                    net assets and 0.70% of the excess over $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Strategic Growth Fund           $   43,117,493        0.75% of the first $1 billion of the Fund's average
                                                                    net assets and 0.70% of the excess over $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund                        $   18,315,138        0.75% of the first $1 billion of the Fund's average
                                                                    net assets and 0.70% of the excess over $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Select Equity Fund                   $      496,845        0.75%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Short Term Income Fund               $   12,321,110        0.40%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund                 $  517,033,022        0.85%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company Fund                   $  186,036,475        0.85%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Income Fund                $  572,112,159        0.60% of the Fund's average net assets up to
                                                                    $1 billion, 0.55% of the next $9 billion; and 0.50%
                                                                    of the excess over $10 billion.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund                 $  338,100,498        0.50% of the Fund's average net assets up to $250
                                                                    million, 0.48% of the next $50 million; and 0.45%
                                                                    of the excess over $300 million.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund                           $3,788,405,005        0.60% +/- .10% depending on performance vs. Lipper
                                                                    Growth and Income Fund Index.
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
-----------------------------------------------------------------------------------------------------------------------
 Pioneer America Income                       $   44,418,013        0.55%
 VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio               $   44,699,291        0.65%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio          $  874,304,393        0.65%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets VCT                 $   33,358,556        1.15%
 Portfolio
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio                 $   14,946,105        1.00%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio                   $  265,027,924        0.65%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares VCT Portfolio          $   36,316,518        0.70%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer High Yield VCT Portfolio             $  109,597,617        0.65%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer International Value VCT              $   23,107,772        1.00%
 Portfolio
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio          $  660,212,326        0.65%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Money Market VCT Portfolio           $   30,622,262        0.50%
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                  $    2,528,521        0.75% of the first $1 billion of the Fund's average
 Growth VCT Portfolio                                               net assets and 0.70% of the excess over $1 billion.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                         Net assets of Fund                        Management fee rate
         Pioneer Portfolio           (as of September 30, 2004)       (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific Rim            $   909,585         0.75% of the first $1 billion of the Fund's average
 VCT Portfolio                                                   net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap              $ 1,525,336         0.75% of the first $1 billion of the Fund's average
 Growth VCT Portfolio                                            net assets and 0.70% of the excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value VCT                 $22,800,093         0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT                   $12,241,934         0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Income VCT                $38,535,065         0.65%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                 $ 7,738,878         0.75%
--------------------------------------------------------------------------------------------------------------------

                  Exhibit D -- Portfolio Manager's Performance

Report From the Portfolio Managers
Safeco RST Bond Portfolio
As of June 30, 2004

How did the Portfolio perform?

     For the six-month period ending June 30, 2004, the Safeco RST Bond Portfolio slightly underperformed against its benchmark, the Lehman Aggregate Bond Index.

What factors impacted the Portfolio's performance?

     The decline in interest rates over economic recovery concerns was the most important factor in market performance during the first quarter. While interest rates declined in the first quarter, they rose sharply during the second quarter. The yield on the two-year Treasury rose by 110 basis points or 1.1%, the five-year by 99 basis points or almost 1%, the 10-year by 75 basis points and the 30-year by 52 basis points.

     The Portfolio benefited from a relatively short duration of 4.38 versus the Lehman Aggregate duration of 4.70. The Portfolio also benefited from an 11.9% underweight in Treasury securities. Treasuries underperformed the most of any sector during the second quarter.

     The best performing fixed income sector during the second quarter was the mortgage market. The Portfolio was hurt by the 5.2% underweight in mortgage securities in the quarter. Also hurting the Portfolio was the 11.8% overweight in corporate bonds, although the Portfolio was more overweighted in "A" rated bonds, which performed slightly better than lower-rated "BBB" bonds.

What changes did you make to the Portfolio and why?

     During the first quarter, we restructured the maturity profile of our Treasury exposure. We laddered our Treasury holdings across the entire yield curve offering the best roll and highest yield per unit of duration risk. We added more Treasury inflation-protected securities. We increased our exposure to callable agency securities to increase the portfolio's yield and to cushion the blow from an eventual rise in rates.

     Second quarter trading activity was aimed at maintaining our slightly short duration and maintaining the mortgage-backed securities (MBS) allocation. Specifically, the Portfolio used the cash from mortgage paydowns to purchase a 30-year 5.0% FNMA pass-through to maintain the allocation of MBS. The Portfolio was also active in the Corporate bond sector, swapping a 30-year Target Corporation bond for a similar maturity Treasury bond and tendering some 10-year Wells Fargo bonds and investing the proceeds in Boeing and Petro-Canada.

Tim Hokari -- Portfolio Manager
Lesley Fox -- Portfolio Manager
Nancy McFadden, CFA -- Portfolio Manager
Gregory Card, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco RST Bond Portfolio
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004                                             Six Month*     1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------------------------------
 Safeco RST Bond Portfolio                                                          0.00%       (0.31)%      5.90%      6.12%
 Lehman Brothers Aggregate Bond Index                                               0.15%        0.32%       6.95%      7.39%

*    Not annualized.
     Performance does not reflect the deduction, if any, for taxes or penalties or any other fees associated with a loan, withdrawal, liquidation or other distribution of all or part of any investment vehicle in which the Portfolio is available as an underlying investment option.
------------------------------------------------------------------------------------------------------------------------------

<Plot points to come>

The performance graph compares a hypothetical $10,000 investment in the Portfolio to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Portfolio Managers
Safeco RST Core Equity Portfolio
As of June 30, 2004

How did the Portfolio perform?

     The Safeco RST Core Equity Portfolio underperformed its benchmark Index, the S&P 500, for the six-month period ending June 30, 2004.

What factors impacted the Portfolio's performance?

     Trends that hurt the Portfolio in the fourth quarter of 2003 continued. Cyclical stocks, companies without earnings and lower quality companies continued to perform better than the stocks in the Portfolio's benchmark.

     During the first half of this year, virtually every sector had stocks that performed well. Some of these stocks, such as Ball Corp., Illinois Tool Works and Leggett & Platt performed well as the economy strengthened. Others like Hartford Financial and Schlumberger performed well because trends in the insurance and energy industries remain positive. Finally, others like Estee Lauder, Harley Davidson, and PepsiCo are simply solid companies doing well.

     The Portfolio had several poor performing stocks in the first half, including some in the healthcare sector. In this sector, patent expirations (Abbott), legal issues (Wyeth) and concerns regarding future growth rates (Amgen) weighed on the stocks. The technology sector had several losers. Nokia is suffering from newer entrants and its own product cycle. Texas Instruments and Applied Materials remain volatile due to concerns regarding the strength and length of the cycle in their end markets.

What changes did you make to the Portfolio and why?

     Diversification is increasing -- we added two utilities stocks. The largest position sizes are decreasing: positions over 3% at year end are down to zero at mid-year. The percentage of the Portfolio in its top-10 holdings is decreasing (28.2% at year end versus 24% now) and the average market capitalization is decreasing, achieved by reducing positions in Citigroup and Pfizer. The intent of these moves is to improve the relative performance of the Portfolio.

     At the same time we were doing the above we continued to look for the correct buy and hold stocks for the Portfolio. Among those moves were adding to existing positions Illinois Tool Works and Cardinal Health and initiating new positions, such as in Sungard Data Systems and Best Buy.

     We eliminated our position in Altria when it reached our price objective and our position in PeopleSoft, because we found a better alternative.

Rich Meagley, CFA -- Portfolio Manager/Equity Analyst
Darcy MacLaren, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco RST Core Equity Portfolio
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004                                             Six Month*     1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------------------------------
 Safeco RST Core Equity Portfolio                                                   1.92%        14.5%      (5.44)%     8.43%
 S&P 500 Index                                                                      3.46%       19.13%      (2.20)%    11.82%

*    Not annualized.
     Performance does not reflect the deduction, if any, for taxes or penalties or any other fees associated with a loan, withdrawal, liquidation or other distribution of all or part of any investment vehicle in which the
     Portfolio is available as an underlying investment option.
------------------------------------------------------------------------------------------------------------------------------

<Plot points to come>

The performance graph compares a hypothetical $10,000 investment in the Portfolio to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Portfolio Managers
Safeco RST Growth Opportunities Portfolio
As of June 30, 2004

How did the Portfolio perform?

     For the six-month period ending June 30, 2004, the Portfolio has outperformed its benchmark index, the Russell 2000 Index[RegTM].

What factors impacted the Portfolio's performance?

     The biggest factor affecting the Portfolio's strong performance has been from stock selection. We have many stable, liquid and less volatile small-cap holdings. Our view continues to be that earnings growth comparisons for many companies will moderate as the economy continues to recover, thus we have positioned the portfolio toward companies with sustainable growth in earnings. Some of the Portfolio's outperformance was a result of 46% of the Portfolio having a market capitalization of greater than $1 billion currently. This is the segment of the market cap spectrum that we added to during late 2003. Year-to date the Russell 2000 Index[RegTM] sectors that contributed the most were producer durables, consumer discretionary and healthcare -- all overweighted sectors in the Portfolio. Our underweight in technology helped as well.

What changes did you make to the Portfolio and why?

     The turnover in the Growth Opportunities Portfolio remains quite low for a small-cap portfolio as compared to the turnover of other portfolios of its type. What this symbolizes is a management team with a long-term view of the investments made in the portfolio. We continue to upgrade the quality of the portfolio to more stable, more liquid and thereby less volatile stocks. We seek high quality companies that have consistent growth in profits, strong return on investor capital (or increasing), an ability to grow internally, and a seasoned management team.

Jeffrey Schwartz, CFA -- Portfolio Manager/Equity Analyst
Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco RST Growth Opportunities Portfolio
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004                                             Six Month*     1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------------------------------
 Safeco RST Growth Opportunities Portfolio                                          9.00%       33.86%       3.83%      13.25%
 Russell 2000 Index                                                                 6.76%       33.37%       6.63%      10.93%

*    Not annualized.
     Performance does not reflect the deduction, if any, for taxes or penalties or any other fees associated with a loan, withdrawal, liquidation or other distribution of all or part of any investment vehicle in which the Portfolio is available as an underlying investment option.
------------------------------------------------------------------------------------------------------------------------------

<Plot points to come>

The performance graph compares a hypothetical $10,000 investment in the Portfolio to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Portfolio Managers
RST Money Market Portfolio
As of June 30, 2004

How did the Portfolio perform?

     The 12-month return on the Portfolio was lower than the 3.2% year-over-year increase in the Consumer Price Index (CPI) as of the end of June 2004.

What factors impacted the Portfolio's performance?

     After a full year of the Federal Funds target rate of 1.00%, the Federal Reserve's Open Market Committee (FOMC) finally raised the rate to 1.25% on June
30. The Fed Funds futures market anticipates a 0.25% rise in the rate at each of the four remaining FOMC meetings in 2004 and even higher rates in 2005.

     Much of the performance of the Portfolio can be attributed to the large holdings (26%) of 7-day reset floating rate notes that reset off of 1-month London inter-bank offer rate (LIBOR). LIBOR-based securities currently offer higher rates than other available money market securities, and the frequent rate reset of the notes captures higher rates more quickly in a rapidly rising rate environment. Also contributing to the Portfolio's returns were the holdings of longer-term corporate bonds purchased at relatively high yields on a steep money market yield curve.

What changes did you make to the Portfolio and why?

     We increased our allocation of floating rate notes. This has become our asset class of choice because the spread is much higher than commercial paper. Commercial paper remains one of the lowest-yielding assets in the prime money markets.

     After rates had risen significantly, we made a purchase of a Federal Home Loan Bank (FHLB) 13-month maturity bond which is callable every three months and some purchases of one-year bank and broker paper.

Lesley Fox -- Portfolio Manager
Cathleen Beauchamp, CFA -- Portfolio Manager/Taxable Fixed Income Analyst

Performance Overview & Highlights
Safeco RST Money Market Portfolio
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004                                             Six Month*     1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------------------------------
 Safeco RST Money Market Portfolio                                                  0.16%        0.32%       2.82%      3.89%

*    Not annualized.
     Performance does not reflect th  e deduction, if any, for taxes or penalties or any other fees associated with a loan, withdrawal, liquidation or other distribution of all or part of any investment vehicle in which the Portfolio is available as an underlying investment option.
------------------------------------------------------------------------------------------------------------------------------

Weighted Average Maturity .........   64 Days
7 Day Yield .......................   0.45%

Report From the Portfolio Managers
Safeco RST Multi-Cap Core Portfolio
As of June 30, 2004

How did the Portfolio perform?

     For the six-month period ending June 30, 2004, the Safeco RST Multi-Cap Core Portfolio outperformed its benchmark index, the Russell 3000 Index.

What factors impacted the Portfolio's performance?

     The market posted a modest gain during the first half of the year as the improving economy and strong corporate earnings outweighed investors' concerns about rising rates, the conflict in Iraq and higher oil prices. During the period small and mid-cap stocks outperformed large-cap stocks. In the first half of this year, the Russell 2000 Index of small-cap stocks advanced 6.76% and the Russell Mid-Cap Index advanced 6.67% versus a 3.3% rise in the Russell 1000 Index of large-cap issues. We would attribute our better performance in the period to the Portfolio's high exposure to mid and small-cap stocks relative to the benchmark.

What changes did you make to the Portfolio and why?

     During the first half we continued our strategy of increasing diversification to improve the risk/reward trade-off in the Portfolio. We added 17 new positions, and deleted six, bringing our total number of names to 73. The additions were mostly economically-sensitive companies in the mid-cap size range. The deletions were all small-cap companies which had not been performing well. We continue to seek a better balance among market capitalizations as we modestly reduce our exposure to small-caps relative to our benchmark, the Russell 3000. Four of the five top performers for the period, Coldwater Creek, Starbucks, Expeditors International and Nordstrom, are cyclical companies. Our poor performers were either companies that had company-specific problems, like Performance Food Group, Intuit and Penwest Pharmaceutical, or stocks that retreated after a good run, such as Primus Knowledge.

Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst
Brian Clancy, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco RST Multi-Cap Core Portfolio
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004                                             Six Month*     1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------------------------------
 Safeco RST Multi-Cap Core Portfolio                                                4.97%       25.92%       2.76%      8.73%
 Russell 3000 Index                                                                 3.59%       20.46%      (1.07)%    11.66%
 S&P 500 Index                                                                      3.46%       19.13%      (2.20)%    11.82%

*    Not annualized.
     Performance does not reflect the deduction, if any, for taxes or penalties or any other fees associated with a loan, withdrawal, liquidation or other distribution of all or part of any investment vehicle in which the Portfolio is available as an underlying investment option.
------------------------------------------------------------------------------------------------------------------------------

<Plot points to come>

The performance graph compares a hypothetical $10,000 investment in the Portfolio to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Report From the Portfolio Manager
Safeco RST Small-Cap Value Portfolio
As of June 30, 2004

How did the Portfolio perform?

     Overall the Portfolio slightly outperformed its benchmark, the Russell 2000 Value Index for the six-month period ending June 30, 2004. All the positive contributions took place in the first quarter, and then the small cap market seesawed down and up from April through June. In retrospect, the first few months were a continuation of the "take off" phase of the market cycle that began last March. The April/May timeframe saw the first significant correction since that rally began.

What factors impacted the Portfolio's performance?

     Market leadership by higher quality stocks has continued, following a trend that began in the fourth quarter of last year. I define high quality as companies with stock prices above $5 per share, with positive earnings, low P/E ratios versus the universe, and market capitalization above $250 million.

     This trend helped the Portfolio, since the Portfolio owns stocks all across the small-cap-size spectrum and the weighted average tends towards the middle of the small cap size range. Also, the Portfolio has less of its assets invested in companies that are not currently more profitable than the index, and we didn't have much exposure to under-$5 price stocks.

     In early April, one single government report of job growth was all it took to crystallize the market's worry that the Federal Reserve would start raising short-term interest rates. This precipitated a fast and steep correction in the Portfolio's most interest-rate-sensitive stocks. Those stocks have made a partial recovery since then.

What changes did you make to the Portfolio and why?

     I added new stocks which I believed were not discounting their full potential or had not participated in the "lift off" phase of the early market cycle. From the March 2003 bottom, the entire market experienced a "rising tide" effect. That effect has run its course, and so I've tried to find stocks that represent value opportunities in the traditional sense of the word.

     For example, Pacer International was bought on price weakness after I had multiple meetings with management to cement an understanding of their business. Pacer arranges for the transportation of ocean freight containers by reselling space on the railroads in a service called the Stack Train. They produce significant free cash flow, but their service offering is aligned with the Union Pacific and CSX railroads, and those companies are experiencing a period of poor service quality that has temporarily hurt Pacer. In time I believe this will change. However, Pacer's stock was down based on the current view of conditions, not what they'll be in the future. The future is where I see the stock's opportunity.

     I also exited positions that I believe have run their course, or have taken a turn for the worse. Examples of the former include the last of the utility preferred stocks in the Portfolio. An example of the latter would be the company Osteotech, which abandoned one of its product lines in January, calling into doubt its growth prospects and valuation. I was fortunate to exit the stock before the worst of the damage was done.

     I continue to believe stocks with traditional "value" characteristics-in terms of their overall valuation and free cash flow generation-are a successful strategy to own for the long term. I am a believer in owning stocks that are priced cheaper than the overall market, with sustainable businesses and cash flows. I think the Portfolio is currently positioned this way.

Greg Eisen, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco RST Small-Cap Value Portfolio
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004                                    Six Month*     1 Year      5 Year     Since inception**
------------------------------------------------------------------------------------------------------------------------------
 Safeco RST Small-Cap Value Portfolio                                      7.94%       31.42%      15.60%          10.05%
 Russell 2000 Value Index                                                  7.83%       35.17%      12.82%          12.62%

*    Not annualized.
**   Graph and average annual return comparison begins April 30, 1997, the inception date of the Portfolio.
     Performance does not reflect the deduction, if any, for taxes or penalties or any other fees associated with a loan, withdrawal, liquidation or other distribution of all or part of any investment vehicle in which the Portfolio is available as an underlying investment option.
------------------------------------------------------------------------------------------------------------------------------

<Plot points to come>

The performance graph compares a hypothetical $10,000 investment in the Portfolio to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PIONEER FUND VCT PORTFOLIO
Performance Update 6/30/04

Prices and Distributions

                                                   6/30/04             12/31/03
Net Asset Value per Share                     $ 18.98             $ 18.70
Distributions per Share                       Short-Term          Long-Term
(1/1/04 - 6/30/04)            Dividends       Capital Gains       Capital Gains
                              $ 0.100         $    -              $    -

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the S&P 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Pioneer
                        Fund VCT
        S&P 500         Portfolio

10/97   10000           10000
        10643           10543
12/98   13686           13296
        16565           15411
12/00   15060           15600
        13275           13908
12/02   10342           11261
        13306           13936
12/04   13764           14220

Average Annual Total Returns
(As of June 30, 2004)

Net Asset Value
-----------------------------------
Life-of-Class (10/31/97)      5.42%
5 Years                      -0.70%
1 Year                       17.84%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Portfolio Management Discussion 6/30/04

In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund VCT Portfolio over the six months ended June 30, 2004.

Q:   How did the Portfolio perform over the first six months of 2004?

A: Pioneer Fund VCT Portfolio recorded a positive total return of 2.04% at net asset value in the six months ended June 30, 2004. The Standard & Poor's 500 Index showed a total return of 3.44% over the same period. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q:   Please discuss the Portfolio's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P sector, the largest factor was our position in Rio Tinto. In the case of the materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the "pros and cons," we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector.

     Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecomm services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture, Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid."

     On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q:   What changes have you have made to the Portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairy valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification.

     In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories.

     One of our purchases in financials proved to be particularly well timed, as SouthTrust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player. Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems, QUALCOMM and Altera.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons.

     The market to us remains attractive, even if more moderately attractive then it was in early 2003 when prices were much lower and the economy was still just poised for its rebound rather then underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

     Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your Portfolio. Thank you for your support.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized. The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MONEY MARKET VCT PORTFOLIO
Portfolio and Performance Update 6/30/04

Short-term interest rates remained at 46-year lows during the first half of 2004, although the U.S. Federal Reserve Board finally signaled a shift in its accommodative monetary policy on June 30 when it raised the key Fed Funds Rate from 1.00% to 1.25%. Throughout the six months, Pioneer Money Market VCT Portfolio maintained a $1 share price and provided modest current income consistent with the low yields available in the money market. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.) In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected the Portfolio over the six months ended June 30, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the first half of 2004?

A: For the six months ended June 30, 2004, Pioneer Money Market VCT Portfolio had a total return of 0.25% at net asset value. On June 30, 2004, the Portfolio's seven-day effective yield was 0.91%.

Q:   What factors affected Portfolio performance?

A: Short-term interest rates remained at historically low levels over the past six months. It was a period, however, in which evidence steadily accumulated that the U.S. economy was recovering briskly. Growth Domestic Product (GDP), for example, grew by an annual rate of 3.9% for the first three months. The nation's industrial production increased by 5.6% since June 30, 2004, and the economy added 1.4 million new jobs during the same 12 months. Evidence of the economy's vibrancy became more persuasive during the six months, especially after the Department of Labor released an unexpectedly strong new-jobs report for March. Market interest rates began rising and expectations grew that the Federal Reserve Board would finally shift from its accommodative monetary policy and begin raising short-term interest rates. The Fed confirmed those expectations on the final day of the six-month period when it raised the influential Fed Funds Rate by one-quarter of one percent and signaled that it was likely to raise the rate further in subsequent months to head-off inflationary threats.

Q:   Given this environment, what strategies did you pursue?

A: We held to our quality orientation in managing the Portfolio. While the effective duration was 71 days on June 30, 2004, we expected to shorten duration aggressively as the Federal Reserve began to raise rates. A shorter-duration should give the Portfolio greater ability to invest in new, higher-yielding securities as rates start to rise.

Q:   What is your investment outlook?

A: We anticipate that while the Federal Reserve will continue to stimulate continued economic growth, it is likely to raise short-term rates further for the remainder of 2004 and at least the beginning of 2005. Given this outlook, we expect to maintain a shorter duration to give us the flexibility to capture additional yield as rates rise. However, we also expect to take a more barbelled approach, with concentrations both in very short, one-to-two month securities and in one-year maturities, where higher yields are available. We also intend to consider opportunities to invest in floating-rate notes, where we believe we can take advantage of higher yields without assuming more risk.

Prices and Distributions                           6/30/04             12/31/03
Net Asset Value per Share                     $ 1.00              $ 1.00
Distributions per Share                       Short-Term          Long-Term
(1/1/04 - 6/30/04)            Dividends       Capital Gains       Capital Gains
                              $ 0.0025        $                   $
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of June 30, 2004)

 Net Asset Value
------------------------------
Life-of-Class           3.59%
  (3/1/95)
5 Years                 2.68%
1 Year                  0.46%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside corer of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MID CAP VALUE VCT PORTFOLIO
Performance Update 6/30/04

Prices and Distributions

                                                   6/30/04             12/31/03
Net Asset Value per Share                     $ 21.99             $ 20.47
Distributions per Share       Dividends       Short-Term          Long-Term
(1/1/04 - 6/30/04)                            Capital Gains       Capital Gains
                              $ 0.080         $    -              $  0.2095

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        Pioneer
        Russell         Mid Cap
        Mid-Cap         Value VCT
        Value           Portfolio

3/95    10000           10000
        12263           11819
12/96   14748           13596
        19812           16952
12/98   20820           16271
        20799           18407
12/00   24789           21721
        25369           23130
12/02   22920           20537
        31643           28234
12/04   33910           30733

Average Annual Total Returns
(As of June 30, 2004)

     Net Asset Value
----------------------------------
Life-of-Class (3/1/95)     12.66%
5 Years                    10.11%
1 Year                     32.23%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/04

Despite interim volatility, stocks tended to gain over the first six months of 2004, riding on the tide of a strengthening economy and generally rising corporate profitability. In the following interview, Rod Wright discusses the market environment and portfolio strategies during the six months ended June 30, 2004. Mr. Wright is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q:   How did the Portfolio perform?

A: The Portfolio performed well. For six months ended June 30, 2004, the Portfolio had a total return of 8.85% at net asset value, while the Russell Midcap Value Index returned 7.17%.

Q:   What were the principal factors that affected performance?

A: Despite a succession of fears that caused short-term market reversals, stocks generally rose during the six months as evidence accumulated that the economy was strengthening and that corporate earnings were increasing. The rally that had driven the market for most of 2003 continued in early 2004 until March, when market interest rates spiked up on fears about the effects of rising oil prices, the possibility of increasing inflationary pressure and the likelihood that the Federal Reserve would tighten monetary policy. Adding to the uncertainty was the anxiety over the continuing violence in Iraq. In the final weeks of the period, however, the market rebounded again in anticipation of good news about corporate earnings and the widening expectation that the Federal Reserve would act gradually in raising short-term rates, helping to sustain the economic recovery.

Q:   What types of investments helped Portfolio performance?

A: Security selection was the primary factor, as stocks across the industry spectrum contributed to performance. Stocks in the health care, financial services, telecommunications and industrial sectors did well, while stocks in basic materials, consumer staples and consumer discretionary sectors did less well.

     The top individual contributor was Charter One Financial, which was taken over by Royal Bank of Scotland, at a substantial premium to its valuation. Several other performance leaders were formerly out-of-favor companies whose stock prices began appreciating as their earnings and business prospects began to improve. They included: NCR, the technology conglomerate that began turning around its business in time to benefit from an increase in corporate capital spending; and Reliant Energy, an independent power producer and energy merchant whose stock gained as a result of a corporate restructuring and the sale of undervalued assets. The Portfolio also had success with stocks such as Becton Dickinson, the medical supplies company, which benefited from rising earnings and the introduction of new products, and Providian, a credit-card issuer whose prospects began to improve under a restructuring plan implemented by new management.

Q:   Were there any disappointments?

A: We had a few. Investment Technology Group, a company specializing in electronic trading operations, declined as it faced increased competition in the financial markets. However, we continued to hold the stock because of the value of its assets. We have sold our stake in another disappointment, Seagate Technology, a manufacturer of disc drives, which became the victim of industry overcapacity. Similarly, we also eliminated positions in two disappointing mining stocks, Freeport-McMoRan and Newmont Mining, both of which declined as the price of gold weakened.

Q:   What is your investment outlook?

A: We think that the market trends will continue to be choppy, as a variety of factors will weigh on investors' minds. However, the outlook for corporate earnings is generally positive and companies are generating a great deal of free cash flow. We intend to remain focused on our core discipline, concentrating on investments in quality companies with reasonable stock valuations.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Mid-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

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